HIGHMARK FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 2008

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectuses of the HighMark Equity, Fixed-Income and Asset Allocation Funds dated December 1, 2008, the Prospectuses of the HighMark Money Market Funds dated December 1, 2008 and the Class M Shares Prospectus of HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund dated December 1, 2008 (collectively, the "Prospectuses") and any of their supplements. This Statement of Additional Information is incorporated in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing HighMark Funds, c/o PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, or by telephoning toll free 1-800-433-6884. Capitalized terms used but not defined in this Statement of Additional Information have the same meanings as set forth in the Prospectuses.


     Certain disclosure has been incorporated by reference into this Statement of Additional Information from the Annual Report of HighMark Funds, copies of which may be obtained, without charge, by contacting HighMark Funds at 1-800-433-6884.

HMK-SX-009-0600

                                TABLE OF CONTENTS


                                                                            PAGE
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
HIGHMARK FUNDS..........................................................       1
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS.........................       3
INVESTMENT RESTRICTIONS.................................................      40
   1940 Act Restrictions................................................      48
   Additional Non-Fundamental Policies..................................      52
   Voting Information...................................................      52
PORTFOLIO TURNOVER......................................................      52
DISCLOSURE OF PORTFOLIO HOLDINGS........................................      53
VALUATION...............................................................      55
   Valuation of the Money Market Funds..................................      55
   Valuation of the Equity Funds and the Fixed-Income Funds.............      56
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................      58
   Purchases Through Financial Institutions.............................      59
   Redemption by Checkwriting...........................................      59
   Sales Charges........................................................      60
   Sales Charge Reductions and Waivers..................................      61
   Additional Federal Tax Information...................................      63
MANAGEMENT OF HIGHMARK FUNDS............................................      82
   Trustees and Officers................................................      82
   Codes of Ethics......................................................      89
   Investment Adviser...................................................      89
   Sub-Advisers.........................................................      91
   Portfolio Managers...................................................      93
   Portfolio Transactions...............................................     101
   Administrator and Sub-Administrator..................................     105
   Glass-Steagall Act...................................................     108
   Shareholder Services Plans...........................................     109
   Expenses.............................................................     110
   Distributor..........................................................     110
   Transfer Agent and Custodian Services................................     116
   Independent Registered Public Accounting Firm........................     117
   Legal Counsel........................................................     117
ADDITIONAL INFORMATION..................................................     117
   Proxy Voting Policies and Procedures.................................     117
   Description of Shares................................................     117
   Shareholder and Trustee Liability....................................     119
   Miscellaneous........................................................     120
APPENDIX A..............................................................     154
APPENDIX B..............................................................     159
FINANCIAL STATEMENTS....................................................     165


                                       -i-

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                       STATEMENT OF ADDITIONAL INFORMATION
                                 HIGHMARK FUNDS

     HighMark Funds is an open-end management investment company. All of the series of HighMark Funds, except for HighMark Enhanced Growth Fund, HighMark Cognitive Value Fund and HighMark International Opportunities Fund, are diversified investment companies. HighMark Funds was organized as a Massachusetts business trust on March 10, 1987 and presently consists of twenty-four series of units of beneficial interest which represent interests in one of the following portfolios (each a "Fund" and collectively the "Funds"):

     HighMark Balanced Fund,
     HighMark Cognitive Value Fund,
     HighMark Core Equity Fund,
     HighMark Enhanced Growth Fund,
     HighMark Fundamental Equity Fund,
     HighMark International Opportunities Fund,
     HighMark Large Cap Growth Fund (formerly, HighMark Growth Fund), HighMark Large Cap Value Fund,
     HighMark Small Cap Advantage Fund,
     HighMark Small Cap Value Fund,
     HighMark Value Momentum Fund,
     HighMark Bond Fund,
     HighMark Short Term Bond Fund,
     HighMark California Intermediate Tax-Free Bond Fund,
     HighMark National Intermediate Tax-Free Bond Fund,
     HighMark 100% U.S. Treasury Money Market Fund,
     HighMark California Tax-Free Money Market Fund,
     HighMark Diversified Money Market Fund,
     HighMark Treasury Plus Money Market Fund,
     HighMark U.S. Government Money Market Fund,
     HighMark Income Plus Allocation Fund,
     HighMark Growth & Income Allocation Fund,
     HighMark Capital Growth Allocation Fund, and
     HighMark Diversified Equity Allocation Fund

     HighMark Treasury Plus Money Market Fund commenced operations on August 14, 2008. HighMark Fundamental Equity Fund commenced operations on August 5, 2008. HighMark Small Cap Advantage Fund commenced operations on March 1, 2007. HighMark Diversified Equity Allocation Fund commenced operations on November 15, 2006. HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund commenced operations on April 3, 2006. HighMark Short Term Bond Fund commenced operations on November 2, 2004. HighMark Income Plus Allocation Fund, HighMark Growth & Income Allocation Fund, and HighMark Capital Growth Allocation Fund commenced operations on October 12, 2004. HighMark National Intermediate Tax-Free Bond Fund commenced operations on October 18, 2002. HighMark Core Equity Fund commenced operations on May 31, 2000. HighMark Small Cap Value Fund commenced operations on September 17, 1998. HighMark Value Momentum Fund and HighMark California Intermediate

Tax-Free Bond Fund commenced operations on April 25, 1997. HighMark Balanced Fund commenced operations on November 14, 1993 and HighMark Large Cap Growth Fund (formerly, HighMark Growth Fund) commenced operations on November 18, 1993. HighMark Large Cap Value Fund and HighMark Bond Fund commenced operations on June 23, 1988 as a result of the reorganization of the Income Equity Portfolio and the Bond Portfolio, respectively, of the IRA Collective Investment. HighMark Diversified Money Market Fund commenced operations on February 1, 1991, and HighMark California Tax-Free Money Market Fund commenced operations on June 10, 1991. HighMark U.S. Government Money Market Fund and HighMark 100% U.S. Treasury Money Market Fund commenced operations on August 10, 1987.

     For ease of reference, this Statement of Additional Information sometimes refers to the different categories of Funds as the "Equity Funds," the "Fixed-Income Funds," the "Money Market Funds" and the "Asset Allocation Portfolios."

     The EQUITY FUNDS include:
          Balanced Fund
          Cognitive Value Fund
          Core Equity Fund
          Enhanced Growth Fund
          Fundamental Equity Fund
          International Opportunities Fund
          Large Cap Growth Fund
          Large Cap Value Fund
          Small Cap Advantage Fund
          Small Cap Value Fund
          Value Momentum Fund

     The FIXED-INCOME FUNDS include:
          Bond Fund
          Short Term Bond Fund
          California Intermediate Tax-Free Bond Fund
          National Intermediate Tax-Free Bond Fund

     The MONEY MARKET FUNDS include:
          100% U.S. Treasury Money Market Fund
          California Tax-Free Money Market Fund
          Diversified Money Market Fund
          Treasury Plus Money Market Fund
          U.S. Government Money Market Fund

     The ASSET ALLOCATION PORTFOLIOS include:
          Income Plus Allocation Fund
          Growth & Income Allocation Fund
          Capital Growth Allocation Fund
          Diversified Equity Allocation Fund


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     The Income Equity Portfolio and the Bond Portfolio of the IRA Collective
Investment (which were reorganized into certain Funds as described above) are sometimes referred to as the "IRA Fund Portfolios."

     As described in the Prospectuses, the Funds have been divided into as many as six classes of shares (designated Class A, Class B and Class C Shares (collectively "Retail Shares"), Class S Shares, Class M Shares and Fiduciary Shares) for purposes of HighMark Funds' Distribution Plans and Shareholder Services Plans, which Distribution Plans apply only to such Funds' Retail Shares and Class S Shares. Retail Shares, Class S Shares, Class M Shares and Fiduciary Shares are sometimes referred to collectively as "Shares." Holders of Shares are sometimes referred to in this Statement of Additional Information collectively as "shareholders."

     Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus for such Shares.

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

     The following investment strategies supplement the investment objectives and policies of each Fund as set forth in the respective Prospectus for that Fund.

     1. EQUITY SECURITIES. Equity Securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks or, for even smaller companies, microcap companies or microcap stocks, may be especially sensitive to these factors. To the extent a Fund invests in equity securities, that Fund's Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations. Changes in interest rates may also affect the value of equity securities in market sectors that are considered interest rate sensitive, such as the finance sector.

     2. INITIAL PUBLIC OFFERINGS. Certain Funds may invest in initial public offerings ("IPOs"), including secondary offerings of newly public companies. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned public companies. Many IPOs are smaller firms with less experienced management, limited product lines, undeveloped markets and limited financial resources. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the concepts involved are generally unproven, the companies have little or no track record, and they are more vulnerable to competition, technological advances and changes in market and economic conditions. For foreign IPOs, the risks may be more significant when combined with the risks of investing in developed and emerging markets.

     3. DEBT SECURITIES. The Funds may invest in debt securities within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") and comparable unrated securities. Securities rated BBB by S&P or Baa by Moody's are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by a Fund to fall below the fourth highest rating category, HighMark Capital Management, Inc. (the "Adviser" or "HCM") will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would a Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

     Depending upon prevailing market conditions, a Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

     From time to time, the equity and debt markets may fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, the Balanced Fund, with its balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.


     4. CONVERTIBLE SECURITIES. Consistent with its objective, policies and restrictions, each Equity Fund and each Asset Allocation Portfolio may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities.


     Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates.

     Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

     The Funds will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by an NRSRO or is not rated but is determined to be of comparable quality by the Adviser.

     5. ASSET-BACKED SECURITIES (NON-MORTGAGE). Consistent with their investment objectives, policies and restrictions, certain Funds may invest in asset-backed securities. Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

     The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Funds may invest in other asset-backed securities that may be developed in the future.


     6. BANK INSTRUMENTS. Consistent with its investment objective, policies, and restrictions, each Fund (other than the U.S. Government Money Market Fund, the Treasury Plus Money Market Fund, the 100% U.S. Treasury Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund) may invest in bankers' acceptances, certificates of deposit, and time deposits.


     Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).

     Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

     Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs"), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

     Although the Diversified Money Market Fund maintains a diversified portfolio, there are no limitations on its ability to invest in domestic certificates of deposit, banker's acceptances and other bank instruments. Extensive investments in such instruments may result from the Fund's concentration of securities in the financial services industry. Domestic certificates of deposit and bankers' acceptances include those issued by domestic branches of foreign banks to the extent permitted by the rules and regulations of the Securities and Exchange Commission (the "SEC") staff. These rules and regulations currently permit U.S. branches of foreign banks to be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

     7. COMMERCIAL PAPER AND VARIABLE AMOUNT MASTER DEMAND NOTES. Consistent with its investment objective, policies, and restrictions, each Fund (other than the 100% U.S. Treasury Money Market Fund and the Treasury Plus Money Market
Fund) may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

     Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.


     8. LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each Fund (other than the 100% U.S. Treasury Money Market Fund) may lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Adviser, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. A Fund (other than the 100% U.S. Treasury Money Market Fund) may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and a Fund will call loans, vote proxies, or otherwise obtain rights to vote or consent if the Fund has knowledge that a material event affecting the investment is to occur and it is determined to be in the best interests of the Trust to recall the securities and vote the proxies even at the cost of foregoing the incremental revenue that could be earned by keeping the securities on loan.


     9. REPURCHASE AGREEMENTS. Securities held by each Fund (other than the 100% U.S. Treasury Money Market Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund will deal with financial institutions such as member banks of the Federal Deposit Insurance Corporation having, at the time of investment, total assets of $100 million or more and with registered broker-dealers that the Adviser deems creditworthy under guidelines approved by HighMark Funds' Board of Trustees. Under a repurchase agreement, the seller agrees to repurchase the securities at a mutually agreed-upon date and price, and the repurchase price will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 100% of the repurchase price (including accrued interest) and the Custodian, with oversight by the Adviser, will monitor the collateral's value daily and initiate calls to request that collateral be restored to appropriate levels. In addition, securities subject to repurchase agreements will be held in a segregated custodial account.

     If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the Fund's disposition of the underlying securities was delayed pending court action. Additionally, although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by the seller or its receiver or trustee in bankruptcy, to retain the underlying securities, HighMark Funds' Board of Trustees believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by HighMark Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").


     10. REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective, fundamental investment restrictions and non-fundamental policies. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund (other than the Treasury Plus Money Market Fund) intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

     11. U.S. GOVERNMENT OBLIGATIONS. With the exception of the 100% U.S. Treasury Money Market Fund, which may invest only in direct U.S. Treasury obligations, each Fund may, consistent with its investment objective, policies, and restrictions, invest in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


     U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the applicable Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

     For information concerning mortgage-related securities issued by certain agencies or instrumentalities of the U.S. Government, see "Mortgage-Related Securities" below.


     12. MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent interests in pools of mortgage loans assembled for sale to investors. Mortgage-related securities may be assembled and sold by certain governmental agencies and may also be assembled and sold by nongovernmental entities such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

     Adjustable rate mortgage securities ("ARMS") are pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, Fannie Mae's, or Freddie Mac's fees and any applicable loan servicing fees).

     There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"). Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. The mortgage-related securities issued by Fannie Mae and Freddie Mac contain guarantees as to timely payment of interest and principal but are not backed by the full faith and credit of the U.S. government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that Fannie Mae and Freddie Mac could purchase in certain residential areas and, until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies' stock. More recently, in September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S. Treasury has entered into "Preferred Stock Purchase Agreements" (PSPAs) under which, if the FHFA determines that Fannie Mae's or Freddie Mac's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.

     CMOs represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.


     One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

     Securities such as zero-coupon obligations, mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility than other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

     Real estate mortgage investment conduits ("REMICs") are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     As indicated in the Prospectuses, the Diversified Money Market Fund, the U.S. Government Money Market Fund and the California Tax-Free Money Market Fund may each invest in Ginnie Maes. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may also, consistent with each such Fund's investment objective and policies, invest in Ginnie Maes and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or, those issued by nongovernmental entities. In addition, the Fixed-Income Funds, the Asset Allocation Portfolio and the Balanced Fund may invest in CMOs and REMICs.


     13. ADJUSTABLE RATE NOTES. Consistent with its investment objective, policies, and restrictions, each Fund (other than the 100% U.S. Treasury Money Market Fund and the Treasury Plus Money Market Fund) may invest in "adjustable rate notes," which include variable rate notes and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note's market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to a Fund's non-fundamental 15% (10% in the case of the Money Market Funds) limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

     Maturities for variable and adjustable rate notes held in the Money Market Funds will be calculated in compliance with the provisions of Rule 2a-7, as it may be amended from time to time.

     As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on not more than thirty days' notice or at specified intervals, not exceeding 397 days and upon not more than thirty days' notice.

     14. MUNICIPAL SECURITIES. The California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund invest at least 80% of their net assets in municipal securities of varying maturities, which are rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO") or are determined by the Adviser to be of comparable quality. The California Tax-Free Money Market Fund invests only in Municipal Securities with remaining effective maturities of 397 days or less, and which, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO or are determined by the Adviser to be of comparable quality.

     Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and public entities. In addition, private activity bonds that are issued by or on behalf of public agencies to finance privately operated facilities are included in the definition of Municipal Securities so long as they meet certain qualifications outlined in the Internal Revenue Code of 1986, as amended (the "Code"). In general, in order to qualify as a Municipal Security, a private activity bond must fall into one of the following categories: (i) exempt facility bonds (i.e., bonds issued to finance certain qualifying facilities, including airports, docks, water and sewage facilities, affordable rental housing, certain hazardous waste facilities, and certain transportation facilities); (ii) qualified mortgage bonds (i.e., bonds issued to finance single family projects, including housing for veterans); (iii) qualified small issue bonds (issuers are limited to $10,000,000 aggregate issuance); (iv) qualified student loan bonds; (v) qualified redevelopment bonds (i.e., bonds issued to finance projects within redevelopment areas); and (vi) qualified 501(c)(3) bonds (i.e., bonds issued for the benefit of qualified nonprofit corporations). In addition, the federal government imposes a volume cap each year that limits the aggregate amount of qualified private activity bonds other than qualified 501(c)(3) bonds that each state may issue.

     As described in the Prospectuses, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. In general, only general obligation bonds are backed by the full faith and credit and general taxing power of the issuer. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer or other entity whose financial resources are supporting the Municipal Securities, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality; Municipal Securities with the same maturity, interest rate and rating(s) may have different yields, while Municipal Securities of the same maturity and interest rate with a different rating(s) may have the same yield.

     In addition, Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Certain Municipal Securities are secured by revenues from municipal leases or installment purchase agreements (referred to as "certificates of participation" or "COPs"). COPs typically provide that the public obligor has no obligation to make lease or installment payments in future years unless the public obligor has use and possession of the leased property. While the risk of non-appropriation is inherent to COP financing, this risk is mitigated by the Fund's policy to invest in COPs that are rated at a minimum rating of Baa3 by Moody's Service, Inc. ("Moody's") or BBB- by Standard & Poor's Corporation ("S&P"), or if not rated, determined to be of comparably high quality by the Adviser.

     Municipal Securities also include community facilities district (so-called "Mello-Roos") and assessment district bonds, which are usually unrated instruments issued by or on behalf of specially-formed districts to finance the building of roads, sewers, water facilities, schools and other public works and projects that are primarily secured by special taxes or benefit assessments levied on property located in the district. Some of these bonds cannot be rated because (i) the tax or assessment is often the obligation of a single developer in a to-be-built residential or commercial project, (ii) there are a limited number of taxpayers or assessees, (iii) or the issues are deemed too small to bear the additional expense of a rating. The purchase of these bonds is based upon the Adviser's determination that it is suitable for the Fund.

     Municipal Securities may also include, but are not limited to, short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term tax-exempt securities. These instruments are issued in anticipation of the public obligor's receipt of taxes, fees, charges, revenues or subventions, the proceeds of future bond issues, or other revenues.

     An issuer's obligations with respect to its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes or otherwise raise revenues. Certain of the Municipal Securities may be revenue securities and dependent on the flow of revenue, generally in the form of fees and charges. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions, including a decline in property value or a destruction of property due to natural disasters or acts of war.

     In addition, in accordance with its investment objective, each Fund may invest in private activity bonds, which may constitute Municipal Securities depending upon the federal income tax treatment of such bonds. Such bonds are usually revenue bonds because the source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power, if any, of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy and similar debtor's rights, as well as other exceptions similar to those described above. Moreover, the Funds may invest in obligations secured in whole or in part by a mortgage or deed of trust on real property. Some jurisdictions may limit the remedies of a creditor secured by a deed of trust, including California, as discussed below.

     Certain Municipal Securities in which the Funds may invest may be obligations that are secured in whole or in part by a mortgage or deed of trust on real property. California has certain statutory provisions, embellished by decisional law, that limit the remedies of a creditor secured by a deed of trust. Some of the provisions generally bar a creditor from obtaining a deficiency judgment for such secured obligations based either on the method of foreclosure or the type of debt secured. Other antideficiency provisions limit a creditor's deficiency based on the value of the real property security at the time of the foreclosure sale. Another statutory provision, commonly known as the "one-action" rule, has two aspects, an "affirmative defense" aspect and a "sanction" aspect. The "affirmative defense" aspect limits creditors secured by real property to a single action to enforce the obligation (e.g., a collection lawsuit or setoff) and under the related "security-first principle," requires the creditor to foreclose on the security before obtaining a judgment or other enforcement of the secured obligation. Under the "sanction" aspect, if the creditor secured by a lien on real property violates the one-action rule, the creditor loses its lien and, in some instances, the right to recover on the debt. Under the statutory provisions governing judicial foreclosures, the debtor has the right to redeem the title to the property for up to one year following the foreclosure sale.

     Upon the default under a deed of trust with respect to California real property, a creditor's nonjudicial foreclosure rights under the power of sale contained in the deed of trust are subject to certain procedural requirements whereby the effective minimum period for foreclosing on a deed of trust is generally 121 days after the initial default. Such foreclosure could be further delayed by bankruptcy proceedings initiated by the debtor. Such time delays could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of deeds of trust securing an issuer's obligations. Following a creditor's non-judicial foreclosure under a power of sale, no deficiency judgment is available. This limitation, however, does not apply to recoveries for bad faith waste, certain kinds of fraud and pursuant to environmental indemnities. This limitation also does not apply to bonds authorized or permitted to be issued by the Commissioner of Corporations, or which are made by a public utility subject to the Public Utilities Act.

     Certain Municipal Securities in the Funds may be obligations that finance affordable residential housing development. Continuing compliance by the owner of the project with certain tenant income and rental restrictions is generally necessary to ensure that the Municipal Securities remain tax-exempt.

     Certain Municipal Securities in the Funds may be obligations that finance the acquisition of mortgages for low and moderate income single family homebuyers. These obligations may be payable solely from revenues derived from home loans secured by deeds of trust and may be subject to state limitations applicable to obligations secured by real property. For example, under California anti-deficiency legislation, there is usually no personal recourse against a borrower of a dwelling of no more than four units, at least one of which is occupied by such a borrower, where the dwelling has been purchased with the loan that is secured by the deed of trust, regardless of whether the creditor chooses judicial or nonjudicial foreclosure. In the event that this purchase money anti-deficiency rule applies to a loan secured by a deed of trust, and the value of the property subject to that deed of trust has been substantially reduced because of market forces or by an earthquake or other event for which the borrower carried no insurance, upon default, the issuer holding that loan nevertheless would generally be entitled to collect no more on its loan than it could obtain from the foreclosure sale of the property.

     The Funds, in accordance with their investment objective, may also invest indirectly in Municipal Securities by purchasing the shares of tax-exempt money market mutual funds. Such investments will be made solely for the purpose of investing short-term cash on a temporary tax-exempt basis and only in those funds with respect to which the Adviser believes with a high degree of certainty that redemption can be effected within seven days of demand. Additional limitations on investments by the Funds in the shares of other tax-exempt money market mutual funds are set forth under "Investment Restrictions" below.

     The Funds may invest in municipal obligations that are payable solely from the revenues of hospitals and other health care institutions, although the obligations may be secured by the real or personal property of such institutions. Certain provisions under federal and state law may adversely affect such revenues and, consequently, payment on those Municipal Securities.

     Legislation has been introduced from time to time regarding the California state personal income tax status of interest paid on Municipal Securities issued by the State of California and its local governments and held by investment companies such as the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. The Funds can not predict what legislation relating to Municipal Securities, if any, may be proposed in the future or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of Municipal Securities generally, as well as the availability of Municipal Securities issued by the State of California and its local governments specifically, for investment by the Funds and the liquidity and value of their portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution. See "Investments in California Municipal Securities by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund" below.

     Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from gross income for federal income tax purposes or from California personal income taxes are rendered at the time of issuance by legal counsel selected by the public issuer and purportedly experienced in matters relating to the validity of and tax exemption of interest payable with respect to Municipal Securities issued by states and their political sub-divisions. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.


     INVESTMENTS IN CALIFORNIA MUNICIPAL SECURITIES BY THE CALIFORNIA TAX-FREE MONEY MARKET FUND AND THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND. The following information is a general summary intended to give a recent historical description, and is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California.


     Because each of these California Funds expects to invest substantially all of its assets in California Municipal Securities, it will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental, and regulatory policies and conditions. The Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by a local California issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.

     GENERAL ECONOMIC FACTORS


     California's economy is the largest of the 50 states and one of the largest in the world. The State's General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales tax. In 2008, economic growth slowed considerably in the State, much like it has nationally, with lower job growth than the past several years and an unemployment rate rising to 7.7 percent in August 2008. The cause of the slowdown in large part is a dramatic downturn in the housing industry. It appears the housing market still has not reached bottom as of mid-2008 and economic growth is expected to remain slow the remainder of 2008 and into 2009. Consumer spending increased by just 1.4 percent in the first half of 2008, as consumer confidence measures fell to levels that historically have been associated with recessions. The weakening State economy has resulted in significant reductions in State tax revenues below earlier projections, creating a large budget gap.

     A cooling housing sector, high energy costs, rising interest rates and unemployment are all obstacles to the growth of the California economy, and it is impossible to predict the future impact of such factors on the California economy. California is also subject to natural disasters such as earthquakes, drought, wildfires and floods, which have the potential to affect the revenues and credit quality of municipal issuers. The Governor's Budget forecasts slower economic growth in California in calendar 2008 and 2009.


     CREDIT AND RATING HISTORY

     California has always paid the principal of and interest on its general obligations bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.


     The current ratings of the State's general obligation bonds have remained unchanged for the past two years and are "A1" from Moody's Investors Service, "A+" from Standard and Poor's and Fitch. Any revisions or withdrawal of a credit rating could have an effect on the market price and liquidity of bonds offered by the State of California. The State cannot predict the timing or impact of future actions by the rating agencies.

     RECENT FINANCIAL RESULTS AND OBLIGATIONS

     The weakening of the State economy in 2007 and 2008, which is projected to continue in 2009, resulted in State tax revenues below earlier projections, creating a large budget gap. The 2008 Budget Act, which the Governor signed on September 23, 2008, includes significant cuts in expenditures in many State programs and increased revenue measures in fiscal year 2008-09 as well as certain one-time actions.

     As of the 2008 Budget Act, the General Fund revenues are $101.9 billion for fiscal year 2008-09 compared to $103.0 billion for fiscal year 2007-08. General Fund expenditures are expected to be $103.4 billion for fiscal year 2008-09 compared to $103.3 billion for fiscal year 2007-08. The Department of Finance projects a deficit of $1.0 billion in fiscal year 2009-10, which assumes the receipt of $5.0 billion of proceeds from the securitization of lottery revenues, which is subject to voter approval. Based on the Controller's cash reports through September, revenue receipts were $1.1 billion below projections for the fiscal year to date. A preliminary review of revenue receipts and other factors would indicate that General Fund revenues could be adjusted downward by $3 billion, which would create a $1.3 billion shortfall based on the 2008-09 budget reserve of $1.7 billion.

     As of September 2008, the State had approximately $57.6 billion aggregate principal amount outstanding of long-term general obligation bonds, of which approximately $46.6 billion were payable primarily from the State's General Fund, and approximately $11.0 billion were payable from other revenue sources. Additionally, over the past two years, the State Legislature and the State's voters have approved the issuance of more than $50 billion of additional obligations payable from the General Fund.

     As part of the 2006-07 budget, the Governor introduced a Strategic Growth Plan which included $222 billion in infrastructure investments over ten years and relied heavily on general obligation bonds for funding. In 2006, voters approved $42.7 billion in general obligation bonds under this plan. There are a total of $48.1 billion of new general obligation bond measures proposed to augment the existing funds for the Strategic Growth Plan through 2016. Voters in the 2008 election approved a general obligation bond for $9.95 billion to finance a high speed rail project that was under this proposal. Additional new general obligation bonds under this proposal will be put before voters in the 2010 election.

     In many recent years California has relied almost entirely on revenue anticipation notes (which must be issued and repaid in the same fiscal year) to meet cash flow needs during the fiscal year. In fiscal years 2006-07 and 2007-08, the State issued an aggregate total of $8.5 billion of revenue anticipation notes. The State plans to issue $7.0 billion of revenue anticipation notes in fiscal year 2008-09 in order to maintain adequate reserves to manage the State's cash flow requirements. In light of current disruptions in the credit markets, there can be no assurance that the State will be able to sell additional revenue anticipation notes in the future, in such amounts and at such times as are contemplated in the State's cash management plan.

     LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS

     California's ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, and the accuracy of the State's revenue predictions. Additionally, the impact of budgetary restrictions imposed by voter-passed initiatives have affected the budget process. Proposition 58, also known as the Balanced Budget Amendment, places additional constraints on the budget process and the State's ability to raise revenue by requiring the State to enact a balanced budget and establish a special reserve and by restricting future borrowing to cover budget deficits. Additionally, Proposition 1A, approved in 2004, limits the Legislature's power over local revenue sources, and Proposition 1A, approved in 2006, limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.

     The ability of the State of California and its political subdivisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California State and municipal issuers to pay interest or repay principal on their obligations.


     Certain of the securities in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Article XIII A of the California Constitution, adopted by the voters in 1978, limits ad valorem taxes on real property, and restricts the ability of taxing entities to increase real property and other taxes.


     Article XIII B of the California Constitution, adopted in 1979, limits spending by State and local governments. Article XIII B generally limits the amount of the appropriations of the State and of local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population, and the services that the government entity is financially responsible for providing. To the extent that the "proceeds of taxes" of the State or a local government exceed its "appropriations limit," the excess revenues must be rebated. One of the exclusions from these limitations for any entity of government is the debt service costs of bonds existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved by the voters. Although Article XIII B states that it shall not "be construed to impair the ability of the State or of any local government to meet its obligations with respect to existing or future bonded indebtedness," concern has been expressed with respect to the combined effect of such constitutionally imposed spending limits on the ability of California State and local governments to utilize bond financing.

     Article XIII B was modified substantially by Propositions 98 and 111 of 1988 and 1990, respectively. These initiatives changed the State's Article XIII B appropriations limit to require that the State set aside a prudent reserve fund for public education and guarantee a minimum level of State funding for public elementary and secondary schools as well as community colleges. Such guaranteed spending has often been cited as one of the causes of the State's budget problems.


     Articles XIII C and XIII D, each adopted in 1996, limit the ability of local governments to impose or increase taxes. Under these provisions, majority approval by the local electorate is required to impose or increase any general tax, and two-thirds approval is required to impose or increase any specific tax. Additionally, the ability of local agencies to levy taxes is restricted. The effect of these provisions is to decrease the fiscal flexibility of local governments.

     The effect of Article XIII A, Article XIII B and other constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest on and principal of their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected).

     OTHER CONSIDERATIONS


     From time to time legislation may be introduced or litigation may arise that would change the tax treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the State or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisers for the current law on exempt-interest dividends. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

     It is not possible to predict the future impact of voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future. Furthermore, the State is involved in certain legal proceedings that could require the State to make significant future expenditures or could substantially impair revenues if such proceedings result in unfavorable decisions for the State.


     Numerous factors may adversely affect the State and municipal economies. For example, limits on federal funding could result in the loss of federal assistance otherwise available to the State. In addition, it is impossible to predict the time, magnitude, or location of a natural or other catastrophe, such as a major earthquake, fire or flood, or its effect on the California economy. The possibility exists that a natural disaster such as an earthquake could create a major dislocation of the California economy.


     The Funds' concentration in California Municipal Securities provides a greater level of risk than funds that are diversified across numerous states and municipal entities.


     15. PUTS. The California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may acquire "puts" with respect to the Municipal Securities held in their respective portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. These Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

     The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

     Puts may be acquired by a Fund to facilitate the liquidity of the Fund's portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Under certain circumstances, puts may be used to shorten the maturity of underlying adjustable rate notes for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the California Tax-Free Money Market Fund's assets pursuant to Rule 2a-7 under the 1940 Act.


     A Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

     16. SHARES OF MUTUAL FUNDS. Each Fund may invest in the securities of other investment companies (including exchange traded funds) to the extent permitted by the 1940 Act or pursuant to an exemption therefrom. Currently, the 1940 Act permits a Fund to invest up to 5% of its total assets in the shares of any one investment company, but it may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other investment companies (these restrictions do not apply to the Asset Allocation Portfolios). Additional restrictions on the Fund's investments in the securities of a money market mutual fund are set forth under "Investment Restrictions" below.


     Investments by the California Tax-Free Money Market Fund in the shares of other tax-exempt money market mutual funds are described under "Municipal Securities" above.

     Exchange-traded funds ("ETFs") are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

     17. WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may enter into forward commitments or purchase securities on a "when-issued" basis, which means that the securities will be purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities and no interest accrues on the securities until they are received by the Fund. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis may increase the risk of fluctuations in a Fund's net asset value.

     When a Fund agrees to purchase securities on a "when-issued" basis or enter into forward commitments, HighMark Funds' custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment.

     The Funds expect that commitments to enter into forward commitments or purchase "when-issued" securities will not exceed 25% of the value of their respective total assets under normal market conditions; in the event any Fund exceeded this 25% threshold, the Fund's liquidity and the Adviser's ability to manage it might be adversely affected. In addition, the Funds do not intend to purchase "when-issued" securities or enter into forward commitments for speculative or leveraging purposes but only in furtherance of such Fund's investment objective.

     18. ZERO-COUPON SECURITIES. Consistent with its objectives, a Fund may invest in zero-coupon securities, which are debt securities that do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities that are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Fixed-Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.


     19. OPTIONS (PUTS AND CALLS) ON SECURITIES. Each Equity Fund, each Fixed-Income Fund and each Asset Allocation Portfolio may buy options (puts and calls), and write call options on a covered basis. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.


     There are risks associated with such investments, including the following:
(1) the success of a hedging strategy may depend on the ability of the Adviser or Sub-Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


     20. COVERED CALL WRITING. Each Equity Fund, each Fixed-Income Fund and each Asset Allocation Portfolio may write covered call options from time to time on such portion of its assets, without limit, as the Adviser determines is appropriate in seeking to obtain its investment objective. A Fund will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the value of the security rises, the Fund may not fully participate in the market appreciation.

     During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, which requires the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Fund will realize a short term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

     The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

     The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period or will own the right to acquire the underlying security at a price equal to or below the option's strike price. Unless a closing purchase transaction is effected the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


     21. PURCHASING CALL OPTIONS. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. The Funds may sell, exercise or close out positions as the Adviser deems appropriate.


     22. PURCHASING PUT OPTIONS. The Equity Funds, each Fixed-Income Fund and the Asset Allocation Portfolios may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.


     23. OPTIONS IN STOCK INDICES. The Equity Funds and the Asset Allocation Portfolios may engage in options on stock indices. A stock index assigns relative values to the common stock included in the index with the index fluctuating with changes in the market values of the underlying common stock.

     Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return of the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index, such as the S&P 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange and London Stock Exchange.

     A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

     A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

     A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund's total assets.

     24. RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of options strategies depends on the ability of the Adviser or, where applicable, the Sub-Adviser to forecast interest rate and market movements correctly.

     When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

     The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser or, where applicable, its Sub-Adviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser or, where applicable, its Sub-Adviser believes there is liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

     If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

     Disruptions in the markets for securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (OCC) or other options markets, such as the London Options Clearing House, may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

     25. FUTURES CONTRACTS AND RELATED OPTIONS. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges, or over the counter as long as the underlying security or the securities represented by the future or index are permitted investments of the Fund. Futures and options can be combined with each other in order to adjust the risk and return parameters of a Fund. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may enter into futures contracts, typically related to capital market indices or specific financial securities.

     A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. Purchasing a futures contract creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. In certain cases, financial futures are settled in cash and therefore do not settle in delivery of the actual underlying commodity. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on the commodity exchange or boards of trade, known as "contract markets," approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures traded on non-U.S. exchanges are governed by similar local agencies and approved for use by the CFTC for U.S. investors.

     Although futures contracts call for actual delivery or acceptance of a commodity or security, financial contracts are usually settled in cash or closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

     Settlement of a futures contract does not require exchange of funds based on a price paid or received upon purchase or sale, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities or other acceptable securities as specified by the specific futures contract. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

     Subsequent payments, called "variation margin," are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Gains and losses on futures contracts are therefore recognized on a daily basis.

     A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate an exposure or hedge position held by the Fund. Such closing transactions involve additional commission costs.

     In addition, to the extent consistent with their investment objectives and policies, the Funds may invest in currency futures contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Futures contracts are designed by and traded on exchanges. A Fund would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in the controlling regulations.

     At the maturity of a futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin, as described below.

     The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Funds' securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund's investment strategy.

     When the Adviser believes that the currency of a particular country may suffer a significant decline against another currency, a Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. A Fund may realize a gain or loss from currency transactions.

     The Funds will claim an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, will not be subject to registration or regulation as a pool operator under that Act

     26. OPTIONS ON SECURITIES' FUTURES CONTRACTS. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios will enter into written options on securities' futures contracts only when, in compliance with the SEC's requirements, cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian. A Fund may purchase and write call and put options on the futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

     As with options on securities, the holder or writer of an option may terminate his or her position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

     A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

     Aggregate initial margin deposits for futures contracts (including futures contracts on securities, indices and currency) and premiums paid for related options may not exceed 5% of a Fund's total assets.

     27. RISK OF TRANSACTIONS IN SECURITIES' FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of securities' futures contracts by a Fund is subject to the ability of the Adviser or, where applicable, the Sub-Adviser to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

     There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

     To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


     28. INDEX FUTURES CONTRACTS. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective, and may purchase and sell options on such index futures contracts. A Fund will not enter into any index futures contract for the purpose of speculation, and will only enter into contracts traded on securities exchanges with standardized maturity dates.


     An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contracts and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into index futures contracts. When a Fund purchases or sells an index futures contract, it is required to make an initial margin deposit in the name of the futures broker and to make variation margin deposits as the value of the contract fluctuates, similar to the deposits made with respect to futures contracts on securities. Positions in index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such index futures contracts. The value of the contract usually will vary in direct proportion to the total face value.

     A Fund's ability to effectively utilize index futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the index futures contracts and their underlying index. Second, it is possible that a lack of liquidity for index futures contracts could exist in the secondary market, resulting in the Fund's inability to close a futures position prior to its maturity date. Third, the purchase of an index futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. In order to avoid leveraging and related risks, when a Fund purchases an index futures contract, it will collateralize its position by depositing an amount of equity securities, cash or cash equivalents, equal to the market value of the index futures positions held, less margin deposits, in a segregated account with the Fund's custodian. Collateral equal to the current market value of the index futures position will be maintained only on a daily basis.

     The extent to which a Fund may enter into transactions involving index futures contracts may be limited by the Code's requirements for qualification as a regulated investment company and the Funds' intention to qualify as such.

     29. OPTIONS ON INDEX FUTURES CONTRACTS. Options on index futures contracts are similar to options on securities except that options on index futures contracts gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium.


     30. GENERAL CHARACTERISTICS OF CURRENCY FUTURES CONTRACTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.


     Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.


     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin," and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

     When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

     31. FOREIGN INVESTMENT. Certain of the Funds may invest in obligations of securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Equity Funds and the Asset Allocation Portfolios may invest in American Depositary Receipts. The Equity Funds, the Asset Allocation Portfolios, the Fixed-Income Funds and the Diversified Money Market Fund may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with a Fund's investment objective and policies, and are subject to special risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. To the extent that a Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.


     32. FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with their investment objectives and strategies, the Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging"). The Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase or sell foreign currency futures contracts ("futures contracts"). The Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may also purchase domestic and foreign exchange-listed and over-the-counter call and put options on foreign currencies and futures contracts. Hedging transactions involve costs and may result in losses, and a Fund's ability to engage in hedging and related options transactions may be limited by tax considerations.

33. TRANSACTION HEDGING. When it engages in transaction hedging, an Equity
Fund, an Asset Allocation Portfolio, the Bond Fund or the Short Term Bond Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund, generally
                                      B-30
arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     For transaction hedging purposes the Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may also purchase exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

     34. POSITION HEDGING. When it engages in position hedging, an Equity Fund, an Asset Allocation Portfolio, the Bond Fund or the Short Term Bond Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Adviser or Sub-Adviser expects to purchase, when the Fund holds cash or short-term investments). In connection with the position hedging, an Equity Fund, an Asset Allocation Portfolio, the Bond Fund or the Short Term Bond Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, it may be necessary for an Equity Fund, an Asset Allocation Portfolio, the Bond Fund or the Short Term Bond Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     At the discretion of the Adviser or Sub-Adviser, the Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to outperform.

     35. CURRENCY FORWARD CONTRACTS. To the extent consistent with their investment objectives and policies, the Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may invest in currency forward contracts. A currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are trades in the interbank markets conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     Forward contracts differ from futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     The Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Funds' securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund's investment strategies. However, the Adviser and Sub-Adviser believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of a Fund will be served.

     When the Adviser and/or Sub-Adviser believe that the currency of a particular country may suffer a significant decline against another currency, an Equity Fund, an Asset Allocation Portfolio, the Bond Fund or the Short Term Bond Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. A Fund may realize a gain or loss from currency transactions.

     36. INDEX-BASED INVESTMENTS. Index-Based Investments, such as S&P Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stock ("NASDAQ 100s") and Dow Jones DIAMONDS ("Diamonds"), are interests in a UIT that may be obtained from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

     A UIT will generally issue Index-Based Investments in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the applicable index (the "Index"),
(b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

     Index-Based Investments are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough Index-Based Investments to reconstitute a Creation Unit (large aggregations of a particular Index-Based Investment). The liquidity of small holdings of Index-Based Investments, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of Index-Based Investments is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of Index-Based Investments is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for Index-Based Investments is based on a basket of stocks. Disruptions in the markets for the securities underlying Index-Based Investments purchased or sold by the Portfolio could result in losses on Index-Based Investments. Trading in Index-Based Investments involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

     37. SMALL CAP/MICROCAP/SPECIAL EQUITY SITUATION SECURITIES. Certain Funds may invest in the securities of small capitalization companies, micro capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the Russell 2000 Index. Companies are considered to have microcapitalizations if their capitalizations are equal to or smaller than the smallest 15% of those in the S&P SmallCap 600/Citigroup Value Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Funds' investments are significant.


     38. HIGH YIELD SECURITIES. To the extent consistent with their investment objectives and policies, the Equity Funds, the Asset Allocation Portfolios and the Fixed-Income Funds may invest in lower rated securities. Fixed-Income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.


     Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, HighMark Funds may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

     A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of its shareholders.

     39. MONEY MARKET INSTRUMENTS. Each Fund, subject to its own investment limitations, may invest in money market instruments which are short-term, debt instruments or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS (as defined below); (vi) repurchase agreements involving such obligations; (vii) money market funds and (viii) foreign commercial paper. Certain of the obligations in which a Fund may invest may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

     40. TREASURY RECEIPTS. Consistent with its investment objective, policies and restrictions, each Fund may invest in Treasury receipts. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accrued over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities.

 41. HIGH QUALITY INVESTMENTS WITH REGARD TO THE MONEY MARKET FUNDS. As noted in the Prospectuses for the Money Market Funds, each such Fund may invest only in obligations determined by the Adviser to present minimal credit risks under guidelines adopted by HighMark Funds' Board of Trustees.

     With regard to the Diversified Money Market Fund and the California Tax-Free Money Market Fund, investments will be limited to "Eligible Securities." Eligible Securities include First Tier Securities and Second Tier Securities. First Tier Securities include those that possess at least one rating in the highest category and, if the securities do not possess a rating, those that are determined to be of comparable quality by the Adviser pursuant to guidelines adopted by the Board of Trustees. Second Tier Securities are all other Eligible Securities.

     A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. In applying the above-described investment policies, a security that has not received a short-term rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by the Fund, or, if not available, the issuer's long-term obligations, but only in accordance with the requirements of Rule 2a-7. A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is considered an Eligible Security if it possesses a long-term rating, within the two highest rating categories.

     Certain of the obligations in which the Funds may invest may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

     In the case of the Diversified Money Market Fund, Eligible Securities include those obligations that, at the time of purchase, possess the highest short-term rating from at least one NRSRO (the Diversified Money Market Fund may also invest up to 5% of its net assets in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO, and in obligations that do not possess a short-term rating (i.e., are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees). In the case of the California Tax-Free Money Market Fund, Eligible Securities include those obligations that, at the time of purchase, possess one of the two highest short-term ratings by at least one NRSRO or do not possess a short-term rating (i.e., are unrated) but are determined by the Adviser to be of comparable quality to the rated obligations eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.

     Specific obligations that the Diversified Money Market Fund may invest in include:

     (i) obligations issued by the U.S. Government, and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration);

     (ii) obligations such as bankers' acceptances, bank notes, certificates of deposit and time deposits of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;

     (iii) short-term promissory notes issued by corporations, including Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer;

     (iv) U.S. dollar-denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank (provided that the Fund invests no more than 5% of its assets in any such instrument and invests no more than 25% of its assets in such instruments in the aggregate);

     (v) readily-marketable, short-term asset-backed debt securities, repayment on which is obtained from an identifiable pool of assets, typically receivables related to a particular industry. The Fund intends to invest no more than 25% of its assets (measured at time of purchase) in each of the following categories of asset-backed securities: (1) asset-backed securities backed primarily by credit card receivables, (2) asset-backed securities backed primarily by auto loan or auto lease related receivables, (3) asset-backed securities backed primarily by trade receivables, (4) asset-backed securities backed primarily by U.S. Government securities or U.S. Government guaranteed loans and (5) asset-backed securities not backed primarily by any one of the types of collateral listed in the foregoing clauses (1)-(4). For purposes of its fundamental investment restriction limiting its investments in the securities of one or more issuers conducting their principal business activities in the same industry, the Fund considers issuers of asset-backed securities backed primarily by receivables relating to any one industry (an "operating industry") to be in a separate industry from that operating industry. For example, issuers of asset-backed securities backed primarily by auto loan or auto lease related receivables are considered to be in a separate industry from the automobile industry itself;

     (vi)   Treasury receipts, including TRs, TIGRs and CATs;

     (vii)  repurchase agreements involving such obligations; and

     (viii) short term taxable obligations issued by a state or political subdivision of the United States issued to raise funds for various public purposes.

     The Diversified Money Market Fund will not invest more than 5% of its total assets in the First Tier Securities of any one issuer, except that the Fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. (This three-day "safe harbor" provision will not be applicable to the California Tax-Free Money Market Fund, because single state funds are specifically excluded from this Rule 2a-7 provision.) In addition, the Diversified Money Market Fund may not invest more than 5% of its total assets in Second Tier Securities, with investments in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Fund's total assets or $1.0 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Diversified Money Market Fund's net asset value or a subsequent change in a security's qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Diversified Money Market Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations. Under the guidelines adopted by HighMark Funds' Board of Trustees, in accordance with Rule 2a-7 under the 1940 Act, when in the best interests of the shareholders of a Fund, the Adviser may be required to promptly take appropriate action with respect to an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

     Appendix A to this Statement of Additional Information identifies each NRSRO that may be utilized by the Adviser or a Sub-Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by a NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

     42. ILLIQUID SECURITIES. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) prohibiting the Fund from investing more than 15% (in the case of each of the Money Market Funds, not more than 10%) of its total assets in "illiquid" securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Pursuant to this policy, the Funds may purchase Rule 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees of HighMark Funds and only if the investment would be permitted under applicable state securities laws.

     HighMark Enhanced Growth Fund may invest up to 5% of its assets in the convertible preferred stock, convertible debt, common stock, preferred stock, and warrants of privately held companies. These companies may present greater opportunity for growth, but there are significant risks associated with these investments. Many privately held companies are smaller firms with less experienced management, limited product lines, undeveloped markets and limited financial resources. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.

     In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the concepts involved are generally unproven, the companies have little or no track record, and they are more vulnerable to competition, technological advances and changes in market and economic conditions. Since privately held companies do not file periodic reports with the SEC, there is less publicly available information about them than about other companies.

     HighMark Enhanced Growth Fund will likely invest in privately held companies that have already received funding from other sources. There may be significant competition for these types of investments, and the economic terms that HighMark Enhanced Growth Fund obtains from these companies may be less favorable than if HighMark Enhanced Growth Fund had invested earlier. Moreover, HighMark Enhanced Growth Fund's ability to realize value from an investment in a privately held company is dependent upon the successful completion of the company's IPO or the sale of the company to another company, which may not occur, if at all, for a period of several years after HighMark Enhanced Growth Fund's investment.

     Privately held companies are extremely illiquid and HighMark Enhanced Growth Fund may not be able to sell its holding in a privately held company without severe market impact. HighMark Enhanced Growth Fund will normally be unable to sell its privately held securities at all until the company's IPO or sale to another company. In the event of a negative event that results in HighMark Enhanced Growth Fund wishing to sell the security, it may be difficult or impossible to do so quickly, or at the current trading price.

     43. RESTRICTED SECURITIES. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) permitting the Fund to invest in restricted securities provided the Fund complies with the illiquid securities policy described above. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 and may be either liquid or illiquid. The Adviser will determine the liquidity of restricted securities in accordance with guidelines established by HighMark Funds' Board of Trustees. Restricted securities purchased by the Funds may include Rule 144A securities and commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933 (whether or not such paper is a Rule 144A security).

     44. REAL ESTATE INVESTMENT TRUSTS. A Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

     45. TREASURY INFLATION PROTECTED SECURITIES. Treasury inflation protected securities ("TIPs") are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. TIPs are structured so that inflation accrues into the principal value of the bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. TIPs have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate is fixed at issuance, but over the life of the security this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. The value of TIPs and other inflation linked securities is expected to change in response to changes in real interest rates. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. The periodic adjustment of U.S. inflation linked securities is currently tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. There can no assurance that the CPI-U or any other inflation index will accurately measure the real rate of inflation in the prices of goods and services.

                             INVESTMENT RESTRICTIONS

     Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined below). Except with respect to a Fund's restriction governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

100% U.S. TREASURY MONEY MARKET FUND

     The 100% U.S. Treasury Money Market Fund may not purchase securities other than short-term obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury.

CALIFORNIA TAX-FREE MONEY MARKET FUND

     Under normal market conditions, at least 80% of the total assets of the California Tax-Free Money Market Fund will be invested in Municipal Securities, the interest on which, in the opinion of bond counsel, is both excluded from gross income for federal income tax purposes and California personal income tax purposes, and does not constitute a preference item for individuals for purposes of the federal alternative minimum tax.

EACH OF THE LARGE CAP GROWTH FUND, THE BALANCED FUND, THE BOND FUND, THE DIVERSIFIED MONEY MARKET FUND AND THE 100% U.S. TREASURY MONEY MARKET FUND MAY
NOT:

               1. Purchase securities on margin (except that, with respect to the Large Cap Growth Fund, the Balanced Fund and the Bond Fund only, such Funds may make margin payments in connection with transactions in options and financial and currency futures contracts), sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the investment objectives and policies of such Fund;

               2. Purchase or sell commodities, commodity contracts (excluding, with respect to the Large Cap Growth Fund, the Balanced Fund, and the Bond Fund, options and financial and currency futures contracts), oil, gas or mineral exploration leases or development programs, or real estate (although investments by the Large Cap Growth Fund, the Balanced Fund, the Bond Fund, and the Diversified Money Market Fund in marketable securities of companies engaged in such activities and investments by the Large Cap Growth Fund, the Balanced Fund, and the Bond Fund in securities secured by real estate or interests therein, are not hereby precluded to the extent the investment is appropriate to such Fund's investment objective and policies);

               3. Invest in any issuer for purposes of exercising control or management;

               4. Purchase or retain securities of any issuer if the officers or Trustees of HighMark Funds or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; or

               5. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. A Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid. For purposes of this restriction, the deposit of securities and other collateral arrangements with respect to options and financial and currency futures contracts, and payments of initial and variation margin in connection therewith, are not considered a pledge of a Fund's assets.

THE DIVERSIFIED MONEY MARKET FUND MAY NOT:

               1. Buy common stocks or voting securities, or state, municipal or private activity bonds;

               2. Write or purchase put or call options;

               3. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). (As indicated below, the Fund has adopted a non-fundamental investment policy that is more restrictive than this fundamental investment limitation);

               4. Purchase any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government, its agencies, or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry); or

               5. Make loans, except that the Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its investment objective and policies.

     The Diversified Money Market Fund has adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that the 5% limit noted in limitation
(3) above shall apply to 100% of the Fund's assets. Notwithstanding this policy, the Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

THE 100% U.S. TREASURY MONEY MARKET FUND:

               1. May not buy common stocks or voting securities, or state, municipal or private activity bonds;

               2. May not write or purchase put or call options;

               3. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of
                                      B-42

          1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

               4. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, provided that there is no limitation with respect to domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by such bank instruments; and

               5. May not make loans, except that the Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its investment objective and policies.

EACH OF THE BALANCED FUND, THE LARGE CAP GROWTH FUND, THE VALUE MOMENTUM FUND AND THE BOND FUND MAY NOT:

               1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations);

               2. Purchase any securities that would cause more than 25% of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); or

               3. Make loans, except that a Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

EACH OF THE BALANCED FUND, THE LARGE CAP VALUE FUND, THE LARGE CAP GROWTH
FUND, THE BOND FUND, THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND, THE 100% U.S. TREASURY MONEY MARKET FUND, THE CALIFORNIA TAX-FREE MONEY MARKET FUND, THE DIVERSIFIED MONEY MARKET FUND AND THE U.S. GOVERNMENT MONEY MARKET FUND MAY NOT:

               1. Purchase securities of other investment companies, except as permitted by the 1940 Act.

THE VALUE MOMENTUM FUND:

               1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

               2. Will not concentrate investments in a particular industry or group of industries, or within any one state, as concentration is defined under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time.

               3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

               4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

               5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

               6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

               7. May pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

EACH OF THE CORE EQUITY FUND, THE SMALL CAP VALUE FUND, THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND THE NATIONAL INTERMEDIATE TAX-FREE BOND
FUND:

               1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

               2. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

               6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

THE SMALL CAP ADVANTAGE FUND:

               1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

               2. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

EACH OF THE FUNDAMENTAL EQUITY FUND AND THE TREASURY PLUS MONEY MARKET FUND:

               1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

               2. May not concentrate its investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

EACH OF THE LARGE CAP VALUE FUND, THE CALIFORNIA TAX-FREE MONEY MARKET FUND, THE U.S. GOVERNMENT MONEY MARKET FUND, THE SHORT TERM BOND FUND AND THE ASSET ALLOCATION PORTFOLIOS:

               1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

               2. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, provided that, with respect to the California Tax-Free Money Market Fund and the U.S. Government Money Market Fund, there is no limitation with respect to domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by such bank instruments.

               3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

EACH OF THE COGNITIVE VALUE FUND, THE ENHANCED GROWTH FUND AND THE INTERNATIONAL OPPORTUNITIES FUND:

               1. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               2. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               3. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               4. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

               5. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

     The fundamental investment restrictions of many of the Funds have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Funds also have adopted non-fundamental investment restrictions, set forth below, which in some instances may be more restrictive than their fundamental investment restrictions. Any changes in a Fund's non-fundamental investment restrictions will be communicated to the Fund's shareholders prior to effectiveness.

     1940 ACT RESTRICTIONS. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

     The Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund are non-diversified funds under the 1940 Act. This means the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund can invest more than 25% of their assets in issuers in which the Funds hold individual positions that are greater than 5% of the Funds' assets. Concentrated positions in the securities of a single issuer expose the Funds to a greater risk of loss from declines in the prices of these securities.

     The 1940 Act also limits the amount that the Funds may invest in other investment companies prohibiting each Fund from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies, except in certain specific instances set forth in the 1940 Act, or certain instances where the other investment companies have obtained an exemption from the applicable provisions of the 1940 Act (e.g. ETFs). These limitations are not applicable with respect to the Asset Allocation Portfolios' investments in other HighMark

     Funds. The SEC rules applicable to money market funds also govern and place certain quality restrictions on these investments.

     Additionally, the 1940 Act limits the Funds' ability to borrow money, prohibiting the Funds from issuing senior securities, except a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

     THE FOLLOWING INVESTMENT LIMITATIONS OF THE CORE EQUITY FUND, THE LARGE CAP VALUE FUND, THE SMALL CAP VALUE FUND, THE VALUE MOMENTUM FUND, THE SHORT TERM BOND FUND, THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND, THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND, THE CALIFORNIA TAX-FREE MONEY MARKET FUND, THE U.S. GOVERNMENT MONEY MARKET FUND AND THE ASSET ALLOCATION PORTFOLIOS ARE NON-FUNDAMENTAL POLICIES. EACH FUND MAY NOT:

               1. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts.

               2. Borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

               3. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

               4. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

     THE FOLLOWING INVESTMENT LIMITATIONS OF THE COGNITIVE VALUE FUND, THE ENHANCED GROWTH FUND AND THE INTERNATIONAL OPPORTUNITIES FUND ARE
NON-FUNDAMENTAL POLICIES. EACH FUND MAY NOT:

               1. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities of issuers which deal in real estate, securities or loans secured by interests in real estate, securities which represent interests in real estate, commodities or commodities contracts, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of a holder of debt obligations secured by real estate or interests therein.

               2. Borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

               3. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

               4. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

     THE FOLLOWING INVESTMENT LIMITATIONS OF THE FUNDAMENTAL EQUITY FUND, THE SMALL CAP ADVANTAGE FUND AND THE TREASURY PLUS MONEY MARKET FUND ARE NON-FUNDAMENTAL POLICIES. EACH FUND MAY NOT:

               1. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities of issuers which deal in real estate, securities or loans secured by interests in real estate, securities which represent interests in real estate, commodities or commodities contracts, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of a holder of debt obligations secured by real estate or interests therein.

               2. Borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

               3. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

               4. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

     THE FOLLOWING NON-FUNDAMENTAL INVESTMENT POLICIES WILL NOT BE CHANGED WITHOUT 60 DAYS' ADVANCE NOTICE TO SHAREHOLDERS:

               1. Under normal circumstances, HighMark Core Equity Fund will invest at least 80% of its assets in equity securities.

               2. Under normal circumstances, HighMark Fundamental Equity Fund will invest at least 80% of its assets in equity securities.

               3. Under normal circumstances, HighMark Large Cap Growth Fund will invest at least 80% of its assets in large capitalization companies.

               4. Under normal circumstances, HighMark Large Cap Value Fund will invest at least 80% of its assets in large capitalization companies.

               5. Under normal circumstances, HighMark Small Cap Value Fund will invest at least 80% of its assets in small capitalization companies.

               6. Under normal circumstances, HighMark Small Cap Advantage Fund will invest at least 80% of its assets in small capitalization companies.

               7. Under normal circumstances, HighMark Bond Fund will invest at least 80% of its assets in bonds.

               8. Under normal circumstances, HighMark Short Term Bond Fund will invest at least 80% of its assets in bonds.

               9. Under normal circumstances, HighMark Treasury Plus Money Market Fund will invest at least 80% of its net assets in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations.

               10. Under normal circumstances, HighMark U.S. Government Money Market Fund will invest at least 80% of its net assets plus borrowings in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

     Any notice required to be delivered to shareholders of a Fund for the purpose of announcing an intended change in one of the non-fundamental policies identified in 1 through 8 immediately above will be provided in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement, if delivered separately from other communications to shareholders, will also appear on the envelope in which such notice is delivered.

     ADDITIONAL NON-FUNDAMENTAL POLICIES. The Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund have each adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that the Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer. Notwithstanding this policy, each Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

     VOTING INFORMATION. As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of HighMark Funds or a particular Fund or a particular class of Shares of HighMark Funds or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of HighMark Funds or such Fund or such class, or (b) 67% or more of the Shares of HighMark Funds or such Fund or such class present at a meeting at which the holders of more than 50% of the outstanding Shares of HighMark Funds or such Fund or such class are represented in person or by proxy.

                               PORTFOLIO TURNOVER

     A Fund's turnover rate is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnover rate with respect to each of the Money Market Funds was zero percent for each of the last two fiscal years, and is expected to remain zero percent.


     For HighMark Funds' fiscal years ended July 31, 2008 and July 31, 2007, each Fund's (other than the Money Market Funds) portfolio turnover rate was as follows:

FUND*                                                               2008   2007
----                                                                ----   ----
Balanced Fund                                                        28%    23%
Cognitive Value Fund                                                109%   103%
Core Equity Fund                                                     56%    79%
Enhanced Growth Fund                                                 21%    40%
Fundamental Equity Fund                                              --     --
International Opportunities Fund                                     86%    32%
Large Cap Growth Fund                                                43%    88%
Large Cap Value Fund                                                 65%    84%
Small Cap Advantage Fund                                             87%    26%

Small Cap Value Fund                                                 25%    46%
Value Momentum Fund                                                  17%    19%
Bond Fund                                                            28%    16%
Short Term Bond Fund                                                 43%    33%
California Intermediate Tax-Free Bond Fund                           14%     2%
National Intermediate Tax-Free Bond Fund                             19%     4%
Income Plus Allocation Fund(1)                                       61%    12%
Growth & Income Allocation Fund(1)                                   27%    13%
Capital Growth Allocation Fund(1)                                    25%    16%
Diversified Equity Allocation Fund(1)                                68%    10%

* The Small Cap Advantage Fund commenced investment operations on March 1, 2007, after the end of HighMark Funds' fiscal year ended July 31, 2006. The Fundamental Equity Fund commenced investment operations on August 5, 2008, after the end of HighMark Funds' fiscal year ended July 31, 2008.

(1) Portfolio turnover does not include the purchases and sales of the Diversified Money Market Fund.


     The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of Shares. It is currently expected that the Fundamental Equity Fund's portfolio turnover rate for the fiscal year ending July 31, 2009 will be approximately 25% - 75% under normal market conditions.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Adviser has established a policy governing the disclosure of each Fund's portfolio holdings which is designed to protect the confidentiality of a Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. HighMark Funds' Board of Trustees has reviewed this policy and will be asked to review it no less than annually, and recommend any changes that they deem appropriate. Exceptions to this policy may be authorized by the Adviser's chief compliance officer or his or her designee (the "CCO").

     Neither the Adviser nor the Funds will receive any compensation or other consideration in connection with its disclosure of a Fund's portfolio holdings.

     PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, each Fund may make its portfolio holdings publicly available on HighMark Funds' website in such scope and form and with such frequency as the Adviser may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on HighMark Funds' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.


     A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of portfolio holdings information in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund would, in accordance with its prospectus, make such information available on HighMark Funds' website; or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

     Notwithstanding the foregoing, a Fund may disclose information relating to specific portfolio holdings from time to time on HighMark Funds' website if such disclosure is approved in advance by the CCO, even though the Fund's prospectus does not specifically describe such disclosure. A Fund will consider such information publicly disclosed after the information is available on HighMark Funds' website or at such additional times and on such additional basis as determined by the SEC or its staff.


     DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings information to third parties may be made only if the CCO determines that such disclosure is allowed under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings information may, at the discretion of the CCO, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to the Adviser and its affiliates.


     The Funds periodically disclose portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to the Adviser and its affiliates, these service providers include Aronson+Johnson+Ortiz, L.P. (sub-adviser to HighMark Large Cap Value Fund), Bailard, Inc. (sub-adviser to HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund), LSV Asset Management (sub-adviser to HighMark Small Cap Value Fund), the Funds' custodian (Union Bank of California, N.A.), the Funds' independent registered public accounting firm (Deloitte & Touche LLP), legal counsel, financial printer (GCOM(2) Solutions, Inc.) and accounting agent and Sub-Administrator (PNC Global Investment Servicing (U.S.) Inc.), the Class B Shares financier (SG Constellation, LLC), the reconciling agent for a sub-adviser (SS&C Technologies, Inc.) and the Funds' proxy voting services, currently RiskMetric Group ISS Governance Services and Glass Lewis & Co. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.


     The Funds also periodically provide information about their portfolio holdings to rating and ranking organizations. Currently the Funds provide such information to Moody's and S & P's, in connection with those firms' research on and classification of the Funds and in order to gather information about how the Funds' attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The Funds may also provide portfolio holdings information to consulting companies. Currently, the Funds provide such information to consulting companies including (but not limited to) the following: Callan Associates, Wilshire Associates, Investor Force, Mercer Investment Consulting and eVestment Alliance. These rating and ranking organizations and consulting companies are required to keep each Fund's portfolio information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

     In all instances, the CCO will make a determination that a Fund has a legitimate business purpose for such advance disclosure, and that the recipient(s) are subject to an independent obligation not to disclose or trade on the non-public portfolio holdings information. There can be no assurance, however, that a Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.


     GENERAL CONSIDERATIONS AND BOARD OVERSIGHT. The CCO will only approve the disclosure of a Fund's portfolio securities if the CCO determines that such disclosure is in the best interests of the Fund's shareholders or that no potential conflict of interest exists or could arise from such disclosure. When assessing potential conflicts of interest, the CCO will consider, among other factors, potential conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, the sub-advisers, principal underwriter, or any affiliated person of a Fund, the Adviser, its sub-adviser or its principal underwriter, on the other.

     HighMark Fund's Board of Trustees reviews the Funds' policies and procedures relating to the disclosure of portfolio holding on an annual basis. In addition, the CCO will report to the Audit Committee of the Board of Trustees on a quarterly basis any public or non-public disclosure of portfolio holdings that significantly deviates from a Fund's usual scope, form and/or frequency of disclosure.


                                    VALUATION

     As disclosed in the Prospectuses, each Money Market Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by the administrator as of 11:00 a.m. Pacific Time (2:00 p.m. Eastern Time) on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business. As disclosed in the Prospectuses, the net asset value per share of each Equity Fund, Fixed-Income Fund and Asset Allocation Portfolio for purposes of pricing purchase and redemption orders is determined by the Sub-Administrator as of the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time), on days on which the New York Stock Exchange is open for business.

VALUATION OF THE MONEY MARKET FUNDS

     In accordance with Rule 2a-7 of the 1940 Act, the money market funds within the Trust are valued daily using amortized cost. Under normal market conditions, the money market funds are marked-to-market weekly using prices supplied by the Trust's third-party pricing agents. As is common in the industry, the third-party pricing agent utilizes a pricing matrix to value many of the money market instruments. Rather than assign values to individual securities, the pricing matrix attempts to assign values to categories of securities that have similar characteristics. In assigning values, the matrix considers, among other things, security type, discount rate, coupon rate, maturity date and quality ratings. Securities whose market price varies by more than certain established percentages from the price calculated using amortized cost are validated with the pricing agent.

     HighMark Funds' Board of Trustees has undertaken to establish procedures reasonably designed, taking into account current market conditions and a Fund's investment objective, to stabilize the net asset value per Share of each Money Market Fund for purposes of sales and redemptions at $l.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, the Trustees will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity of a Fund, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share based on available market quotations.

VALUATION OF THE EQUITY FUNDS AND THE FIXED-INCOME FUNDS

     Equity securities listed on a securities exchange or an automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over-the-counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at approximately 4:00 PM Eastern Time if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

     Debt and fixed income investments may be priced by the independent, third-party pricing agents approved by HighMark Funds' Board of Trustees. These third-party pricing agents may employ various methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other techniques that generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to HighMark Funds' Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value.


     If an equity or fixed income security price cannot be obtained from an independent third party pricing agent as described above, the Sub-Administrator will contact the Administrator for up to two possible independent brokers to utilize as quote sources, if available. To ensure independence, the Sub-Administrator will contact these brokers directly in order to obtain quotations in writing for each day a price is needed. If the Sub-Administrator is able to obtain two quotes, the average of the two quotes will be utilized. If the Sub-Administrator is able to obtain only one quote by 3:00 PM the Sub-Administrator will utilize the single quote for that day.


     The prices for foreign securities are reported in local currencies and converted to U.S. dollars using currency exchange rates. Pursuant to contracts with the Sub-Administrator, exchange rates are provided daily by recognized independent pricing agents. The exchange rates used by HighMark Funds for this conversion are captured as of the New York
Stock Exchange close each day. In markets where foreign ownership of local shares is limited, foreign investors invest in local shares by holding "foreign registered shares." If the limit of permitted foreign ownership is exceeded, foreign registered shares' trading activity may be restricted resulting in a stale price. When there is no price on the valuation date for foreign registered shares or if the price obtained is determined to be stale, the foreign registered shares will be valued by reference to the price of the corresponding local shares.

     Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

     Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

     Equity and index options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

     Foreign currency forward contacts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

     Rights and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, the rights will be valued at the security's current price minus the rights' strike price. If the security's current price is lower than the rights' strike price, the rights will be priced at zero value.

     If the value for a security cannot be determined using the methodologies described above, the security's value will be determined using the Fair Value Procedures established by the Board of Trustees. The Fair Value Procedures will be implemented by a Fair Value Committee (the "Committee") designated by the Board of Trustees.

     For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which HighMark Funds calculates net asset value. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that HighMark Funds calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector.

     If the Adviser or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates net asset value, it shall immediately notify the Sub-Administrator and request that a Committee meeting be called.

     HighMark Funds uses a third party fair valuation vendor (the "Vendor") for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold ("trigger threshold") that has been established by the Committee. The Committee also establishes a "confidence interval" - representing the correlation between the price of a specific foreign security and movements in the U.S. market - before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable "confidence interval" using the fair values provided by the Vendor.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Purchases and redemptions of shares of the Money Market Funds may be made on days on which both the New York Stock Exchange and the Federal Reserve wire systems are open for business. Purchases and redemptions of shares of the Equity Funds and Fixed-Income Funds may be made on days on which the New York Stock Exchange is open for business. Purchases will be made in full and fractional Shares of HighMark Funds calculated to three decimal places.

     Although HighMark Funds' policy is normally to pay redemptions in cash, HighMark Funds reserves the right to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of HighMark Funds during any 90-day period of up to the lesser of $250,000 or 1% of HighMark Funds' net assets.

     HighMark Funds reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the applicable Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. HighMark Funds also reserves the right to suspend sales of Shares of the Funds for any period and to reject a purchase order when the Distributor or the Adviser determines that it is not in the best interest of HighMark Funds and/or its shareholders to accept such order.


     If a Fund holds portfolio securities listed on foreign exchanges that trade on Saturdays or other customary United States national business holidays, the portfolio securities will trade and the net assets of the Fund's redeemable securities may be significantly affected on days when the investor has no access to the Fund.


     Neither the transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark Funds and the transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

     Shares of the Funds may be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark Funds.

     Customers who desire to transfer the registration of Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

     Depending upon the terms of a particular Customer account, a financial institution may charge Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution. Additionally, certain entities (including Participating Organizations and Union Bank of California, N.A. and its affiliates), may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange.

     The Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's Net Asset Value next computed after acceptance by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTION BY CHECKWRITING

     Checkwriting is available to shareholders of the Money Market Funds who have purchased Retail Shares directly from the Funds. HighMark Funds will provide shareholders of record, upon request and without charge, with checks drawn on the Fund in which they have an account. Shareholders will be required to sign signature cards and will be subject to any applicable rules and regulations of the clearing bank relating to check redemption privileges.

     Checks drawn on the Money Market Funds may be made payable to the order of any payee in an amount of $500 or more. Shareholders should be aware that, as is the case with bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from the clearing bank. When a check is presented to the clearing bank for payment, subject to the Fund's acceptance of the check, the clearing bank, as agent, causes the

Fund to redeem, at the net asset value next determined after such presentation, a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by the clearing bank if there are insufficient shares to meet the withdrawal amount. Shareholders of record wishing to use this method of redemption should check the appropriate box on the Account Application, obtain a signature card by calling 1-800-433-6884, and mail the completed form and signature card to the transfer agent at P.O. Box 8416, Boston, Massachusetts 02266-8416. There is no charge for the clearance of any checks, although the clearing bank will impose its customary overdraft fee in connection with returning any checks as to which there are insufficient shares to meet the withdrawal amount. Shareholders may not use a check to close their account.

SALES CHARGES

     FRONT-END SALES CHARGES. The commissions shown in the Prospectuses and below apply to sales through authorized dealers and brokers. Under certain circumstances, HCM may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown in the Prospectuses. In addition, HCM may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Class A Shares of a Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to attend due diligence meetings to increase their knowledge of HighMark Funds. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.

                 EQUITY FUNDS, GROWTH & INCOME ALLOCATION FUND,
      CAPITAL GROWTH ALLOCATION FUND AND DIVERSIFIED EQUITY ALLOCATION FUND

                                 CLASS A SHARES

                                            Sales Charge as
                          Sales Charge        Appropriate       Commission as
                         as Percentage     Percentage of Net    Percentage of
 Amount of Purchase    of Offering Price    Amount Invested    Offering Price
 ------------------    -----------------   -----------------   --------------
0 - $49,999                  5.50%               5.82%              4.95%
$50,000 --  $99,999          4.50%               4.71%              4.05%
$100,000 -- $249,999         3.75%               3.90%              3.38%
$250,000 -- $499,999         2.50%               2.56%              2.25%
$500,000 -- $999,999         2.00%               2.04%              1.80%
$1,000,000 and Over*         0.00%               0.00%              0.00%

* A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

                               FIXED-INCOME FUNDS


                                 CLASS A SHARES

                                            Sales Charge as
                          Sales Charge        Appropriate       Commission as


                         As Percentage     Percentage of Net    Percentage of
 Amount of Purchase    of Offering Price    Amount Invested    Offering Price
 ------------------    -----------------   -----------------   --------------
$0-$99,999                   2.25%               2.30%              2.03%
$100,000-$249,999            1.75%               1.78%              1.58%
$250,000-$499,999            1.25%               1.27%              1.13%
$500,000-$999,999            1.00%               1.01%              0.90%
$1,000,000 and Over*         0.00%               0.00%              0.00%

* A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

                           INCOME PLUS ALLOCATION FUND

                                 CLASS A SHARES

                                            Sales Charge as
                          Sales Charge        Appropriate       Commission as
                         As Percentage     Percentage of Net    Percentage of
 Amount of Purchase    of Offering Price    Amount Invested    Offering Price
 ------------------    -----------------   -----------------   --------------
0 - $49,999                  4.50%               4.71%              4.05%
$50,000 -- $99,999           4.00%               4.17%              3.60%
$100,000 -- $249,999         3.50%               3.63%              3.15%
$250,000 -- $499,999         2.25%               2.30%              2.03%
$500,000 -- $999,999         2.00%               2.04%              1.80%
$1,000,000 and Over*         0.00%               0.00%              0.00%

* A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

     CONTINGENT DEFERRED SALES CHARGES ("CDSC"). In determining whether a particular redemption is subject to a contingent deferred sales charge, calculations consider the number of Shares a shareholder is selling, not the value of the shareholder's account. To keep the CDSC as low as possible, each time a shareholder asks to sell Shares, the Funds will first sell any Shares in the shareholder's account that carry no CDSC. If there are not enough of these Shares to meet the shareholder's request, the Funds will then sell those Shares that have the lowest CDSC next. This method should result in the lowest possible sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS

     In calculating the sales charge rates applicable to current purchases of a Fund's Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the net purchase of previously purchased Class A Shares of series of HighMark Funds, including the Funds (the "Eligible Funds"), which are sold subject to a comparable sales charge.

     The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing Shares of a Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon Class A Shares already owned, the investor must ask HighMark Funds for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. A Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

     LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent (the "Letter") to HighMark Funds, a "single purchaser" may purchase Class A Shares of a Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefiting from the Letter, the shareholder must notify HighMark Funds at the time the Letter is submitted that there are prior purchases that may apply, and, at the time of later purchases, notify HighMark Funds that such purchases are applicable under the Letter.

     RIGHTS OF ACCUMULATION. In calculating the sales charge rates applicable to current purchases of Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Class A, Class B and Class C Shares of the Funds.

     To exercise your right of accumulation based upon Shares you already own, you must ask HighMark Funds for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

     REDUCTIONS FOR QUALIFIED GROUPS. Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Shares of a Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company;
(ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase Shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

     All orders from a qualified group will have to be placed through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies HighMark Funds.

     REDUCTIONS FOR AUTOMATIC INVESTMENT PLAN ("AIP") PARTICIPANTS. Any shareholders of the Balanced Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Small Cap Value Fund, the Value Momentum Fund, the Bond Fund and the California Intermediate Tax-Free Bond Fund that have established an AIP on or before November 30, 1999 may be eligible for a reduced sales charge with respect to the purchase of Retail Shares of such Funds through automatic deductions from their checking or savings account as described in the tables below:

           BALANCED FUND, LARGE CAP GROWTH FUND, LARGE CAP VALUE FUND,
                  SMALL CAP VALUE FUND AND VALUE MOMENTUM FUND

                                            Sales Charge as
                          Sales Charge        Appropriate       Commission as
                         as Percentage     Percentage of Net    Percentage of
 Amount of Purchase    of Offering Price    Amount Invested    Offering Price
 ------------------    -----------------   -----------------   --------------
$0-$49,999                   4.50%               4.71%              4.05%
$50,000-$99,999              4.00%               4.17%              3.60%
$100,000-$249,999            3.50%               3.63%              3.15%
$250,000-$499,999            2.50%               2.56%              2.25%
$500,000-$999,999            1.50%               1.52%              1.35%
$1,000,000 and Over*         0.00%               0.00%              0.00%

* A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

            BOND FUND AND CALIFORNIA INTERMEDIATE TAX FREE BOND FUND

                                            Sales Charge as
                         Sales Charge         Appropriate       Commission as
                         as Percentage     Percentage of Net    Percentage of
 Amount of Purchase    of Offering Price    Amount Invested    Offering Price
 ------------------    -----------------   -----------------   --------------
$0-$24,999                   3.00%               3.09%              2.70%
$25,000-$49,999              2.50%               2.56%              2.25%
$50,000-$99,999              2.00%               2.04%              1.80%
$100,000-$249,999            1.50%               1.52%              1.35%
$250,000-$999,999            1.00%               1.01%              0.90%
$1,000,000 and Over*         0.00%               0.00%              0.00%

* A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.


     CDSC WAIVERS. The contingent deferred sales charge is waived on redemption of Shares (i) following the death or disability (as defined in the Code) of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for a waiver.

     The contingent deferred sales charge is waived on redemption of Class C Shares, where such redemptions are in connection with withdrawals from a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code, Section 403(b) of the Code, or eligible government retirement plan including a 457 plan, even if more than one beneficiary or participant is involved.


ADDITIONAL FEDERAL TAX INFORMATION

     GENERAL. The following discussion of U.S. federal income tax consequences of investment in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

     Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:

     (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

     (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

     (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid- generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt interest income, for such year.

     In general, for purposes of the 90% gross income requirement described in subsection (a) of the paragraph above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in subsection (a)(i) of the paragraph above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of meeting the diversification requirement described in subsection
(b) of the paragraph above, in the case of a Fund's investment in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of subsection (b) of the paragraph above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

     If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     DISTRIBUTIONS. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net realized capital gain. Investment company taxable income (which is retained by a Fund) will be subject to tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     In determining its net capital gain for Capital Gain Dividend (defined below) purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending October 31 of such year (or later if the Fund is permitted to so elect and so elects) and any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

     Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or in additional Fund Shares through automatic reinvestment. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment in that Fund (and thus were likely included in the price the shareholder paid).

     Dividends and distributions on a Fund's Shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

     If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in its Fund Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those Shares.

     For federal income tax purposes, distributions of any net investment income (other than qualified dividend income and exempt-interest dividends, as discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gain are determined by how long the Fund owned the investments that generated the capital gain, rather than how long a shareholder has owned his or her Shares. Distributions of each Fund's net capital gain (i.e., the excess of a Fund's net long-term capital gain over net short-term capital loss) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends"), if any, are taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and

15% rate brackets--for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

     For taxable years before January 1, 2011, distributions of investment income properly designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of an individual at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Additionally, dividends of an Asset Allocation Portfolio may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both the Asset Allocation Portfolio and the underlying funds as well as the shareholder. The Fixed-Income Funds and Money Market Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

     In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's Shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and will not be eligible for the dividends received deduction for corporate shareholders.

     Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code.

     ISSUER DEDUCTIBILITY OF INTEREST. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

     ORIGINAL ISSUE DISCOUNT, PAYMENT-IN-KIND SECURITIES, MARKET DISCOUNT AND ACQUISITION DISCOUNT. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

     Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

     Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having acquisition discount, or OID.

Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     HIGHER-YIELD SECURITIES. A Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether the Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     CERTAIN INVESTMENTS IN REITS. A Fund's investments in REIT equity securities may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

     A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools ("TMPs"). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

     Under current law, a Fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

     A tax-exempt shareholder may also recognize UBTI if a Fund recognizes "excess inclusion income" derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a collateralized mortgage obligation (a "CMO") that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

     In addition, special tax consequences apply to charitable remainder trusts ("CRTs") that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes "excess inclusion income" (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes "excess inclusion income," then the Fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. CRTs are urged to consult their tax advisers concerning the consequences of investing in a Fund.

     SALE OR REDEMPTION OF FUND SHARES. Shareholders who sell, exchange or redeem Fund Shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund Shares and the amount received (although such a gain or loss is unlikely in a Money Market
Fund). In general, any gain or loss realized upon a taxable disposition of Fund Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months, and as short-term capital gain or loss if the Shares have not been held for more than 12 months. Any loss realized upon a taxable disposition of Fund Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, all or a portion of any loss realized on a taxable disposition of Fund Shares will be disallowed to the extent that a Fund shareholder replaces the disposed of Fund Shares with other substantially identical Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, the Fund shareholder's basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.

     FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Income received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders of all Funds except the HighMark International Opportunities Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if at the end of a Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by the Fund on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. Under normal circumstances, more than 50% of the value of HighMark International Opportunities Fund's total assets will consist of securities of foreign corporations and it will be eligible to make the election. If the election is made, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date may be entitled to claim a foreign tax credit for their share of these taxes. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Asset Allocation Portfolios will not be able to pass any such credit or deduction through to their shareholders. (See "Additional Tax Information Concerning the Asset Allocation Portfolios" below.) Shareholders should consult their tax advisers for further information with respect to the foregoing, including further information relating to foreign tax credits and deductions, which are subject to certain restrictions and limitations (including holding period requirements applied at both the Fund and shareholder level).

     FOREIGN CURRENCY TRANSACTIONS. A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     PASSIVE FOREIGN INVESTMENT COMPANIES. Equity investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject a Fund to a U.S. federal income tax or other charge on distributions received from such a company or on the proceeds from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders; however, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund may alternatively make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. Such elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

     A PFIC is generally defined as any foreign corporation: (i) that has an passive income equal to 75% or more of gross income for the taxable year, or
(ii) that has an average amount of assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income equal to at least 50% of total assets. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     HEDGING. A Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles, and foreign currencies will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make appropriate tax elections and appropriate entries in its books pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     BACK-UP WITHHOLDING. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The back-up withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

     Back-up withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

     In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisers in this regard.

     TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss on disposition of Fund Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.

Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     SPECIAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS. Distributions properly designated as Capital Gain Dividends and exempt-interest dividends (discussed below) generally will not be subject to withholding of federal income tax. However, exempt-interest dividends may be subject to backup withholding. In general, dividends other than Capital Gain Dividends and exempt-interest dividends, paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign shareholder") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, the Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that did not provide a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly designated by the Fund, and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests, as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the Fund. Pending legislation proposes to extend the exemption from withholding for interest-related and short-term capital gain distributions for up to two years, i.e. for taxable years beginning before January 1, 2010. At the time of this filing, it is unclear whether the legislation will be enacted and, if enacted, what the term of the extension will be (e.g., for one year or two years).

     In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

     A beneficial holder of Shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Fund Shares or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the shareholder of a trade or business in the United States, (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend (provided certain other conditions are met), or (iii) the shares constitute "U.S. real property interests" ("USRPIs") or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.


     Special rules apply to distributions to foreign shareholders from a Fund that is either a "U.S. real property holding corporation" ("USRPHC") or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests ("USRPIs") -- USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC -- the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and not-greater-than-5% interests in publicly traded classes of stock in REITs.

     In the case of a Fund that is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), amounts the Fund receives from REITs that are derived from gains realized from USRPIs will retain their character as gains realized from USRPIs in the hands of the Fund's foreign shareholders. Under current law, any direct USPRI gain the Fund recognizes does not retain its character as USRPI gain in the hands of foreign shareholders of the Fund, although this may change if certain pending legislation is enacted. In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains "effectively connected" with the conduct of a "U.S. trade or business," and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend (in the event that certain pending legislation is enacted) or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of the Fund are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

     In addition, a Fund that is a USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Before January 1, 2008, no withholding was generally required with respect to amounts paid in redemption of shares of a Fund that (i) was either a USRPHC or would have been a USRPHC but for the exceptions from the definition of USRPI (described above) and (ii) was "domestically controlled" (such Fund, a "domestically controlled qualified investment entity"). Pending legislation proposes to extend the exemption from withholding for amounts paid in redemption of shares of a Fund that is a domestically controlled qualified investment entity, fully retroactively, for up to two years, i.e., through December 31, 2009. If enacted, the pending legislation would be effective as of January 1, 2008. At the time of this filing, it is unclear whether the legislation will be enacted and, if enacted, what the term of the extension will be (e.g., for one year or two years). Unless and until the legislation is enacted, the exemption does not apply to amounts paid in redemption of shares of a Fund that is a domestically controlled qualified investment entity, and withholding is required.

     In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

     If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

     A beneficial holder of shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

     GENERAL. The foregoing discussion and the one below regarding the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund under "Federal Taxation," and the Asset Allocation Portfolios under "Additional Tax Information Concerning the Asset Allocation Portfolios," is for general information only. Accordingly, potential purchasers of such Fund's Shares are urged to consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

ADDITIONAL TAX INFORMATION CONCERNING THE CALIFORNIA TAX-FREE MONEY MARKET FUND, THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND

     FEDERAL TAXATION. As indicated in their respective Prospectuses, the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund are designed to provide individual shareholders with current tax-exempt interest income. None of these Funds is intended to constitute a balanced investment program or is designed for investors seeking capital appreciation. Nor are these Funds designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R.10 plans, and individual retirement accounts because such institutions, plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt, and such dividends would ultimately be taxable to the plan and account beneficiaries when distributed to them.

     A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. Such dividends will not exceed, in the aggregate, the net interest a Fund receives during the taxable year from Municipal Securities and other securities exempt from the regular federal income tax. An exempt-interest dividend is any dividend or part thereof (other than a Capital Gain Dividend) paid by a Fund and properly designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes, but may be taxable for federal alternative minimum tax purposes and for state and local purposes. For individual shareholders, exempt-interest dividends attributable to investments in certain "private activity" bonds issued after August 7, 1986 will be treated as tax preference items in computing the federal alternative minimum tax. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal alternative minimum tax. The federal alternative minimum tax calculation for corporations is based, in part, on a corporation's earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year.

     If a shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the shareholder for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of social security or railroad retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder. If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Funds may have on the federal taxation of your benefits.

     If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets. The policy of each of the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund is to pay each year as dividends substantially all of such Fund's Municipal Securities interest income net of certain deductions.

     Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry Shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is generally equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Shares.

     In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users. A "substantial user" is defined under U.S. Treasury Regulations to include any non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days following the end of the Fund's fiscal year of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution. Thus, a shareholder who holds Shares for only part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

     If a tax exempt Fund makes a distribution in excess of its net investment income and net realized capital gains, if any, in any taxable year, the excess distribution will be treated as ordinary dividend income (not eligible for tax-exempt treatment) to the extent of the Fund's current and accumulated "earnings and profits" (including earnings and profits arising from tax-exempt income, and also specifically including the amount of any non-deductible expenses arising in connection with such tax-exempt income).

     Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains regardless of the length of time Fund Shares are held by the shareholder. (See "Distributions" above)

     If a Fund purchases tax-exempt securities at a discount, some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

     Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. Shareholders are advised to consult their tax advisers about state and local tax matters. For a summary of certain California tax considerations affecting the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund, see "California Taxation" below.

     As indicated in their Prospectuses, the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of each Fund is to limit its acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on such Municipal Securities will be tax-exempt to the Fund. There is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences that may result from the acquisition of many of the types of puts that the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund could acquire under the 1940 Act. Therefore, although they will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the relevant Fund.

     CALIFORNIA TAXATION. Under existing California law, if the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund continue to qualify for the special federal income tax treatment afforded regulated investment companies and if at the end of each quarter of each such Fund's taxable year at least 50% of the value of that Fund's assets consists of obligations that, if held by an individual, would pay interest exempt from California taxation ("California Exempt-Interest Securities"), shareholders of that Fund will be able to exclude from income, for California personal income tax purposes, "California exempt-interest dividends" received from that Fund during that taxable year. A "California exempt-interest dividend" is any dividend or portion thereof of the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund not exceeding the amount of interest received by the fund that would be tax-exempt interest if such obligations were held by an individual less the amount that would be considered non-deductible expenses related to such interest and so designated by written notice to shareholders within 60 days after the close of that taxable year. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include interest from private activity municipal obligations as an item of tax preference.

     Distributions, other than of "California exempt-interest dividends," by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund to California residents will be subject to California personal income taxation. Gains realized by California residents from a redemption or sale of Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund will also be subject to California personal income taxation. In general, California nonresidents will not be subject to California personal income taxation on distributions by, or on gains from the redemption or sale of, Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund unless those Shares have acquired a California "business situs" or a nonresident buys or sells such Shares with California brokers with such regularity as to constitute doing business in California. (Such California nonresidents may, however, be subject to other state or local income taxes on such distributions or gains, depending on their residence). Short-term capital losses realized by shareholders from a redemption of Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund within six months from the date of their purchase will not be allowed for California personal income tax purposes to the extent of any tax-exempt dividends received with respect to such Shares during such period. No deduction will be allowed for California personal income tax purposes for interest on indebtedness incurred or continued in order to purchase or carry Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund for any taxable year of a shareholder during which the Fund distributes "California exempt-interest dividends."

     A statement setting forth the amount of "California exempt-interest dividends" distributed during each calendar year will be sent to shareholders annually.

     The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the shareholders of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. This summary does not describe the California tax treatment of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. In addition, no attempt has been made to present a detailed explanation of the California personal income tax treatment of the Fund's shareholders.

     Accordingly, this discussion is not intended as a substitute for careful planning. Further, "California exempt-interest dividends" are excludable from income for California personal income tax purposes only. Any dividends paid to shareholders subject to California corporate franchise tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California personal income tax. Accordingly, potential investors in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California tax situation, in general.

ADDITIONAL TAX INFORMATION CONCERNING THE ASSET ALLOCATION PORTFOLIOS

     Because the Asset Allocation Portfolios invest all or a portion of their assets in Shares of underlying funds, their distributable income and gains will normally consist, at least in part, of distributions from underlying funds and gains and losses on the disposition of Shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, an Asset Allocation Portfolio will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains realized by another underlying fund in which it invests) until it disposes of Shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when an Asset Allocation Portfolio does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction would be. In particular, an Asset Allocation Portfolio will not be able to offset any capital losses from its dispositions of underlying fund Shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

     In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to an Asset Allocation Portfolio's sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Asset Allocation Portfolio at a loss and the Asset Allocation Portfolio acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Asset Allocation Portfolio's hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by an Asset Allocation Portfolio on the sale of an underlying fund's shares to be deferred (or, in some cases, permanently disallowed) if the Asset Allocation Portfolio and the underlying fund are part of the same "controlled group" (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, the Asset Allocation Portfolio and an underlying fund will be part of the same controlled group if the Asset Allocation Portfolio owns more than 50% of the total outstanding voting securities of the underlying fund.


     As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that an Asset Allocation Portfolio will be required to distribute to shareholders may be greater than such amounts would have been had the Asset Allocation Portfolio invested directly in the securities held by the underlying funds, rather than investing in Shares of the underlying funds. For similar reasons, the character of distributions from an Asset Allocation Portfolio (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Asset Allocation Portfolio invested directly in the securities held by the underlying funds. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

     REDEMPTION OF UNDERLYING FUND SHARES. Depending on an Asset Allocation Portfolio's percentage ownership in an underlying fund both before and after a redemption of shares of the underlying fund, the Asset Allocation Portfolio's redemption of Shares of such underlying fund may cause the fund to be treated as receiving a dividend on the full amount of the distribution instead of as receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Asset Allocation Portfolio in the shares of the underlying fund. This would be the case where the Asset Allocation Portfolio holds a significant interest in an underlying fund and redeems only a small portion of such interest. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. However, dividends of an Asset Allocation Portfolio may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both the Asset Allocation Portfolio and the underlying funds, as well as by the shareholder. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Asset Allocation Portfolio to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

     Although each Asset Allocation Portfolio may itself be entitled to a deduction for foreign taxes paid by an underlying fund in which such Asset Allocation Portfolio invests, it will not be able to pass any such credit or deduction through to its own shareholders.

     The fact that an Asset Allocation Portfolio achieves its investment objectives by investing in underlying funds generally will not adversely affect the Asset Allocation Portfolio's ability to pass on to foreign shareholders benefit (if pending legislation discussed above is passed and such benefit is available) of the interest-related dividends and short-term capital gain dividends that it receives from its investments in the underlying funds, except possibly to the extent that (1) interest-related dividends received by the Asset Allocation Portfolio are offset by deductions allocable to the Asset Allocation Portfolio's qualified interest income or (2) short-term capital gain dividends received by the Asset Allocation Portfolio are offset by the Asset Allocation Portfolio's net short- or long-term capital losses, in which case the amount of a distribution from the Asset Allocation Portfolio to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

     The foregoing is only a general description of the federal tax consequences of a fund-of-funds structure. Accordingly, prospective purchasers of Shares of an Asset Allocation Portfolio are urged to consult their tax advisers with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

                          MANAGEMENT OF HIGHMARK FUNDS

TRUSTEES AND OFFICERS

     Information pertaining to the trustees and officers of HighMark Funds is set forth below. The members of the Board of Trustees are elected by HighMark Funds' shareholders and have overall responsibility for the management of the Funds. The Trustees, in turn, elect the officers of HighMark Funds to supervise actively its day-to-day operations. Trustees who are not deemed to be "interested persons" of HighMark Funds as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of HighMark Funds are referred to as "Interested Board Members." Currently, HighMark Funds has 6 Independent Trustees and one Interested Board Member. The Board of Trustees met 7 times during the last fiscal year.

     STANDING COMMITTEES. There are two standing committees of the Board of Trustees, an Audit Committee and a Governance Committee. The functions of the Audit Committee are: (a) to oversee HighMark Funds' accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of HighMark Funds' financial statements and the independent registered public accounting firm therefor; and (c) to act as a liaison between HighMark Funds' independent registered public accounting firm and the full Board of Trustees. The members of the Audit Committee are David Goldfarb (Chair), Thomas Braje, Evelyn Dilsaver and David Benkert (Ex Officio). The Audit Committee met 4 times during the last fiscal year. The functions of the Governance Committee are: (a) to identify candidates to fill vacancies on the Board of Trustees; and (b) to review and make recommendations to the Board of Trustees regarding certain matters relating to the operation of the Board of Trustees and its committees, including Board size, composition and chairmanship; policies regarding Trustee independence, ownership of Fund shares, compensation and retirement; and the structure, responsibilities, membership and chairmanship of Board committees. The members of the Governance Committee are Robert Whitler (Chair), Michael Noel, Earle Malm and David Benkert (Ex Officio). The Governance Committee met 4 times during the last fiscal year. The Governance Committee does not currently have procedures in place for the consideration of nominees recommended by shareholders.

     The following table sets forth certain information concerning each Board member and executive officer of HighMark Funds.

                                                                                            NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                         HIGHMARK FUNDS         OTHER
                              POSITION(S)      TERM OF OFFICE                                COMPLEX        DIRECTORSHIPS
                           HELD WITH HIGHMARK  AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY       HELD BY BOARD
NAME, ADDRESS,(1) AND AGE        FUNDS         TIME SERVED(2)    DURING PAST 5 YEARS    BOARD MEMBER(3)       MEMBER(4)
-------------------------  ------------------  --------------  -----------------------  ---------------  ------------------
INDEPENDENT TRUSTEES

DAVID BENKERT              Trustee,                Since       From April 1, 1992 to           24               None
Age: 51                    Chairman                03/04       present, Director,
                                                               Navigant Consulting,
                                                               Inc. (Financial
                                                               Consulting - Disputes
                                                               and Investigations).

THOMAS L. BRAJE            Trustee, Vice           Since       Prior to retirement in          24               None
Age: 65                    Chairman                06/87       October 1996, Vice
                                                               President and Chief
                                                               Financial Officer of
                                                               Bio Rad Laboratories,
                                                               Inc.

EVELYN DILSAVER*           Trustee                 Since       Formerly Executive Vice         24            Longs Drug
Age: 53                                            01/08       President for The                         Corporation (LDG);
                                                               Charles Schwab                               Aeropostale,
                                                               Corporation, and                              Inc. (ARO);
                                                               President and Chief                            Tamalpais
                                                               Executive Officer of                            Bancorp
                                                               Charles Schwab                                  (TAMB)
                                                               Investment Management.
                                                               Prior to July 2004,
                                                               Senior Vice President,
                                                               Asset Management
                                                               Products and Services.
                                                               Prior to July 2003,
                                                               Executive Vice
                                                               President - Chief
                                                               Financial Officer and
                                                               Chief Administrative
                                                               Officer for U.S. Trust
                                                               Company, a subsidiary
                                                               of The Charles Schwab
                                                               Corporation.

DAVID A. GOLDFARB           Trustee                Since       Partner, Goldfarb &             24               None
Age: 66                                            06/87       Simens, Certified
                                                               Public Accountants.

                                                                                            NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                         HIGHMARK FUNDS         OTHER
                              POSITION(S)      TERM OF OFFICE                                COMPLEX        DIRECTORSHIPS
                           HELD WITH HIGHMARK  AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY       HELD BY BOARD
NAME, ADDRESS,(1) AND AGE        FUNDS         TIME SERVED(2)    DURING PAST 5 YEARS    BOARD MEMBER(3)       MEMBER(4)
-------------------------  ------------------  --------------  -----------------------  ---------------  ------------------
MICHAEL L. NOEL            Trustee                 Since       President, Noel                 24           Avista Corp.
Age: 67                                            12/98       Consulting Company                               (AVA)
                                                               since 1998. Member,
                                                               Saber Partners
                                                               (financial advisory
                                                               firm) since 2002.
                                                               Member, Board of
                                                               Directors, Avista Corp.
                                                               (utility company),
                                                               since January 2004.
                                                               Member, Board of
                                                               Directors, SCAN Health
                                                               Plan, since 1997. From
                                                               April 1997 to December
                                                               1998, Member of
                                                               HighMark Funds Advisory
                                                               Board.

ROBERT M. WHITLER          Trustee                   Since     From April 1997 to              24               None
Age: 70                                              12/98     December 1998, Member
                                                               of HighMark Funds
                                                               Advisory Board. Prior
                                                               to retirement in 1996,
                                                               Executive Vice
                                                               President and Chief
                                                               Trust Officer of Union
                                                               Bank of California,
                                                               N.A.

INTERESTED BOARD MEMBERS
AND OFFICERS

EARLE A. MALM II**         Trustee; President  Since 12/05     President, Chief                24                N/A
350 California Street                          (President)     Executive Officer and
San Francisco, CA 94104                           Since        Director of the Adviser
Age: 59                                           01/08        since October 2002.
                                                (Trustee)      Chairman of the Board
                                                               of the Adviser since
                                                               February 2005

COLLEEN CUMMINGS           Controller and         Since        Vice President and              N/A               N/A
4400 Computer Drive        Chief Financial        12/07        Director, Client
Westborough, MA 01581      Officer                             Services
Age: 37                                                        Administration, PNC
                                                               Global Investment
                                                               Servicing (U.S.) Inc.
                                                               since 2004. Senior
                                                               Manager, Fund
                                                               Administration, PNC
                                                               Global Investment
                                                               Servicing (U.S.) Inc.
                                                               from 1998 to 2004.

                                                                                            NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                         HIGHMARK FUNDS         OTHER
                              POSITION(S)      TERM OF OFFICE                                COMPLEX        DIRECTORSHIPS
                           HELD WITH HIGHMARK  AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY       HELD BY BOARD
NAME, ADDRESS,(1) AND AGE        FUNDS         TIME SERVED(2)    DURING PAST 5 YEARS    BOARD MEMBER(3)       MEMBER(4)
-------------------------  ------------------  --------------  -----------------------  ---------------  ------------------
PAMELA O'DONNELL           Treasurer           Since 12/05     Vice President and              N/A               N/A
350 California Street                                          Director of Mutual Fund
San Francisco, CA 94104                                        Administration of the
Age: 44                                                        Adviser since 2005.
                                                               Vice President of
                                                               Operations and Client
                                                               Service of the Adviser
                                                               from 2003 to 2005. Vice
                                                               President of Finance
                                                               and Administration of
                                                               MiFund, Inc. from March
                                                               2000 to May 2002.

CATHERINE M. VACCA         Chief Compliance    Since 09/04     Senior Vice President           N/A               N/A
350 California Street      Officer                             and Chief Compliance
San Francisco, CA 94104                                        Officer of the Adviser
Age: 51                                                        since July 2004. From
                                                               December 2002 to July
                                                               2004, Vice President
                                                               and Chief Compliance
                                                               Officer, Wells Fargo
                                                               Funds Management, LLC.
                                                               From November 2000 to
                                                               February 2002, Vice
                                                               President and Head of
                                                               Fund Administration,
                                                               Charles Schwab & Co.,
                                                               Inc.

DAVID JAMES                Secretary           Since 12/07     Vice President and              N/A               N/A
99 High Street, 27th                                           Counsel of PNC Global
Floor Boston,                                                  Investment Servicing
MA 02110                                                       (U.S.) Inc., since June
Age: 38                                                        2006. Counsel and
                                                               Assistant Vice
                                                               President at State
                                                               Street Bank and Trust
                                                               Company from June 2000
                                                               through December 2004.
                                                               Retired during 2005.

R. GREGORY KNOPF           Vice President and  Since 09/04     Managing Director of            N/A               N/A
445 S. Figueroa Street     Assistant                           the Adviser since 1998.
Suite #306                 Secretary
Los Angeles, CA 90071
Age: 58

                                                                                            NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                         HIGHMARK FUNDS         OTHER
                              POSITION(S)      TERM OF OFFICE                                COMPLEX        DIRECTORSHIPS
                           HELD WITH HIGHMARK  AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY       HELD BY BOARD
NAME, ADDRESS,(1) AND AGE        FUNDS         TIME SERVED(2)    DURING PAST 5 YEARS    BOARD MEMBER(3)       MEMBER(4)
-------------------------  ------------------  --------------  -----------------------  ---------------  ------------------
CAROL GOULD                Vice President and  Since 09/08     Assistant Vice                  N/A               N/A
99 High Street, 27th       Assistant                           President and Manager
Floor Boston, MA 02110     Secretary                           of PNC Global
Age: 47                                                        Investment Servicing
                                                               (U.S.) Inc. since
                                                               November 2004.
                                                               Self-employed
                                                               consultant from
                                                               September 2002 to
                                                               November 2004.

(1) Each Trustee may be contacted by writing to the Trustee c/o HighMark Funds, 350 California Street, Suite 1600, San Francisco, CA 94104.

(2) Each Trustee shall hold office during the lifetime of HighMark Funds until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with HighMark Funds' Declaration of Trust.

The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with HighMark Funds' Amended and Restated Code of Regulations.

(3) The "HighMark Funds Complex" consists of all registered investment companies for which HighMark Capital Management, Inc. serves as investment adviser.

(4) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

*    Evelyn Dilsaver joined the Board of Trustees on January 1, 2008.

** Earle Malm joined the Board of Trustees on January 1, 2008 and is an "interested person" under the 1940 Act by virtue of his position with HighMark Capital Management, Inc.



     The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as HighMark Funds as of December 31, 2007.

                                                                                                AGGREGATE DOLLAR
                                                                                                 RANGE OF EQUITY
                                                                                                SECURITIES IN ALL
                                                                                                   REGISTERED
                                                                                                   INVESTMENT
                                                                                                    COMPANIES
                                                                                                   OVERSEEN BY
                                                                            DOLLAR RANGE OF     TRUSTEE IN FAMILY
                                                                           EQUITY SECURITIES      OF INVESTMENT
NAME OF TRUSTEE(1)                                                            IN THE FUNDS          COMPANIES
------------------                                                         -----------------   ------------------
David Benkert        HighMark Large Cap Growth Fund                        $1-10,000           $10,0001 - $50,000
                     HighMark Large Cap Value Fund                         $1-10,000
                     HighMark Small Cap Value Fund                         $1-10,000
                     HighMark Value Momentum Fund                          $1-10,000
                     HighMark Capital Growth Allocation Fund               $10,001-50,000

Thomas L. Braje      HighMark Small Cap Value Fund                         >$100,000*              >$100,000*
                     HighMark California Intermediate Tax-Free Bond Fund   >$100,000*

Evelyn Dilsaver(2)   --                                                                               None

David A. Goldfarb    HighMark Balanced Fund                                $10,001-50,000          >$100,000*(3)
                     HighMark Core Equity Fund                             $10,001-50,000
                     HighMark International Opportunities Fund             $50,001-100,000
                     HighMark Large Cap Growth Fund                        $10,001-50,000
                     HighMark Large Cap Value Fund                         >$100,000*
                     HighMark Small Cap Value Fund                         $10,001-50,000
                     HighMark Value Momentum Fund                          $10,001-50,000
                     HighMark Capital Growth Allocation Fund               $10,001-50,000
                     HighMark Diversified Money Market Fund                $10,001-50,000

Earle A. Malm II     HighMark Value Momentum Fund                          >$100,000*              >$100,000*
                     HighMark Diversified Money Market Fund                $10,001-50,000
                     HighMark California Tax Free Money Market Fund        >$100,000*

Michael L. Noel      HighMark Capital Growth Allocation Fund               >$100,000*              >$100,000*(3)

Robert M. Whitler    HighMark Core Equity Fund                             $10,001-50,000          >$100,000*(3)
                     HighMark Growth & Income Allocation Fund              $10,001-50,000
                     HighMark Capital Growth Allocation Fund               $50,001-100,000
                     HighMark Diversified Money Market Fund                >$100,000*

*    denotes greater than

(1) Does not include Joseph J. Jaeger, who retired from the Board of Trustees on January 1, 2008.

(2) Evelyn Dilsaver joined the Board of Trustees on January 1, 2008 and did not beneficially own any equity securities in any HighMark Fund or any registered investment companies within the same family of investment companies as HighMark Funds as of December 31, 2007.

(3) Separate from the amounts disclosed in the table, pursuant to the deferred payment arrangements described below, as of December 31, 2007, the market value of fees deferred by Mr. Goldfarb invested in HighMark Bond Fund and HighMark Growth & Income Allocation Fund totaled approximately $57,000; the market value of fees deferred by Mr. Noel invested in HighMark Capital Growth Allocation Fund totaled approximately $98,000 and the market value of fees deferred by Mr. Whitler invested in HighMark Core Equity Fund, HighMark Capital Growth Allocation Fund and HighMark Growth & Income Allocation Fund totaled approximately $129,000.

     As of December 31, 2007, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of HighMark Funds, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of HighMark Funds. Mr. Goldfarb has an unsecured line of credit with Union Bank of California, N.A. ("UBOC") the parent company of the Funds' investment adviser, HCM, with a limit of $100,000 and an interest rate of 1% over the prime rate. As of

December 31, 2007, the amount outstanding was approximately $60,300. The largest amount outstanding at any time during the two most recently completed calendar years was approximately $60,300. Goldfarb & Simens, an accounting firm of which Mr. Goldfarb is a partner, has an unsecured line of credit with UBOC with a limit of $600,000 and an interest rate of 1% over the prime rate. The line of credit was obtained in 1987 and the largest amount outstanding at any time was $575,000. As of December 31, 2007, the amount outstanding was approximately $450,000. Mr. Whitler is paid an annual stipend from a deferred compensation plan that he elected to participate in while an employee of UBOC prior to his retirement in 1996. As of December 31, 2007, the amount outstanding in the deferred compensation account was approximately $231,600. Mr. Whitler received payments from the deferred compensation account totaling approximately $73,790, $74,088 and $72,859 for the years ended December 31, 2008, 2007 and 2006, respectively. Mr. Whitler expects to receive annual payments from the account of approximately $62,000 for 2009, $61,000 for 2010 and $47,000 for 2011.

     The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of HCM, PNC Global Investment Servicing (U.S.) Inc. ("PNC") and/or HighMark Funds Distributors, Inc. ("HMFD") other than the Trust's Chief Compliance Officer, receives any compensation directly from HighMark Funds for serving as a Trustee and/or officer. HCM, PNC and HMFD receive administration, sub-administration, shareholder servicing and/or distribution fees directly or indirectly from each of the Funds. See "Administrator and Sub-Administrator" and "Distributor" below.


     The following table lists the officers of HighMark Funds who hold positions with affiliated persons or the principal underwriter of HighMark Funds:

NAME               POSITION HELD WITH AFFILIATED PERSON OR PRINCIPAL UNDERWRITER
----               ---------------------------------------------------------------------------------
Earle A. Malm II   HighMark Capital Management, Member of the Board of Directors, Chairman of the
                   Board, President and Chief Executive Officer
Pamela O'Donnell   HighMark Capital Management, Vice President and Director of Mutual Funds
                   Administration
Catherine Vacca    HighMark Capital Management, Senior Vice President, Chief Compliance Officer and
                   Assistant Secretary
Colleen Cummings   PNC Global Investment Servicing (U.S.) Inc., Vice President and Director, Client
                   Service Administration
David James        PNC Global Investment Servicing (U.S.) Inc., Vice President and Counsel
R. Gregory Knopf   HighMark Capital Management, Senior Vice President and Managing Director
Carol Gould        PNC Global Investment Servicing (U.S.) Inc., Assistant Vice President and Manager

     During the fiscal year ended July 31, 2008, fees paid (or deferred in lieu of current payment) to the Independent Trustees for their services as Trustees aggregated $367,125. This amount includes $32,375 in fees paid to Joseph C. Jaeger, who retired from the Board of Trustees on December 31, 2007. Earle Malm, as an Interested Board Member, is not paid compensation by HighMark Funds. The following table sets forth information concerning amounts paid and retirement benefits accrued during the fiscal year ended July 31, 2008:

                                                 PENSION OR
                                AGGREGATE        RETIREMENT                          TOTAL COMPENSATION
                              COMPENSATION    BENEFITS ACCRUED   ESTIMATED ANNUAL         FROM FUND
          NAME AND            FROM HIGHMARK    AS PART OF FUND     BENEFITS UPON       COMPLEX PAID TO
        POSITION(1)              FUNDS(2)           EXPENSES        RETIREMENT      TRUSTEE OR OFFICER
        -----------           -------------   ----------------   ----------------   --------------------
David Benkert, Trustee         $ 62,250             None               None              $ 62,250
Thomas L. Braje, Trustee       $ 59,000             None               None              $ 59,000
Evelyn Dilsaver, Trustee(3)    $ 36,500             None               None              $ 36,500
David A. Goldfarb, Trustee     $ 62,500             None               None              $ 62,500
Michael L. Noel, Trustee       $ 56,000             None               None              $ 56,000
Robert M. Whitler, Trustee     $ 58,500             None               None              $ 58,500
Catherine Vacca, Chief         $180,848(4)          None               None              $180,848(4)
   Compliance Officer

----------
(1) Does not include Joseph J. Jaeger, who retired from the Board of Trustees on December 31, 2007.

(2) David A. Goldfarb, Michael L. Noel and Robert M. Whitler deferred receipt of $22,000, $35,000 and $38,025, respectively, of such compensation pursuant to the fee deferral arrangements described below.

(3)  Evelyn Dilsaver joined the Board of Trustees on January 1, 2008.

(4) Reflects only the portion of Ms. Vacca's compensation and benefits reimbursed by HighMark Funds to HighMark Capital Management, Inc.

     HighMark Funds provides no pension or retirement benefits to the Trustees but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from HighMark Funds may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in one or more of the Funds on the normal payment date for such fees. For a summary of the Funds chosen by the Trustees electing to defer payment, please see the first footnote to the table above describing the dollar range of equity securities in the Funds owned by each Trustee.

CODES OF ETHICS


     HighMark Funds, HCM, Aronson+Johnson+Ortiz, L.P., Bailard, Inc., LSV Asset Management and HMFD have each adopted a code of ethics ("Codes of Ethics") pursuant to Rule 17j-1 of the 1940 Act, and these Codes of Ethics permit personnel covered by the Codes of Ethics to invest in securities, including securities that may be purchased or held by each Fund, subject to certain restrictions.

INVESTMENT ADVISER

     Investment advisory and management services are provided to each of the Funds by HCM, pursuant to an investment advisory agreement between the Adviser and HighMark Funds dated September 1, 1998 (the "Investment Advisory Agreement"). The Adviser is a subsidiary of UBOC, a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by the Bank of Tokyo-Mitsubishi UFJ Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubushi UFJ Financial Group, Inc. The Adviser is a California corporation registered under the Investment Advisers Act of 1940. UBOC serves as custodian for each of the Funds. See "Transfer Agent, Custodian and Fund Accounting Services" below. HCM also serves as administrator to each of the Funds. See "Administrator and Sub-Administrator" below.

     Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each particular Fund from year to year if such continuance is approved at least annually by

HighMark Funds' Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined above under "INVESTMENT RESTRICTIONS - Voting Information"), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

     Depending on the size of the Fund, fees payable under the Investment Advisory Agreement may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. The Adviser may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that the Adviser will choose to make such an agreement, any voluntary reductions in the Adviser's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

     The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by HighMark Funds in connection with the Adviser's services under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

     For the services provided and expenses assumed by the Adviser pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive fees from each Fund as described in that Fund's Prospectus.


     For the fiscal years ended July 31, 2008, July 31, 2007 and July 31, 2006, the Adviser received the following investment advisory fees:

                                                                           FISCAL YEAR ENDED
                                             ----------------------------------------------------------------------------
                                                   JULY 31, 2008             JULY 31, 2007             JULY 31, 2006
                                             ------------------------   -----------------------   -----------------------
                                                           ADDITIONAL                ADDITIONAL                ADDITIONAL
                                             NET FEES        AMOUNT      NET FEES      AMOUNT      NET FEES      AMOUNT
Fund*                                          PAID          WAIVED        PAID        WAIVED        PAID        WAIVED
-----                                        -----------   ----------   ----------   ----------   ----------   ----------
Balanced Fund                                $   173,799   $ 55,689     $  261,833    $ 19,587    $  331,514    $ 11,639
Cognitive Value Fund                             748,983         --        809,422          --       229,608          --
Core Equity Fund                                 669,687     56,864        812,191       6,095       664,948       9,640
Enhanced Growth Fund                           1,023,270         --        990,894       1,037       315,397          --
Fundamental Equity Fund                               --         --             --          --            --          --
International Opportunities Fund               3,587,397         --      2,671,651       9,953       659,877          --
Large Cap Growth Fund                            741,513     24,209        796,899       6,987       832,555      37,802
Large Cap Value Fund                           1,828,313    170,498      2,008,661     175,661     1,511,889       4,970
Small Cap Advantage Fund                         198,946     63,662         87,555       8,631            --          --
Small Cap Value Fund                           1,736,329     42,921      2,947,579      10,190     2,459,712      43,455
Value Momentum Fund                            2,594,868         --      3,010,255       8,499     2,824,882       2,166
Bond Fund                                      1,897,023     69,255      1,914,438      97,373     2,201,420      73,853
Short Term Bond Fund                             173,445     45,012        180,617       9,443       122,666      10,904
California Intermediate Tax-Free Bond            262,466    336,932        295,607     350,651       384,518     371,671

   Fund
National Intermediate Tax-Free Bond Fund              --    364,984**        3,999     370,869        27,561     399,555
100% U.S. Treasury Money Market Fund           2,567,478     40,767      2,101,223     145,469     2,582,475      32,781
California Tax-Free Money Market Fund          2,097,561    425,258      1,282,638     433,981     1,237,969     253,953
Diversified Money Market Fund                 10,095,926         --      8,083,383     577,065     9,444,477     261,487
Treasury Plus Money Market Fund                       --         --             --          --            --          --
U.S. Government Money Market Fund              2,224,642    102,964      1,569,198     161,636     1,561,065      45,734
Income Plus Allocation Fund                           --     42,737**        6,903       9,126        14,689      14,008
Growth & Income Allocation Fund                   15,746    106,123         34,322      86,340        83,511      78,480
Capital Growth Allocation Fund                    28,192    107,235         48,422      86,032        93,534      87,525
Diversified Equity Allocation Fund                    --     62,751**       46,265      51,986            --          --

* Each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund commenced investment operations on April 3, 2006, after the end of HighMark Funds' fiscal year ended July 31, 2005. The Diversified Equity Allocation Fund commenced investment operations on November 15, 2006 and the Small Cap Advantage Fund commenced operations on March 1, 2007, each after the end of HighMark Funds' fiscal year ended July 31, 2006. The Fundamental Equity Fund commenced investment operations on August 5, 2008, and the Treasury Plus Money Market Fund commenced investment operations on August 14, 2008, each after the end of HighMark Funds' fiscal year ended July 31, 2008.

** Amount includes expenses reimbursed by the Adviser pursuant to a contractual agreement.


SUB-ADVISERS

     LARGE CAP GROWTH FUND. For HighMark Funds' fiscal years ended July 31, 2006, Waddell & Reed Investment Management Company ("WRIMCO") provided investment advisory services to the Large Cap Growth Fund under a sub-advisory agreement effective October 1, 2001, and the Adviser paid WRIMCO under WRIMCO's sub-advisory agreement annual fees of $435,201 for that year. For the fiscal year ended July 31, 2007, WRIMCO was the sub-adviser from August 1, 2006 through December 28, 2006, and the Adviser paid WRIMCO under WRIMCO's sub-advisory agreement fees of $281,484.

     LARGE CAP VALUE FUND. Pursuant to a sub-advisory agreement effective March 31, 2003 between the Adviser and Aronson+Johnson+Ortiz, L.P. ("AJO"), AJO provides investment advisory services to the Large Cap Value Fund. Under its sub-advisory agreement, AJO is entitled to an annual fee, paid monthly, of 0.30% of the average daily net assets of the Fund. Such fee is paid by the Adviser, and AJO receives no fees directly from the Large Cap Value Fund. For HighMark Funds' fiscal years ended July 31, 2008, July 31, 2007 and July 31, 2006, the Adviser paid AJO under AJO's sub-advisory agreement $914,178, $978,114 and $753,870, respectively.

     SMALL CAP VALUE FUND. Pursuant to a sub-advisory agreement effective October 1, 2001, between the Adviser and LSV Asset Management ("LSV"), LSV provides investment advisory services to the Small Cap Value Fund. Under its sub-advisory agreement, LSV is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund allocated to LSV as follows:

                                                      Rate as a Percentage
Fund Assets                                          of Average Net Assets
-----------                                          ---------------------
Up to $50 million                                            0.65%
Over $50 million and not greater than $100 million           0.55%
Over $100 million                                            0.50%

     Such fee is paid by the Adviser, and LSV receives no fees directly from the Small Cap Value Fund. For HighMark Funds' fiscal years ended July 31, 2008, July 31, 2007 and July 31, 2006, the Adviser paid LSV under LSV's sub-advisory agreement $980,198, $1,578,899 and $1,351,613, respectively.

     SEI Funds, Inc., a minority general partner of LSV, is an affiliate of HighMark Funds' former sub-administrator, SEI Investments Global Funds Services, and former distributor, SEI Investments Distribution Co. No Trustee of HighMark Funds has owned any securities, or has had any material interest in, or a material interest in a material transaction with, LSV or its affiliates since the beginning of the Fund's most recent fiscal year. No officer or Trustee of HighMark Funds is an officer, employee, director, general partner or shareholder of LSV.

     COGNITIVE VALUE FUND, ENHANCED GROWTH FUND AND INTERNATIONAL OPPORTUNITIES FUND. Pursuant to sub-advisory agreements, effective as of April 3, 2006, between the Adviser and Bailard, Inc. ("Bailard"), Bailard provides investment advisory services to the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. Under these sub-advisory agreements, Bailard is entitled to receive an amount equal to 50% of the total gross investment advisory fee for each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. Under the sub-advisory agreement relating to HighMark Cognitive Value Fund, Bailard is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

                                                      Rate as a Percentage
Fund Assets                                          of Average Net Assets
-----------                                          ---------------------
Up to $500 million                                           0.375%
Over $500                                                    0.350%

Under the sub-advisory agreement relating to HighMark Enhanced Growth Fund, Bailard is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

                                                      Rate as a Percentage
Fund Assets                                          of Average Net Assets
-----------                                          ---------------------
Up to $500 million                                           0.375%
Over $500 million and not greater than $1 billion            0.350%
Over $1 billion                                              0.325%

Under the sub-advisory agreement relating to HighMark International Opportunities Fund, Bailard is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

                                                      Rate as a Percentage
Fund Assets                                          of Average Net Assets
-----------                                          ---------------------
Up to $250 million                                           0.475%
Over $250 million and not greater than $500 million          0.450%
Over $500 million and not greater than $1 billion            0.425%
Over $1 billion                                              0.400%

     All such fees are paid by the Adviser, and Bailard receives no fees directly from the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund.

For HighMark Funds' fiscal years ended July 31, 2008, July 31, 2007 and July 31, 2006, the Adviser paid Bailard under Bailard's sub-advisory agreement relating to the Cognitive Value Fund $374,583, $404,767 and $116,847, respectively. For HighMark Funds' fiscal years ended July 31, 2008, July 31, 2007 and July 31, 2006, the Adviser paid Bailard under Bailard's sub-advisory agreement relating to the Enhanced Growth Fund $511,765, $496,012 and $160,495, respectively. For HighMark Funds' fiscal years ended July 31, 2008, July 31, 2007 and July 31, 2006, the Adviser paid Bailard under Bailard's sub-advisory agreement relating to the International Opportunities Fund $1,794,157, $1,341,128 and $335,394, respectively.

PORTFOLIO MANAGERS

                OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     The following table shows the number and assets of other investment accounts (or portions of investment accounts) that each Fund's portfolio managers managed as of July 31, 2008 as provided by the Adviser and the Sub-Advisers.


                            OTHER SEC-REGISTERED
                           OPEN-END AND CLOSED-END      OTHER POOLED INVESTMENT
                                    FUNDS                      VEHICLES                  OTHER ACCOUNTS
                        ---------------------------   --------------------------   --------------------------
                         Number of       Assets       Number of       Assets       Number of        Assets
   PORTFOLIO MANAGER      accounts   (in thousands)    accounts   (in thousands)    accounts   (in thousands)
----------------------   ---------   --------------   ---------   --------------   ---------   --------------
Theodore R. Aronson          14         3,860,380         17         3,293,820         58         9,303,460
Robert Bigelow (1)            1            70,100          0                 0         11            31,529
Robert Bigelow (2)            1           123,037          0                 0         11            31,529
Anthony Craddock              0                 0          0                 0          1               172
Stefani Cranston             14         3,860,380         17         3,293,820         58         9,303,460
Richard Earnest               0                 0          2           136,337         23           923,236
David J. Goerz III (3)        6           261,462          0                 0         11            49,984
David J. Goerz III (4)        6           189,621          0                 0         11            49,984
David J. Goerz III (5)        6           282,716          0                 0         11            49,984
David J. Goerz III (6)        6           233,214          0                 0         11            49,984
David J. Goerz III (7)        6           230,129          0                 0         11            49,984
David J. Goerz III (8)        6           286,236          0                 0         11            49,984
David J. Goerz III (9)        6           264,025          0                 0         11            49,984
Peter M. Hill                 0                 0          0                 0          3               725
Derek Izuel (4)*              1            18,187          0                 0          3             1,627
Derek Izuel (9)*              1            60,388          0                 0          3             1,627
Kevin M. Johnson             14         3,860,380         17         3,293,820         58         9,303,460
Stuart P. Kaye               14         3,860,380         17         3,293,820         58         9,303,460
Josef Lakonishok             29         7,732,194         31        11,740,320        493        42,254,135
Eric P. Leve                  0                 0          0                 0          6           132,808
Todd Lowenstein               0                 0          2           136,337         22           922,851
Gregory Lugosi (10)           2            62,511          3           935,340         32           974,815
Gregory Lugosi (11)           2           388,846          3           935,340         32           974,815
Puneet Mansharamani          29         7,732,194         31        11,740,320        493        42,254,135
E. Jack Montgomery (3)        2           433,220          3           935,340         31           975,404
E. Jack Montgomery (10)       2            62,511          3           935,340         31           975,404
E. Jack Montgomery (11)       2           388,846          3           935,340         31           975,404
Gina Marie N. Moore          14         3,860,380         17         3,293,820         58         9,303,460
Raymond Mow (1)               2         1,238,925          0                 0          7               535
Raymond Mow (2)               2         1,291,862          0                 0          7               535
Thomas J. Mudge               0                 0          0                 0         21             2,961

Martha E Ortiz               14         3,860,380         17         3,293,820         58         9,303,460
Richard Rocke(4)              1            27,209          0                 0          6            27,820
Richard Rocke(9)              1           101,612          0                 0          6            27,820
George Rokas (3) (12)         1           107,790          0                 0          6            47,988
George Rokas (12) (13)        1            20,254          0                 0          6            47,988
George Y. Sokoloff            0                 0          1             8,757          0                 0
Keith Stribling               0                 0          2           136,337         17           916,708
Sonya Thadhani                0                 0          1            29,440          4           387,864
Menno Vermeulen              29         7,732,194         31        11,740,320        493        42,254,135
Kenneth Wemer (3) (12)        1           107,790          0                 0         12            48,923
Kenneth Wemer (12) (13)       1            20,254          0                 0         12            48,923
R. Brian Wenzinger           14         3,860,380         17         3,293,820         58         9,303,460

(1) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark California Intermediate Tax-Free Bond Fund.

(2) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark National Intermediate Tax-Free Bond Fund.

(3) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Balanced Fund.

(4) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Core Equity Fund.

(5) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Income Plus Allocation Fund.

(6) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Growth & Income Allocation Fund.

(7) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Capital Growth Allocation Fund.

(8) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Diversified Equity Allocation Fund.

(9) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Small Cap Advantage Fund.

(10) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Bond Fund.

(11) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Short Term Bond Fund.

(12) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Fundamental Equity Fund, which had not yet commenced operations as of July 31, 2008.

(13) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Large Cap Growth Fund.

*    Account information as of November 12, 2008.


       ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE

                         OTHER SEC-REGISTERED
                        OPEN-END AND CLOSED-END      OTHER POOLED INVESTMENT
                                 FUNDS                      VEHICLES                  OTHER ACCOUNTS
                      --------------------------   --------------------------   --------------------------
                      Number of       Assets       Number of       Assets       Number of        Assets
PORTFOLIO MANAGER*     accounts   (in thousands)    accounts   (in thousands)    accounts   (in thousands)
------------------    ---------   --------------   ---------   --------------   ---------   --------------
Theodore R. Aronson       2           97,660           5           285,240          50         5,072,710
Stefani Cranston          2           97,660           5           285,240          50         5,072,710
Kevin M. Johnson          2           97,660           5           285,240          50         5,072,710
Stuart P. Kaye            2           97,660           5           285,240          50         5,072,710
Josef Lakonishok          0                0           0                 0          25         3,348,571
Puneet Mansharamani       0                0           0                 0          25         3,348,571
Gina Marie N. Moore       2           97,660           5           285,240          50         5,072,710
Martha E Ortiz            2           97,660           5           285,240          50         5,072,710
George Y. Sokoloff        0                0           1             8,757           0                 0

Sonya Thadhani            0                0           1            29,440           0                 0
Menno Vermeulen           0                0           0                 0          25         3,348,571
R. Brian Wenzinger        2           97,660           5           285,240          50         5,072,710

* Portfolio managers not listed do not manage accounts for which the advisory fee is based on performance.

     OWNERSHIP OF SECURITIES


     The table below shows the dollar ranges of shares of a Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above as of July 31, 2008:

                                                                            DOLLAR RANGE OF EQUITY
                                                                            SECURITIES IN THE FUND
 PORTFOLIO MANAGER                       FUNDS MANAGED                        BENEFICIALLY OWNED
-------------------   ---------------------------------------------------   ----------------------
Theodore R. Aronson              HighMark Large Cap Value Fund                       None
Robert Bigelow        HighMark California Intermediate Tax-Free Bond Fund            None
                       HighMark National Intermediate Tax-Free Bond Fund             None
Anthony Craddock           HighMark International Opportunities Fund          $50,001 - $100,000
Stefani Cranston                 HighMark Large Cap Value Fund                       None
Richard Earnest                  HighMark Value Momentum Fund               $500,001 - $1,000,000
David J. Goerz III                  HighMark Balanced Fund                           None
                                   HighMark Core Equity Fund                         None
                               HighMark Small Cap Advantage Fund                     None
                             HighMark Income Plus Allocation Fund                    None
                           HighMark Growth & Income Allocation Fund                  None
                           HighMark Capital Growth Allocation Fund               $1-$10,000
                          HighMark Diversified Equity Allocation Fund                None
Peter M. Hill              HighMark International Opportunities Fund         $100,001 - $500,000
Derek Izuel                        HighMark Core Equity Fund                         None
                               HighMark Small Cap Advantage Fund                     None
Kevin M. Johnson                 HighMark Large Cap Value Fund                       None
Stuart P. Kaye                   HighMark Large Cap Value Fund                       None
Josef Lakonishok                 HighMark Small Cap Value Fund                       None
Eric P. Leve               HighMark International Opportunities Fund         $100,001 - $500,000
Todd Lowenstein                  HighMark Value Momentum Fund                $100,001 - $500,000
Gregory Lugosi                        HighMark Bond Fund                             None
                                 HighMark Short Term Bond Fund                       None
Puneet Mansharamani              HighMark Small Cap Value Fund                       None
E. Jack Montgomery                    HighMark Bond Fund                             None
                                 HighMark Short Term Bond Fund                       None
                                    HighMark Balanced Fund                           None
Gina Marie N. Moore              HighMark Large Cap Value Fund                       None
Raymond Mow           HighMark California Intermediate Tax-Free Bond Fund            None
                       HighMark National Intermediate Tax-Free Bond Fund             None
Thomas J. Mudge                  HighMark Cognitive Value Fund               $100,001 - $500,000
Martha E Ortiz                   HighMark Large Cap Value Fund                       None
Richard Rocke                      HighMark Core Equity Fund                         None
                               HighMark Small Cap Advantage Fund                     None
George Rokas                        HighMark Balanced Fund                           None
                                HighMark Large Cap Growth Fund                       None
                               HighMark Fundamental Equity Fund                      None
George Y. Sokoloff               HighMark Cognitive Value Fund                       None

Keith Stribling                  HighMark Value Momentum Fund                $100,001 - $500,000
Sonya Thadhani                   HighMark Enhanced Growth Fund                $10,001 - $50,000
Menno Vermeulen                  HighMark Small Cap Value Fund                       None
Kenneth Wemer                       HighMark Balanced Fund                           None
                                HighMark Large Cap Growth Fund                       None
                               HighMark Fundamental Equity Fund                      None
R. Brian Wenzinger               HighMark Large Cap Value Fund                       None


     COMPENSATION

     Depending on the Fund, a portfolio manager's compensation is paid by the Adviser or one of the Sub-Advisers. The Adviser and each of the Sub-Advisers have provided HighMark Funds with a description of how a portfolio manager's compensation is determined.

HIGHMARK CAPITAL MANAGEMENT, INC.


     Each of the portfolio managers for each Fund (except for HighMark Large Cap Value Fund, HighMark Small Cap Value Fund, HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund) receives a salary from the Adviser and participates in the Adviser's incentive compensation plan, which is an annual plan that pays a cash bonus. The portfolio managers are also eligible to participate in the Adviser's long-term incentive compensation plan. A portfolio manager's bonus is generally a percentage of his or her salary and is based on (1) an evaluation of the manager's investment performance, (2) achievement of budgeted financial goals and (3) meeting of business objectives determined by a portfolio manager's direct supervisor. In evaluating investment performance, the Adviser generally considers the one-, two- and three-year performance of mutual funds and other accounts under a portfolio manager's oversight relative, solely or in part, to the peer groups and/or market indices noted below. A portfolio manager may also be compensated for providing securities/quantitative analysis for certain HighMark Funds, where applicable.

PORTFOLIO MANAGER   PEER GROUP
-----------------   ------------------------------------------------------------
Robert Bigelow      Morningstar Muni California Intermediate/Short Category and
                    Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund);
                    Morningstar Muni National Intermediate Category and Barclays
                    Capital 7 Year Municipal Bond Index (with respect to
                    HighMark National Intermediate Tax-Free Bond Fund);
                    iMoneyNet Tax-Free California Retail (with respect to
                    HighMark California Tax-Free Money Market Fund)

Richard Earnest     Morningstar Large Cap Value Category and S&P 500 Index
David J. Goerz III  Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund and the equity portion of HighMark Balanced Fund); Morningstar General Intermediate
                    Term Bond Category and Barclays Capital U.S. Aggregate Bond
                    Index (with respect to HighMark Bond Fund and the fixed
                    income portion of HighMark Balanced Fund); Morningstar Large
                    Cap Growth Category and Russell 1000 Growth Index (with
                    respect to HighMark Large Cap Growth Fund); Morningstar
                    Small Cap Blend Category and Russell 2000 Index (with
                    respect to HighMark Small Cap Advantage Fund); Morningstar
                    Large Value Category and S&P 500 Index


                    (with respect to HighMark Value Momentum Fund); Morningstar
                    Muni California Intermediate/Short Category and Barclays
                    Capital 7 Year Municipal Bond Index (with respect to
                    HighMark California Intermediate Tax-Free Bond Fund);
                    Morningstar Muni National Intermediate Category and Barclays
                    Capital 7 Year Municipal Bond Index (with respect to
                    HighMark National Intermediate Tax-Free Bond Fund);
                    Morningstar Short Duration Bond Category and Barclays
                    Capital 1-3 Year U.S. Government/Credit Index (with respect to HighMark Short Term Bond Fund); a blended index of 30%
                    S&P 500, 65% Barclays Capital U.S. Aggregate Bond and 5%
                    90-Day T-Bill (with respect to HighMark Income Plus
                    Allocation Fund); Morningstar Moderate Allocation Category and a blended index of 60% S&P 500, 35% Barclays Capital
                    U.S. Aggregate Bond and 5% 90-Day T-Bill (with respect to
                    HighMark Growth & Income Allocation Fund); a blended index of 80% S&P 500, 15% Barclays Capital U.S. Aggregate Bond and
                    5% 90-Day T-Bill (with respect to HighMark Capital Growth
                    Allocation Fund); a blended index of 70% S&P 500, 15%
                    Russell 2000 and 15% MSCI EAFE (with respect to HighMark
                    Diversified Equity Allocation Fund); iMoneyNet 100% Treasury
                    (with respect to HighMark 100% U.S. Treasury Money Market
                    Fund); iMoneyNet Tax-Free California Retail (with respect to
                    HighMark California Tax-Free Money Market Fund); iMoneyNet
                    First Tier (with respect to HighMark Diversified Money
                    Market Fund); and iMoneyNet Government and Agency (with respect to HighMark U.S. Government Money Market Fund)

Todd Lowenstein     Morningstar Large Cap Value Category and S&P 500 Index
Gregory Lugosi      Morningstar General Intermediate Bond Category and Barclays
                    Capital U.S. Aggregate Bond Index (with respect to HighMark
                    Bond Fund and the fixed income portion of HighMark Balanced
                    Fund); Morningstar Short Duration Bond Category and Barclays
                    Capital 1-3 Year U.S. Government/ Credit Index (with respect to HighMark Short Term Bond Fund)

E. Jack Montgomery  Morningstar General Intermediate Bond Category and Barclays
                    Capital U.S. Aggregate Bond Index (with respect to HighMark
                    Bond Fund and the fixed income portion of HighMark Balanced
                    Fund); Morningstar Short Duration Bond Category and Barclays
                    Capital 1-3 Year U.S. Government/ Credit Index (with respect to HighMark Short Term Bond Fund)

Raymond Mow         Morningstar Muni California Intermediate/Short Category
                    and Barclays Capital 7 Year Municipal Bond Index (with
                    respect to HighMark California Intermediate Tax-Free Bond
                    Fund); Morningstar Muni National Intermediate Category and
                    Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund) ;
                    iMoneyNet Tax-Free California Retail (with respect to
                    HighMark California Tax-Free Money Market Fund)

Richard Rocke       Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund and the equity portion of HighMark Balanced Fund); Morningstar Small Cap
                    Blend Category and Russell 2000 Index (with respect to
                    HighMark Small Cap Advantage Fund); Morningstar Large Cap
                    Value Category and S&P 500 Index (with respect to HighMark
                    Value Momentum Fund); Morningstar Large Cap





                    Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund)

George Rokas        Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund and the equity portion of HighMark Balanced Fund); Morningstar Large Cap Value
                    Category and S&P 500 Index (with respect to HighMark Value
                    Momentum Fund); Morningstar Large Cap Growth Category and
                    the Russell 1000 Growth Index (with respect to HighMark
                    Large Cap Growth Fund); Morningstar Small Cap Blend Category
                    and Russell 2000 Index (with respect to HighMark Small Cap
                    Advantage Fund)

Keith Stribling     Morningstar Large Cap Value Category and S&P 500 Index
Kenneth Wemer       Morningstar Large Blend Category and S&P 500 Index (with
                    respect to HighMark Core Equity Fund and the equity portion of HighMark Balanced Fund); Morningstar Large Cap Value
                    Category and S&P 500 Index (with respect to HighMark Value
                    Momentum Fund) ; Morningstar Large Cap Growth Category and
                    the Russell 1000 Growth Index (with respect to HighMark
                    Large Cap Growth Fund); Morningstar Small Cap Blend Category
                    and Russell 2000 Index (with respect to HighMark Small Cap
                    Advantage Fund)


ARONSON+JOHNSON+ORTIZ, L.P.

     Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year-end, the managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager and overall contributions of the portfolio manager to the operations of AJO. Although many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance or to the value of the assets held in particular funds, or even to firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.

BAILARD, INC.

     Mr. Mudge, Mr. Craddock, Mr. Leve and Dr. Sokoloff are each paid a base salary, an "investment performance" bonus relating to the Fund each manages and, potentially, an additional discretionary bonus. The investment performance bonus is designed to be significant but not so significant that it would encourage extreme risk taking. It is based on the relevant Fund's return ranking relative to a dynamic subset of that Fund's peer group: Morningstar Small Cap Value Category (for HighMark Cognitive Value Fund), Morningstar Specialty-Technology Category (for HighMark Enhanced Growth Fund) and Morningstar Foreign Large Blend Category (for HighMark International Opportunities Fund). The discretionary bonus, if any, reflects the portfolio manager's contribution to meeting Bailard's general corporate goals.

     Mr. Hill and Ms. Thadhani's compensation consists primarily of a base salary, a significant discretionary cash bonus and a stock bonus. The cash bonus reflects Bailard's profitability and Mr. Hill and Ms. Thadhani's contribution to Bailard's corporate goals. The stock bonus is linked by formula to the revenue and profitability growth of Bailard, Inc. None of Mr. Hill's compensation is based directly on the performance of HighMark International Opportunities Fund. None of Ms. Thadhani's compensation is based directly on the performance of HighMark Enhanced Growth Fund.

LSV ASSET MANAGEMENT

     Each LSV portfolio manager's compensation consists of a salary and a discretionary bonus. Each of the portfolio managers is also a partner in LSV and as such receives a portion of the overall profit of the firm as part of the portfolio manager's ownership interests. The bonus is based on the profitability of LSV and individual performance. Individual performance is subjective and may be based on a number of factors, such as an individual's leadership and contribution to the strategic planning and development of the investment group.

     POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. The Adviser, the Sub-Advisers and the Board of Trustees of HighMark Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

     The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

     These potential conflicts may include, among others:

- The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

- The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

- The trading of other accounts could be used to benefit higher-fee accounts (front- running).

- The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Adviser's or a Sub-Adviser's trading desk, as applicable, may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     "Cross trades," in which one Adviser or Sub-Adviser account, as applicable, sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and HighMark Funds' Board of Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Adviser or Sub-Adviser-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     A Fund's portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     The Adviser or a Sub-Adviser, as applicable, or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser or a Sub-Adviser, as applicable, and its affiliates.

     A Fund's portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel of the Adviser and the Sub-Advisers, including a Fund's portfolio manager(s), are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser, HighMark Funds and the Sub-Advisers that contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Agreement, the Adviser, and, with respect to the Funds that have sub-advisers, pursuant to the sub-advisory agreements, the Sub-Advisers, determine, subject to the general supervision of the Board of Trustees of HighMark Funds and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities for the Bond Fund, the Short Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, the California Tax-Free Money Market Fund and the Treasury Plus Money Market Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Securities purchased by the

Large Cap Growth Fund, the Fundamental Equity Fund, the Large Cap Value Fund, the Value Momentum Fund, the Core Equity Fund, the Small Cap Advantage Fund, the Small Cap Value Fund, the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund will generally involve the payment of a brokerage fee. Portfolio transactions for the Balanced Fund may be principal transactions or involve the payment of brokerage commissions. While the Adviser and Sub-Advisers generally seek competitive spreads or commissions on behalf of each of the Funds, the Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

     Allocation of transactions, including their frequency, to various dealers is determined by the Adviser or the Sub-Advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Adviser or the Sub-Advisers and does not reduce the advisory fees payable to the Adviser by HighMark Funds. Such information may be useful to the Adviser or the Sub-Advisers in serving both HighMark Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser or Sub-Advisers in carrying out their obligations to HighMark Funds.


     To the extent permitted by applicable rules and regulations, the Adviser or Sub-Advisers may execute portfolio transactions involving the payment of a brokerage fee through the Adviser and its affiliates. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures that provide that commissions paid to such affiliates must be fair and reasonable compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board of Trustees will review reports of such affiliated brokerage transactions in connection with the foregoing standard. HighMark Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with, UBOC, or its affiliates, and will not give preference to correspondents of UBOC with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.


     Investment decisions for each Fund are made independently from those for the other Funds or any other investment company, investment portfolio or account managed by the Adviser or the Sub-Advisers. However, any such other investment company, investment portfolio or account may invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company, investment portfolio or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser or the Sub-Advisers believe to be equitable to the Fund(s) and such other investment company, investment portfolio or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser or the Sub-Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies, investment portfolios or accounts in order to obtain best execution. As provided in the Investment Advisory Agreement and the sub-advisory agreements between the Adviser and the Sub-Advisers, in making investment recommendations for HighMark Funds, the Adviser or the Sub-Advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by HighMark Funds is a customer of the Adviser, the Sub-Advisers, their parent or its subsidiaries or affiliates and, in dealing with its commercial customers, the Adviser and the Sub-Advisers, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by HighMark Funds.

     During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:


                                FISCAL YEAR ENDED

FUND*                              JULY 31, 2008   JULY 31, 2007   JULY 31, 2006
----                               -------------   -------------   -------------
Balanced Fund                       $   27,311        $ 30,107        $ 44,365
Cognitive Value Fund                   505,506         487,424          83,970
Core Equity Fund                       261,491         367,715         296,623
Enhanced Growth Fund                    98,786         200,086         126,456
International Opportunities Fund     1,762,107         676,723         263,569
Large Cap Growth Fund                  126,293         250,293         196,652
Large Cap Value Fund                   195,545         209,652         187,422
Small Cap Advantage Fund               104,845          94,087              --
Small Cap Value Fund                   110,111         143,659         132,275
Value Momentum Fund                    271,572         303,962         379,884

* Each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund commenced investment operations on April 3, 2006, after the end of HighMark Funds' fiscal year ended July 31, 2005. The Small Cap Advantage Fund commenced operations on March 1, 2007, after the end of HighMark Funds' fiscal year ended July 31, 2006.

     The table below lists the amount of brokerage transactions of the Funds directed to brokers during the fiscal year ended July 31, 2008 because of research and other services provided, and the commissions related to these transactions:

                                   AMOUNT OF TRANSACTIONS   AMOUNT OF COMMISSIONS
                                   ----------------------   ---------------------
Balanced Fund                            $ 18,921,679            $   27,311
Cognitive Value Fund                      167,498,675               350,939
Core Equity Fund                          157,505,420               258,074
Enhanced Growth Fund                       56,819,878                97,622
International Opportunities Fund          689,114,602             1,756,850
Large Cap Growth Fund                      98,054,321               126,169
Small Cap Advantage Fund                   55,838,709                97,060
Value Momentum Fund                       179,703,505               264,831

     Certain Funds acquired during the fiscal year ended July 31, 2008 securities issued by "regular broker-dealers" of such Funds or their parents, as that term is defined in Rule 10b-1 under the 1940 Act. The value of such securities of each issuer held by each such Fund as of July 31, 2008 is set forth in the tables below.

                                                                        VALUE OF BROKER'S
                                                                      SECURITIES HELD AS OF
FUND                                           BROKER                7/31/08 (IN THOUSANDS)
----                               -------------------------------   ----------------------
Value Momentum Fund                Bank of New York Mellon                    $5,190
                                   Goldman Sachs                               2,650
                                   Merrill Lynch                                  --
                                   Bank of America                             5,892

Core Equity Fund                   Goldman Sachs                               3,609
                                   Bank of America                             1,552
                                   Morgan Stanley                                 --
                                   Wachovia                                       --

Balanced Fund                      Merrill Lynch                                $143
                                   Bank of America                               484
                                   Wachovia                                      174
                                   Lehman Brothers Holdings                      117
                                   Well Fargo                                    281
                                   Well Fargo Bank                                --
                                   American International Group                  284
                                   JP Morgan Chase                               629
                                   Bear Stearns                                  625

Cognitive Value Fund               Investment Technology Group Inc               211
                                   Oppenheimer Holding                           316

Large Cap Value Fund               Goldman Sachs                               4,767

Large Cap Growth Fund              Merrill Lynch                                  --
                                   Goldman Sachs                                 620

Small Cap Value Fund               Bear Stearns                                2,500

Enhanced Growth Fund               Bear Stearns                                1,000
                                   JP Morgan                                      --

International Opportunities Fund   Credit Agricole                                --
                                   Banco Santander                             2,725
                                   Mizuho Financial Group                      1,197
                                   Macquarie Bank                                 --
                                   Royal Bank of Canada                          277
                                   Deutsche Bank                                 831
                                   Credit Suisse Group                           723

Bond Fund                          Lehman Brothers                             3,740
                                   Merrill Lynch                               4,768
                                   JP Morgan Chase                             4,078
                                   JP Morgan                                      --
                                   Bear Stearns                                1,875

                                   Wachovia                                    4,959
                                   Bank of America                             4,667

Short Term Bond Fund               Bank One                                       --
                                   Bank of America                             1,011
                                   HSBC Bank USA                                 996

Diversified Money Market Fund      Goldman Sachs                                  --
                                   Deutsche Bank Finl LLC                         --
                                   Morgan Stanley & Co.                           --
                                   Chase Bank USA N.A.                            --


ADMINISTRATOR AND SUB-ADMINISTRATOR

     HCM, in addition to serving as investment adviser, serves as administrator (the "Administrator") to each of the Funds pursuant to the administrative services agreement dated as of December 10, 2007 between HighMark Funds and HCM (the "Administration Agreement"). Prior to December 10, 2007 HighMark Funds and HCM were party to an administrative services agreement dated December 1, 2005 (the "Prior Administration Agreement"). Prior to December 1, 2005, HCM served as sub-administrator to each of the Funds pursuant to an agreement with SEI Investments Global Funds Services (formerly, "SEI Investments Mutual Funds Services").

     Pursuant to the Administration Agreement, HCM provides the Funds with all administrative services necessary or appropriate for the operation of HighMark Funds, including recordkeeping and regulatory reporting, regulatory compliance, blue sky, tax reporting, transmission of regular shareholder communications, supervision of third party service providers and fund accounting services, all suitable office space for HighMark Funds, all necessary administrative facilities and equipment, and all personnel necessary for the efficient conduct of the affairs of HighMark Funds. As described below, HCM has delegated part of its responsibilities under the Administration Agreement to PNC.

     HCM is entitled to a fee, which is calculated daily and paid monthly in arrears, at an annual rate of 0.15% of the first $8 billion of the average daily net assets of HighMark Funds and 0.14% of such average daily net assets in excess of $8 billion. Under the Prior Administration Agreement, HCM was entitled to a fee, which was calculated daily and paid monthly in arrears, at an annual rate of 0.15% of the first $10 billion of the average daily net assets of HighMark Funds and 0.145% of such average daily net assets in excess of $10 billion.

     As part of the Administration Agreement, HCM is responsible for certain fees charged by HighMark Funds' transfer agent and certain routine legal expenses incurred by HighMark Funds and its series.

     Unless sooner terminated as provided in the Administration Agreement (and as described below), the Administration Agreement will continue in effect until December 31, 2008. The Administration Agreement thereafter shall be renewed automatically for successive annual terms unless written notice not to renew is given by either party at least 120 days prior to the expiration of the then-current term. The Administration Agreement is terminable prior to the expiration of the current term by either party, in the event of a material breach of the Administration Agreement, upon the giving of written notice, specifying the date of termination, provided such notice is given at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of HCM, or the reckless disregard by HCM of its obligations and duties under the Administration Agreement, HCM shall not be subject to any liability to HighMark Funds, for any act or omission in the course of, or connected with, the rendering of services under the Administration Agreement. So long as HCM acts with good faith and due diligence, HighMark Funds will indemnify HCM from and against any and all actions, suits and claims, and all losses, fees and expenses arising directly or indirectly from its administration relationship with HighMark Funds or other services rendered to HighMark Funds. HighMark Funds is not obligated to indemnify HCM for any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator (the "Sub-Administrator") and accounting agent pursuant to a sub-administration agreement dated as of December 3, 2007, between HCM and PNC (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Funds' operations except those performed by the Administrator or Adviser; (b) supplies the Funds with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including but not limited to the calculation of the NAV of each class of the Funds and regulatory administration services and administrative services; (c) prepares and distributes materials for all meetings of the Board of Trustees, including the mailing of all materials for the Board of Trustees, collates the same materials into the books for the Board of Trustees and assists in the drafting of minutes of the meetings of the Board of Trustees; (d) prepares reports to Funds' shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) maintains the Funds' accounting books and records; (f) provides compliance testing of all the Trust's activities against applicable requirements of the 1940 Act and the rules thereunder, the Code and the Trust's investment restrictions; (g) furnishes to the Adviser certain statistical and other factual information and (h) generally provides all administrative services that may be required for the ongoing operation of the Trust in a manner consistent with the requirements of the 1940 Act.

     The Administrator pays PNC for the services it provides at the annual rate of .025% of the first $8 billion of the Trust's aggregate average net assets and ..015% of the Trust's aggregate average net assets in excess of $8 billion. The Sub-Administration Agreement further provides that PNC will be paid certain compliance support and filing service fees, as well as blue sky registration filing fees and out of pocket expenses.

     PNC is an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. The PNC Financial Services Group's major businesses include regional community banking, corporate banking, real estate finance, asset-based lending, wealth management, asset management and global fund processing services.

     For its services as administrator and expenses assumed pursuant to the Administration Agreement dated December 10, 2007 and the Prior Administration Agreement dated December 1, 2005, HCM was paid the following fees:


                                FISCAL YEAR ENDED

                                                 JULY 31, 2008           JULY 31, 2007           JULY 31, 2006
                                            ----------------------  ----------------------  ----------------------
                                                        ADDITIONAL              ADDITIONAL              ADDITIONAL
                                                NET       AMOUNT        NET       AMOUNT        NET       AMOUNT
FUND*                                        FEES PAID    WAIVED     FEES PAID    WAIVED     FEES PAID    WAIVED
-----                                       ----------  ----------  ----------  ----------  ----------  ----------
Balanced Fund                               $   53,613   $  3,574   $   58,630   $ 11,725   $   43,831   $  8,766
Cognitive Value Fund                           142,965      6,340      134,909     26,980       38,269      7,653
Core Equity Fund                               169,627     11,433      170,478     34,094       94,642     18,927
Enhanced Growth Fund                           186,261     17,717      165,326     33,063       52,568     10,513
Fundamental Equity Fund                             --         --           --         --           --         --
International Opportunities Fund               542,263     32,801      355,419     71,080       86,827     17,364
Large Cap Growth Fund                          179,555     11,416      167,478     33,494      116,412     23,281
Large Cap Value Fund                           465,787     32,326      455,072     91,009      233,937     46,785
Small Cap Advantage Fund                        49,502      2,413       28,907      2,531           --         --
Small Cap Value Fund                           246,012     20,132      369,725     73,941      213,025     42,603
Value Momentum Fund                            606,964     39,977      628,913    125,775      395,665     79,128
Bond Fund                                      554,902     32,940      502,960    100,586      370,369     74,070
Short Term Bond Fund                            76,904      4,740       59,395     11,878       29,525      5,905
California Intermediate Tax-Free Bond Fund     169,003     10,202      161,567     32,312      122,602     24,519
National Intermediate Tax-Free Bond Fund        96,316      5,778       93,718     18,743       68,968     13,793
Treasury Plus Money Market Fund                     --         --           --         --           --         --
100% U.S. Treasury Money Market Fund         1,230,885     69,464      936,130    187,215      730,971    146,186
California Tax-Free Money Market Fund        1,201,562     54,170      715,265    143,045      409,453     81,886
Diversified Money Market Fund                4,773,735    253,920    3,608,555    721,669    2,617,382    523,446
U.S. Government Money Market Fund            1,098,147     60,578      721,188    144,229      455,470     91,089
Income Plus Allocation Fund                     15,219      1,018       10,493      2,004        4,149        830
Growth & Income Allocation Fund                 93,080      5,950       75,415     15,082       23,963      4,792
Capital Growth Allocation Fund                 103,281      6,698       84,034     16,806       28,073      5,614
Diversified Equity Allocation Fund              30,396        496       52,299        715           --         --

* Each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund commenced investment operations on April 3, 2006, after the end of HighMark Funds' fiscal year ended July 31, 2005. The Diversified Equity Allocation Fund commenced investment operations on November 15, 2006 and the Small Cap Advantage Fund commenced investment operations on March 1, 2007, each after the end of HighMark Funds' fiscal year ended July 31, 2006. The Fundamental Equity Fund commenced investment operations on August 5, 2008, and the Treasury Plus Money Market Fund commenced investment operations on August 14, 2008, each after the end of HighMark Funds' fiscal year ended July 31, 2008.


     Prior to December 1, 2005, SEI Investments Global Funds Services, a Delaware statutory trust and wholly-owned subsidiary of SEI Investments Company with principal business offices at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, served as the administrator to each of the Funds pursuant to a prior administration agreement with HighMark Funds dated February 15, 1997. For its services as administrator and expenses assumed pursuant to the prior administration agreement dated February 15, 1997, SEI Investments Global Funds Services received the following fees:



                                                  JULY 31, 2006
                                             -----------------------
                                                          ADDITIONAL
                                                 NET        AMOUNT
FUND*                                         FEES PAID     WAIVED
-----                                        ----------   ----------
Balanced Fund                                $   38,724    $  5,532
Cognitive Value Fund                                 --          --
Core Equity Fund                                 64,258       9,179
Enhanced Growth Fund                                 --          --
Fundamental Equity Fund                              --          --


International Opportunities Fund                     --          --
Large Cap Growth Fund                            90,880      12,982
Large Cap Value Fund                            114,910      16,415
Small Cap Advantage Fund                             --          --
Small Cap Value Fund                            139,824      19,974
Value Momentum Fund                             270,634      38,660
Bond Fund                                       277,842      39,689
Short Term Bond Fund                             26,189       8,319
California Intermediate Tax-Free Bond Fund       93,028      13,289
National Intermediate Tax-Free Bond Fund         52,938       7,562
100% U.S. Treasury Money Market Fund            502,210      71,755
California Tax-Free Money Market Fund           297,053      42,433
Diversified Money Market Fund                 1,997,407     285,326
Treasury Plus Money Market Fund                      --          --
U.S. Government Money Market Fund               299,613      42,799
Income Plus Allocation Fund                       6,093      14,097
Growth & Income Allocation Fund                   7,041      20,832
Capital Growth Allocation Fund                    9,015      18,273
Diversified Equity Allocation Fund                   --          --

* Each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund commenced investment operations on April 3, 2006, after the end of HighMark Funds' fiscal year ended July 31, 2005. The Diversified Equity Allocation Fund commenced investment operations on November 15, 2006 and the Small Cap Advantage Fund commenced investment operations on March 1, 2007, each after the end of HighMark Funds' fiscal year ended July 31, 2006. The Fundamental Equity Fund commenced investment operations on August 5, 2008, and the Treasury Plus Money Market Fund commenced investment operations on August 14, 2008, each after the end of HighMark Funds' fiscal year ended July 31, 2008.


GLASS-STEAGALL ACT

     The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Adviser and the Sub-Advisers believe that they possess the legal authority to perform the services for the Funds contemplated by the Investment Advisory Agreement and the sub-advisory agreements between the Adviser and the Sub-Advisers and described in the Prospectuses and this Statement of Additional Information and has so represented in the Investment Advisory Agreement and the sub-advisory agreements. HCM also believes that it may perform administration services on behalf of each Fund, for which it receives compensation from HighMark Funds without a violation of applicable banking laws and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the Adviser from continuing to perform such services for HighMark Funds. Depending upon the nature of any changes in the services that could be provided by the Adviser, or the Sub-Advisers, the Board of Trustees of HighMark Funds would review HighMark Funds' relationship with the Adviser and the Sub-Advisers and consider taking all action necessary in the circumstances.

     Should further legislative, judicial or administrative action prohibit or restrict the activities of UBOC, the Adviser, its affiliates, and its correspondent banks in connection with Customer purchases of Shares of HighMark Funds, such Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in HighMark Funds' method of operations would affect its net asset value per Share or result in financial losses to any Customer.

SHAREHOLDER SERVICES PLANS


     HighMark Funds has adopted three Shareholder Services Plans, one for Fiduciary Shares, one for Class A Shares, and one for Class B Shares (collectively, the "Services Plans") pursuant to which a Fund is authorized to pay compensation to financial institutions (each a "Service Provider"), which may include HMFD, Bank of Tokyo-Mitsubishi UFJ Trust Company, UBOC, HCM or their respective affiliates, that agree to provide or to compensate other service providers to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of a Fund. In the case of Fiduciary Shares, HCM has been designated a "Master Service Provider" who, in consideration for such services, is compensated by a Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the Fiduciary Shares of such Fund. The Master Service Provider in turn compensates any other Service Provider providing shareholder services pursuant to the Fiduciary Shares Service Plan, as applicable. Such compensation is the sole obligation of the Master Service Provider. The amount payable to a Master Service Provider is not limited by the amount of expenses incurred by the Master Service Provider or any other Service Provider engaged by the Master Service Provider. In the case of Class A Shares and Class B Shares, in consideration for such services, a Service Provider is compensated by a Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of such Fund.


     A Service Provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, fees payable pursuant to the Service Plans are being waived to the rate of 0.15% of average daily net assets for the Fiduciary and Class A Shares of the Large Cap Value Fund, Large Cap Growth Fund, Small Cap Advantage Fund, Small Cap Value Fund, Balanced Fund, Value Momentum Fund, Core Equity Fund, Cognitive Value Fund, Enhanced Growth Fund, Fundamental Equity Fund and International Opportunities Fund; 0.07% for the Fiduciary and Class A Shares of the Bond Fund; 0.05% for the Fiduciary Class and Class A Shares of the Short Term Bond Fund, California Intermediate Tax-Free Bond Fund, National Intermediate Tax-Free Bond Fund, 100% U.S. Treasury Money Market Fund, California Tax-Free Money Market Fund, Diversified Money Market Fund, U.S. Government Money Market Fund, Treasury Plus Money Market Fund, Income Plus Allocation Fund, Growth & Income Allocation Fund, Capital Growth Allocation Fund and Diversified Equity Allocation Fund.

     The servicing agreements adopted under the Services Plans (the "Servicing Agreements") require the Service Provider receiving such compensation to perform certain shareholder support services as set forth in the Servicing Agreements with respect to the beneficial or record owners of Shares of one or more of the Funds. Such shareholder support services may include, but are not limited to,
(i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in Shares; (iii) arranging for bank wires;
(iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in Shares; (vi) forwarding shareholder communications from HighMark Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with HighMark Funds or its service providers; (viii) assisting shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to Shares beneficially owned by shareholders; (x) processing dividend payments from HighMark

Funds on behalf of the shareholders; (xi) providing information regarding fund performance, market trends and other information to shareholders through the internet and/or through written and oral communications, hosting fund websites for shareholder access and information and providing data feeds; (xii) providing assistance to shareholders and financial intermediaries, including affiliates, regarding shareholder accounts, as needed; and (xiii) providing such other similar services as HighMark Funds may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

EXPENSES


     HighMark Funds' service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear expenses including, but not limited to, the following, relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of HCM, UBOC, PNC or HMFD, a percentage of the compensation, benefits, travel and entertainment expenses of the Chief Compliance Officer, SEC fees and state fees and expenses, NSCC trading charges, certain insurance premiums, outside and, to the extent authorized by HighMark Funds, inside auditing and legal fees and expenses, expenses in connection with the review and signing of HighMark Funds' tax returns, local tax agent fees, fees charged by rating agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian, administrator and transfer agent, fees paid to Lipper (an independent fund expenses analysis provided to the Trustees), expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing reports and prospectuses for regulatory purposes and for distribution to current shareholders, costs and expenses of shareholders' and Trustees' reports and meetings and any extraordinary expenses.

DISTRIBUTOR

     HighMark Funds Distributors, Inc. (the "Distributor") is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Distributor serves as the principal underwriter of the Funds' shares pursuant to an underwriting agreement (the "Underwriting Agreement") with the Trust. Pursuant to the terms of the Underwriting Agreement, the Distributor is granted the right to sell the shares of the Trust as agent for the Trust. Shares of the Trust are offered continuously. From January 1, 2008 through November 30, 2008, PFPC Distributors, Inc. ("PFPC") served as the distributor of HighMark Funds. The Distributor is a wholly-owned subsidiary of PFPC.


     Under the terms of the Underwriting Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Trust and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation.

     To the extent that the Distributor receives fees under the distribution plan of a Fund adopted under Rule 12b-1 under the 1940 Act (a "Distribution Plan"), the Distributor will furnish or enter into arrangements with financial intermediaries for the furnishing of marketing or sales services or for providing services to shareholders of the Funds, pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder services fees under any Shareholder

Services Plan adopted by the Trust, the Distributor will furnish or enter into arrangements with others for the furnishing of shareholder support services with respect to the relevant shareholders of the Trust as may be required pursuant to such plan.


     Shares of HighMark Funds are sold by the Distributor on behalf of the Trust. The Underwriting Agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or negligence in the performance of its duties or of reckless disregard of its obligations and duties under the agreement, will not be liable to the Trust or the Funds' shareholders for losses arising in connection with the sale of the Funds' shares.


     The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to the Funds (i) by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of a Fund's Distribution Plan or in the Underwriting Agreement or by vote of a majority of the outstanding voting securities of the Funds on sixty (60) days' written notice to the Distributor or (ii) by the Distributor on sixty (60) days' written notice to the Funds.


     From January 1, 2008 through July 31, 2008, Shares of HighMark Funds were sold on a continuous basis by PFPC. For HighMark Funds' fiscal year ended July 31, 2008, the Trust paid on behalf of the Funds the following amount of underwriting commissions to PFPC:

                                             FISCAL YEAR ENDED
                                               JULY 31, 2008
                                        --------------------------
                                          AGGREGATE      AMOUNT
                                          AMOUNT OF    RETAINED BY
                                        UNDERWRITING    PRINCIPAL
FUND*                                    COMMISSIONS   UNDERWRITER
-----                                   ------------   -----------
Balanced Fund                             $  4,619        $  266
Cognitive Value Fund                           609            64
Core Equity Fund                             1,884           112
Enhanced Growth Fund                         1,950           178
Fundamental Equity Fund                         --            --
International Opportunities Fund            67,765         6,322
Large Cap Growth Fund                        5,713           261
Large Cap Value Fund                        10,812           361
Small Cap Advantage Fund                        80             2
Small Cap Value Fund                        28,316         1,446
Value Momentum Fund                         11,567           768
Bond Fund                                    3,690            63
Short Term Bond Fund                           810             0
California Intermediate Tax-Free
   Bond Fund                                32,920         1,788
National Intermediate Tax-Free
   Bond Fund                                 3,672           334
100% U.S. Treasury Money
   Market Fund                                   0             0
California Tax-Free Money Market Fund            0             0
Diversified Money Market Fund                6,416             0
Treasury Plus Money Market Fund                 --            --


U.S. Government Money Market Fund               31             0
Income Plus Allocation Fund                 10,394           789
Growth & Income Allocation Fund            104,930         8,480
Capital Growth Allocation Fund              89,171         6,683
Diversified Equity Allocation Fund          27,406         2,419


* The Fundamental Equity Fund commenced investment operations on August 5, 2008, and the Treasury Plus Money Market Fund commenced investment operations on August 14, 2008, each after the end of HighMark Funds' fiscal year ended July 31, 2008.

     PRIOR DISTRIBUTOR. Prior to January 1, 2008, SEI Investments Distribution Co., a wholly owned subsidiary of SEI Investments Company, served as distributor to the Funds pursuant to a distribution agreement dated February 15, 1997, as re-executed on January 30, 1998, between HighMark Funds and SEI Investments Distribution Co. (the "Prior Distribution Agreement").

     From February 15, 1997 through December 31, 2007, Shares of HighMark Funds were sold on a continuous basis by SEI Investments Distribution Co. For HighMark Funds' fiscal years ended July 31, 2008, July 31, 2007 and July 31, 2006, the Trust paid on behalf of the Funds the following amount of underwriting commissions relating to SEI Investments Distribution Co.:

                                                                         FISCAL YEAR ENDED
                                        ------------------------------------------------------------------------------------
                                               JULY 31, 2008                 JULY 31, 2007               JULY 31, 2006
                                        --------------------------   --------------------------   --------------------------
                                          AGGREGATE      AMOUNT        AGGREGATE      AMOUNT        AGGREGATE      AMOUNT
                                          AMOUNT OF    RETAINED BY     AMOUNT OF    RETAINED BY     AMOUNT OF    RETAINED BY
                                        UNDERWRITING    PRINCIPAL    UNDERWRITING    PRINCIPAL    UNDERWRITING    PRINCIPAL
FUND*                                    COMMISSIONS   UNDERWRITER    COMMISSIONS   UNDERWRITER    COMMISSIONS   UNDERWRITER
-----                                   ------------   -----------   ------------   -----------   ------------   -----------
Balanced Fund                             $  8,481       $   824       $ 22,579       $ 2,115       $ 20,071       $ 1,098
Cognitive Value Fund                         2,300           181         48,003         1,967          3,751           414
Core Equity Fund                             3,303            79         63,010         2,653          9,503            76
Enhanced Growth Fund                         3,764           295          2,491           259          1,433           139
Fundamental Equity Fund                         --            --             --            --             --            --
International Opportunities Fund            56,800         5,113        143,359        12,927         55,636         5,385
Large Cap Growth Fund                        3,453           168         18,200           979         24,522           921
Large Cap Value Fund                        19,794         1,021         87,094         7,030         73,652         4,636
Small Cap Advantage Fund                       329             2         36,431         3,279             --            --
Small Cap Value Fund                        40,303         1,897        175,973         9,626        229,115        16,543
Value Momentum Fund                          7,290           435         43,984         3,171         48,740         3,643
Bond Fund                                    9,270            50         21,233           199         19,707           203
Short Term Bond Fund                             0             0            844             3            300             0
California Intermediate Tax-Free
   Bond Fund                                 8,572           131         11,760           218         38,007           844
National Intermediate Tax-Free
   Bond Fund                                 5,929             1          1,607           155          9,405           942
100% U.S. Treasury Money Market Fund             0             0              0             0              0             0
California Tax-Free Money Market Fund            0             0              0             0              0             0
Diversified Money Market Fund                    0             0              0             0              0             0
Treasury Plus Money Market Fund                 --            --             --            --             --            --
U.S. Government Money Market Fund              332             0            560             0          1,141             0
Income Plus Allocation Fund                 22,978         2,132         78,538         6,880         68,252         2,289
Growth & Income Allocation Fund            161,723        14,795        660,021        58,432        731,558        64,925
Capital Growth Allocation Fund             191,191        17,455        770,079        69,850        851,558        77,903
Diversified Equity Allocation Fund          27,244         1,926        103,117         7,824             --            --

* Each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund commenced investment operations on April 3, 2006, after the end of HighMark Funds' fiscal year ended July 31, 2005. The Diversified Equity Allocation Fund commenced investment operations on November 15, 2006 and the Small Cap Advantage Fund commenced investment operations on March 1, 2007, each after the end of HighMark Funds' fiscal year ended July 31, 2006. The Fundamental Equity Fund commenced investment operations on August 5, 2008, and the Treasury Plus Money Market Fund commenced investment operations on August 14, 2008, each after the end of HighMark Funds' fiscal year ended July 31, 2008.

     THE DISTRIBUTION PLANS. Pursuant to the Distribution Plans adopted by HighMark Funds, each Fund pays the Distributor as compensation for its services in connection with the Distribution Plans a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to that Fund's Class A Shares, pursuant to the Class A Distribution Plan; seventy-five one-hundredths of one percent (0.75%) of the average daily net assets attributable to that Fund's Class B Shares, pursuant to the Class B Distribution Plan; and fifty-five one-hundredths of one percent (0.55%) of the average daily net assets attributable to that Fund's Class S Shares, pursuant to the Class S Distribution Plan. Each of the Equity Funds and the Asset Allocation Portfolios pays a distribution fee equal to one percent (1.00%) of the average daily net assets attributable to that Fund's Class C Shares, and each of the Fixed-Income Funds and the U.S. Government Money Market Fund pays a distribution fee equal to seventy-five one-hundredths of one percent (0.75%) of the average daily net assets attributable to that Fund's Class C Shares, pursuant to the Class C Distribution Plan. Effective December 1, 2008, HMFD is compensated pursuant to HighMark Funds' Distribution Plans as described herein. From January 1, 2008 through November 30, 2008, PFPC was compensated pursuant to HighMark Funds' Distribution Plan as described herein. Prior to January 1, 2008, SEI Investments Distribution Co. was compensated pursuant to HighMark Funds' Distribution Plans as described herein.

     For the fiscal year ended July 31, 2008, PFPC received the following distribution fees with respect to the sale of Class A Shares, Class B Shares, Class C Shares and Class S Shares from the following Funds:

                                           CLASS A SHARES         CLASS B SHARES        CLASS C SHARES         CLASS S SHARES
                                       ----------------------  --------------------  --------------------  ----------------------
                                                   ADDITIONAL            ADDITIONAL            ADDITIONAL              ADDITIONAL
                                        NET FEES     AMOUNT    NET FEES    AMOUNT    NET FEES    AMOUNT     NET FEES     AMOUNT
FUND*                                     PAID       WAIVED      PAID      WAIVED      PAID      WAIVED       PAID       WAIVED
-----                                  ----------  ----------  --------  ----------  --------  ----------  ----------  ----------
Balanced Fund                          $    9,081      --       $ 6,369      --      $  2,229      --              --        --
Cognitive Value Fund                        1,492      --            --      --           424      --              --        --
Core Equity Fund                            5,960      --         8,824      --         4,006      --              --        --
Enhanced Growth Fund                        2,024      --            --      --         1,959      --              --        --
Fundamental Equity Fund                        --      --            --      --            --      --              --        --
International Opportunities Fund           35,951      --            --      --        28,411      --              --        --
Large Cap Growth Fund                      18,466      --        17,845      --         5,392      --              --        --
Large Cap Value Fund                      150,861      --         6,772      --        35,222      --              --        --
Small Cap Advantage Fund                      226      --            --      --           733      --              --        --
Small Cap Value Fund                       47,505      --        28,742      --        52,798      --              --        --
Value Momentum Fund                        39,136      --        20,533      --         9,012      --              --        --
Bond Fund                                  46,063      --        19,704      --           622      --              --        --
Short Term Bond Fund                          320      --            --      --         1,349      --              --        --
California Intermediate Tax-Free
   Bond Fund                               34,615      --        16,467      --         2,762      --              --        --
National Intermediate Tax-Free Bond
   Fund                                     6,961      --            --      --            --      --              --        --
100% U.S. Treasury                        236,566      --            --      --            --      --      $  695,182     4,971

   Money Market Fund
California Tax-Free Money Market Fund     833,572      --            --      --            --      --         136,332        --
Diversified Money Market Fund           1,521,386      --            --      --            --      --       1,129,130        --
Treasury Plus Money Market Fund                --      --            --      --            --      --              --        --
U.S. Government Money Market Fund          71,526      --           676      --         1,629      --         470,204        --
Income Plus Allocation Fund                 8,678      --            --      --        23,320      --              --        --
Growth & Income Allocation Fund            60,591      --            --      --       126,632      --              --        --
Capital Growth Allocation Fund             64,504      --            --      --       144,646      --              --        --
Diversified Equity Allocation Fund          4,861      --            --      --        14,770      --              --        --

* The Fundamental Equity Fund commenced investment operations on August 5, 2008, and the Treasury Plus Money Market Fund commenced investment operations on August 14, 2008, each after the end of HighMark Funds' fiscal year ended July 31, 2008.

     For the fiscal year ended July 31, 2008, SEI Investments Distribution Co. received the following distribution fees with respect to the sale of Class A Shares, Class B Shares, Class C Shares and Class S Shares from the following
Funds:

                                           CLASS A SHARES         CLASS B SHARES        CLASS C SHARES         CLASS S SHARES
                                       ----------------------  --------------------  --------------------  ----------------------
                                                   ADDITIONAL            ADDITIONAL            ADDITIONAL              ADDITIONAL
                                        NET FEES     AMOUNT    NET FEES    AMOUNT    NET FEES    AMOUNT     NET FEES     AMOUNT
FUND*                                     PAID       WAIVED      PAID      WAIVED      PAID      WAIVED       PAID       WAIVED
-----                                  ----------  ----------  --------  ----------  --------  ----------  ----------  ----------
Balanced Fund                          $    7,523       --      $ 6,658      --      $  1,678      --              --       --
Cognitive Value Fund                        3,980       --           --      --           312      --              --       --
Core Equity Fund                            9,217       --        7,906      --         3,617      --              --       --
Enhanced Growth Fund                          928       --           --      --           758      --              --       --
Fundamental Equity Fund                        --       --           --      --            --      --              --       --
International Opportunities Fund           22,274       --           --      --        16,627      --              --       --
Large Cap Growth Fund                      15,303       --       17,766      --         4,417      --              --       --
Large Cap Value Fund                      161,214       --        7,187      --        32,248      --              --       --
Small Cap Advantage Fund                      200       --           --      --           560      --              --       --
Small Cap Value Fund                       52,615       --       30,541      --        70,560      --              --       --
Value Momentum Fund                        33,111       --       20,384      --         8,432      --              --       --
Bond Fund                                  32,855       --       16,483      --           277      --              --       --
Short Term Bond Fund                          163       --           --      --         3,608      --              --       --
California Intermediate Tax-Free
   Bond Fund                               27,494       --       13,493      --           761      --              --       --
National Intermediate Tax-Free Bond
   Fund                                     3,300       --           --      --            --      --              --       --
100% U.S. Treasury Money Market Fund      178,081       --           --      --            --      --      $  515,905       --
 California Tax-Free Money Market Fund    369,656       --           --      --            --      --         125,808       --
Diversified Money Market Fund             872,011       --           --      --            --      --         903,139       --
Treasury Plus Money Market Fund                --       --           --      --            --      --              --       --
U.S. Government Money Market Fund          48,228       --          989      --           188      --         315,559       --
Income Plus Allocation Fund                 6,467       --           --      --        23,827      --              --       --
Growth & Income Allocation Fund            49,166       --           --      --       100,554      --              --       --


Capital Growth Allocation Fund             52,783       --           --      --       122,199      --              --       --
Diversified Equity Allocation Fund          3,682       --           --      --         9,812      --              --       --

* The Fundamental Equity Fund commenced investment operations on August 5, 2008, and the Treasury Plus Money Market Fund commenced investment operations on August 14, 2008, each after the end of HighMark Funds' fiscal year ended July 31, 2008.


     The Distributor may use the distribution fee applicable to a Fund's Class A, Class B, Class C and Class S Shares to provide distribution assistance with respect to the sale of the Fund's Class A, Class B, Class C and Class S Shares or to provide shareholder services to the holders of the Fund's Class A, Class B, Class C and Class S Shares. The Distributor may also use the distribution fee
(i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund's Class A, Class B, Class C and Class S Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services to their customers owning a Fund's Class A, Class B, Class C and Class S Shares. In addition, the Distributor may use the distribution fee on Class A Shares to pay
(i) compensation to its registered representatives and to sales personnel who are involved in the distribution of a Fund's Shares or the provision of shareholder services with respect to a Fund's Shares and (ii) expenses, including overhead, allocable to the activities of such representatives and personnel (including, in instances in which such representatives and personnel are employees of entities other than the Distributor, reimbursement by the Distributor to such entities of amounts paid as such compensation by such entities and related expenses, including overhead, incurred by such entities in connection with the employment and activities of such persons). All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plans will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, or the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include UBOC, its subsidiaries and its affiliates.

     Participating Organizations may charge customers fees in connection with investments in a Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

     The distribution fees under the Distribution Plans will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plans. The Distributor may from time to time voluntarily reduce its distribution fees with respect to a Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark Funds. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fees would lower such Fund's expenses, and thus increase such Fund's yield and total returns, during the period such voluntary reductions were in effect.

     In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A, Class B, Class C or Class S Shares of that Fund. The Distribution Plans may be amended by vote of HighMark Funds' Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in a Distribution Plan that would materially increase the distribution fee with respect to a class of Shares of a Fund requires the approval of the shareholders of such class of Shares of the Fund. HighMark Funds' Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.

     Each Distribution Plan provides that it will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of the entire Board of Trustees, cast in person at a meeting called for such purpose. For so long as each of the Distribution Plans remains in effect, the selection and nomination of those trustees who are not "interested persons" of HighMark Funds (as defined in the 1940 Act) shall be committed to the discretion of the Independent Trustees.

TRANSFER AGENT AND CUSTODIAN SERVICES

     State Street Bank and Trust Company ("State Street") performs transfer agency services for the Funds pursuant to a transfer agency and shareholder service agreement with HighMark Funds dated as of February 15, 1997 (the "Transfer Agency Agreement"). State Street has sub-contracted such services to its affiliate, Boston Financial Data Services ("BFDS"). Pursuant to the Transfer Agency Agreement and this sub-contracting arrangement, BFDS processes purchases and redemptions of each Fund's Shares and maintains each Fund's shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a shareholder's account.

     Under the Transfer Agency Agreement, HighMark Funds has agreed to pay BFDS annual fees at the rate of $18,000 per Retail class/per Fund, $15,000 per Fiduciary class/per Fund, $15,000 per Class M class/per Fund and $5,000 per Class S class/per Fund. Effective January 1, 2007, HighMark Funds has agreed to pay BFDS annual fees at the rate of $14,000 per Retail class/per series of HighMark Funds, $9,500 per Fiduciary class/per series of HighMark Funds, $9,500 per Class M class/per series of HighMark Funds and $5,000 per Class S class/per series of HighMark Funds. In addition, there will be an annual account maintenance fee on direct accounts of $14.00 per account, an annual maintenance fee on broker controlled accounts of $7.00 and an additional annual IRA Custodial fee of $10.00 per social security number, as well as out-of-pocket expenses as defined in the Transfer Agency Agreement. BFDS may periodically reduce a portion of its transfer agency fee with respect to a Fund. In addition, HCM has agreed to pay certain transfer agency related expenses to BFDS on behalf of the Funds.

     UBOC serves as custodian to the Funds pursuant to a custodian agreement with HighMark Funds dated as of December 5, 2001 (the "Custodian Agreement"). Under the Custodian Agreement, UBOC's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments.

     Under the Custodian Agreement, HighMark Funds has agreed to pay UBOC a domestic custodian fee with respect to each Fund at an annual rate of 0.01% of the Fund's average daily net assets, plus certain transaction fees. UBOC is also entitled to be reimbursed by HighMark Funds for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. Global custody fees shall be determined on an asset and transaction basis, based on a security's country of domicile.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The Funds' independent registered public accounting firm, Deloitte & Touche LLP, provides audit and tax services to the Funds.


LEGAL COUNSEL

     Ropes & Gray LLP, One Embarcadero Center, Suite 2200, San Francisco, CA 94111 is legal counsel to HighMark Funds.

                             ADDITIONAL INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

     The Board of Trustees of HighMark Funds has delegated the authority to vote proxies on behalf of the Funds that own voting securities to HCM. The Board of Trustees has authorized HCM to delegate proxy voting authority with respect to a Fund to that Fund's sub-adviser. Descriptions of the proxy voting policies and procedures of HCM and each of the Sub-Advisers are attached as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available as of August 31 of each year (1) without charge, upon request, by calling toll free, 1-800-433-6884 or on or through HighMark Funds' website at www.highmarkfunds.com and (2) on the SEC's website at http://www.sec.gov.

DESCRIPTION OF SHARES

     HighMark Funds is a Massachusetts business trust. HighMark Funds' Declaration of Trust was originally filed with the Secretary of State of The Commonwealth of Massachusetts on

March 10, 1987. The Declaration of Trust, as amended, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. HighMark Funds' Declaration of Trust, as amended, further authorizes the Board of Trustees to establish one or more series of Shares of HighMark Funds, and to classify or reclassify the Shares of any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of HighMark Funds. HighMark Funds presently consists of twenty-four series of Shares, representing units of beneficial interest in the Balanced Fund, the Cognitive Value Fund, the Core Equity Fund, the Enhanced Growth Fund, the Fundamental Equity Fund, the International Opportunities Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Small Cap Advantage Fund, the Small Cap Value Fund, the Value Momentum Fund, the Bond Fund, the Short Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the 100% U.S. Treasury Money Market Fund, the California Tax-Free Money Market Fund, the Diversified Money Market Fund, the Treasury Plus Money Market Fund, the U.S. Government Money Market Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund, the Capital Growth Allocation Fund and the Diversified Equity Allocation Fund. Pursuant to a Multiple Class Plan on file with the SEC permitting the issuance and sale of six classes of Shares in selected Funds, Shares of such Funds may, from time to time, be divided into as many as six classes of Shares, designated Class A, Class B, Class C, Class M, Class S and Fiduciary Shares. Effective January 31, 2004, the Class B Shares are not being offered for purchase except to existing investors in connection with the reinvestment of dividends on previously acquired Class B Shares or the exchange of Class B Shares of one Fund for Class B Shares of another Fund. The Trustees of HighMark Funds have determined that currently no conflict of interest exists among the Class A, Class B, Class C, Class M, Class S and Fiduciary Shares. On an ongoing basis, the Trustees of HighMark Funds, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, HighMark Funds' Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of HighMark Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution. Upon liquidation or dissolution of HighMark Funds, shareholders of each class of a Fund are entitled to receive the net assets of the Fund attributable to such class.

     As used in the Prospectuses and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by HighMark Funds upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of HighMark Funds not readily identified as belonging to a particular Fund that are allocated to that Fund by HighMark Funds' Board of Trustees. Such allocations of general assets may be made in any manner deemed fair and equitable, and it is anticipated that the Board of Trustees will use the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses of that Fund, and with a share of the general liabilities and expenses of HighMark Funds not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of HighMark Funds to particular Funds will be determined by the Board of Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as HighMark Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.

     Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent registered public accounting firms, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of HighMark Funds voting without regard to series.

     Although not governed by Rule 18f-2, Retail Shares and Class S Shares of a Fund have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plans.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, HighMark Funds' Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability for the obligations of HighMark Funds, and that every written agreement, obligation, instrument, or undertaking made by HighMark Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust, as amended, also provides that HighMark Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of HighMark Funds, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which HighMark Funds itself would be unable to meet its obligations.

     The Declaration of Trust, as amended, states further that no Trustee, officer, or agent of HighMark Funds shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of HighMark Funds' business, nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust, as amended, also provides that all persons having any claim against the Trustees or HighMark Funds shall look solely to the assets of the trust for payment.

MISCELLANEOUS

     Shareholders are entitled to one vote for each Share held in a Fund as determined on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark Funds will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark Funds' Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or particular class, and (ii) only the Retail Shares or Class S Shares covered under a particular Distribution Plan will be entitled to vote on matters submitted to a shareholder vote relating to such Distribution Plan. HighMark Funds is not required to hold regular annual meetings of shareholders, but may hold special meetings from time to time.

     HighMark Funds' Trustees are elected by HighMark Funds' shareholders, except that vacancies may be filled by vote of the Board of Trustees. HighMark Funds is not required to hold meetings of shareholders for the purpose of electing Trustees except that (i) HighMark Funds is required to hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of HighMark Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 10% of the outstanding Shares of HighMark Funds. Upon written request by the holders of Shares representing 1% of the outstanding Shares of HighMark Funds stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, HighMark Funds will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

     HighMark Funds is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of HighMark Funds.

     The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC's website at www.sec.gov.

     The July 31, 2008 Annual Report to Shareholders of HighMark Funds is incorporated herein by reference. This Report includes audited financial statements for the fiscal year ended July 31, 2008. Upon the incorporation by reference herein of such Annual Report, the opinion in such Annual Report of independent accountants is incorporated herein by reference and such Annual Report's financial statements are incorporated by reference herein in reliance upon the authority of such accountants as experts in auditing and accounting.

     The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

     No salesperson, dealer, or other person is authorized to give any information or make any representation regarding the securities described herein other than information or representations contained in the Prospectuses and this Statement of Additional Information.


     As of October 31, 2008, HighMark Funds believes that the trustees and officers of HighMark Funds, as a group, owned less than one percent of the Shares of any Fund of HighMark Funds.

     The following table indicates the percentage of Fiduciary Shares of each Fund for which HighMark Funds believes UBOC was the shareholder of record and the percentage of Fiduciary Shares of each Fund over which HighMark Funds believes UBOC and/or HCM had investment authority as of October 28, 2008:

                                                                    UBOC and/or HCM's
                                             UBOC's shareholder   investment authority
                                               of record % of       with respect to %
Fund                                          Fiduciary Shares     of Fiduciary Shares
----                                         ------------------   --------------------
Balanced Fund                                        7.97%                 0.01%
Cognitive Value Fund                                 0.00%                99.07%
Core Equity Fund                                    75.25%                99.62%
Enhanced Growth Fund                                 0.00%                99.65%
Fundamental Equity Fund                              0.00%               100.00%
International Opportunities Fund                    71.23%                89.28%
Large Cap Growth Fund                               59.67%                73.74%
Large Cap Value Fund                                25.06%                29.09%
Small Cap Advantage Fund                            62.93%                99.86%
Small Cap Value Fund                                24.57%                25.85%
Value Momentum Fund                                 34.17%                35.32%
Bond Fund                                           80.84%                70.36%
Short Term Bond Fund                                67.04%                98.06%
California Intermediate Tax-Free Bond Fund          88.33%                87.79%
National Intermediate Tax-Free Bond Fund            97.52%                97.48%
100% U.S. Treasury Money Market Fund                93.88%                14.81%
California Tax-Free Money Market Fund               99.58%                65.89%
Diversified Money Market Fund                       75.50%                31.33%
Treasury Plus Money Market Fund                    100.00%                12.35%
U.S. Government Money Market Fund                   98.28%                14.46%
Income Plus Allocation Fund                         94.67%                 0.00%
Growth & Income Allocation Fund                     69.86%                 0.00%
Capital Growth Allocation Fund                       0.00%                 0.00%
Diversified Equity Allocation Fund                   8.38%                 0.00%


     The table below indicates each additional person known by HighMark Funds to own of record or beneficially 5% or more of the Shares of the following Funds of HighMark Funds as of October 28, 2008.

                                5% OR MORE OWNERS

                         BALANCED FUND - CLASS A SHARES

Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------
NFS LLC FEBO                                        16.92%
TY Yeh Investments LP
A Partnership
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


                         BALANCED FUND - CLASS C SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

NFS LLC FEBO                                        8.81%
NFS/FMTC IRA
FBO Arthur J Furtney Jr
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Isaac Rodriguez Spec Needs Tr                       40.45%
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Janney Montgomery Scott LLC                         5.97%
Carol G. Hood (IRA)
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

LPL Financial Services                              11.10%
9785 Towne Centre Drive
San Diego, CA 92121-1968


                        BALANCED FUND - FIDUCIARY SHARES

Name and Address                       Percentage of Ownership of Record
----------------                       ---------------------------------

PIMS/Prudential Retirement                          17.68%
As Nominee for the TTEE/Cust PL 820

Makita U.S.A., Inc.
14930 Northam St
La Mirada, CA 90638-5749

PIMS/Prudential Retirement                          20.04%
As Nominee for the TTEE/Cust PL 820
Bank of Tokyo-Mitsubishi UFJ
1251 Avenue of the Americas
New York, NY 10020-1104

Lane & Company                                       7.97%
c/o Union Bank of California
Attn: Kathleen Heilman
PO Box 85484
San Diego CA 92186-5484


                      COGNITIVE VALUE FUND - CLASS A SHARES

Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

Pershing LLC                                        8.86%
(5-2)
P O Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                        6.56%
(1-4)
P O Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                        5.45%
(3-6)
P O Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                        5.74%
(0-8)
P O Box 2052
Jersey City, NJ 07303-2052


                      COGNITIVE VALUE FUND - CLASS C SHARES

Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

LPL Financial Services                              6.10%
9785 Towne Centre Drive
San Diego, CA 92121-1968

Raymond James & Assoc Inc CSDN                      15.84%
FBO M. Kaye Whatley IRA
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Raymond James & Assoc Inc CSDN                      41.51%
FBO James A Whatley IRA
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Raymond James & Assoc Inc CSDN                      14.62%
FBO Judith A Hughes IRA
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

First Clearing, LLC                                 5.72%
Douglas D Pauley (IRA)
FCC as Custodian
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


                      COGNITIVE VALUE FUND - CLASS M SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

Union Bank Tr Nominee                               5.18%
FBO Arlin Trust
P O Box 85484
San Diego, CA 92186-5484

SEI Private Trust Company                           11.13%
c/o State Street Bank & Trust
Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Union Bank Tr Nominee                               54.63%
P O Box 85484

San Diego, CA 92186-5484

Name and Address                      Percentage of Beneficial Ownership
----------------                      ----------------------------------
Arlin Trust TA/I                                     5.18%
c/o Union Bank Tr Nominee
P O Box 85484
San Diego, CA 92186-5484


                     COGNITIVE VALUE FUND - FIDUCIARY SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

HighMark Growth & Income                            41.88%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Capital Growth                             48.75%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484


                        CORE EQUITY FUND - CLASS A SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

State Street bank & Trust Co                        9.58%
Cust for IRA of
Earl Lowery
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


                        CORE EQUITY FUND - CLASS B SHARES

Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

NFS LLC FEBO                                        5.39%
WaMu Investments, Inc.
Regular IRA
FBO Clarissa G Quinsaat
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO                                        5.39%
The Brunk Survivors Trust
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


                        CORE EQUITY FUND - CLASS C SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

FBO Marilyn & Leonard Paller                        10.21%
B Q-Tip Tr
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

FBO Marjory Alfe Spoehr                             5.57%
IRA R/O Frozen Tr
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

LPL Financial Services                              8.66%
9785 Towne Centre Drive
San Diego, CA 92121-1968


                       CORE EQUITY FUND - FIDUCIARY SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

HighMark Growth & Income                            9.57%
Allocation Fund
Omnibus Position

PO Box 85484
San Diego, CA 92186-5484

HighMark Capital Growth                             12.34%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

Lane & Company                                      75.25%
c/o Union Bank of California

Attn Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484

Name and Address                      Percentage of Beneficial Ownership
----------------                      ---------------------------------

The Swall Foundation                                5.31%
c/o Union Bank of California
Attn Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484


                      ENHANCED GROWTH FUND - CLASS A SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

State Street Bank & Trust Co                        5.44%
Cust For the Sep IRA A/C
Jeffrey P Davis
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Pershing LLC                                        12.18%
(0-0)
P O Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                        6.02%
(8-6)
P O Box 2052
Jersey City, NJ 07303-2052

NFS LLC FEBO                                        10.25%
Union Bank of California Cust
IRA Rollover
FBO Larry W Richardson
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Pershing LLC                                        5.46%
(3-5)
P O Box 2052
Jersey City, NJ 07303-2052

                      ENHANCED GROWTH FUND - CLASS C SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

Ronald D Kouchi                                     10.17%
Beneficiary on File
Subject to BFDS TOD Rules
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co                        8.50%
Cust for the IRA of
Janice Risseeuw DCD
FBO Cynthia Strange
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co                        8.64%
Cust for the Rollover IRA
Vicki Ball
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co                        7.82%
Cust for the IRA R/O
Rhonda Brown
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

LPL Financial Services                              12.57%
9785 Towne Centre Drive
San Diego, CA 92121-1968

Pershing LLC                                        37.73%
P. O. Box 2052
Jersey City, NJ 07303-2052

                      ENHANCED GROWTH FUND - CLASS M SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

SEI Private Trust Company                           10.73%
c/o State Street Bank & Trust
Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Union Bank Tr Nominee                               55.12%
P O Box 85484
San Diego, CA 92186-5484


                     ENHANCED GROWTH FUND - FIDUCIARY SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

HighMark Growth & Income                            39.54%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Capital Growth                             51.21%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Diversified Equity                         5.36%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484


                    FUNDAMENTAL EQUITY FUND - CLASS A SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

PFPC Distributors Inc                              100.00%
Seed Account
760 Moore Rd
Mail Stop F 4 F 760 2B1
Kng of Prussia, PA 19406

                    FUNDAMENTAL EQUITY FUND - CLASS C SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

PFPC Distributors Inc                              100.00%
Seed Account
760 Moore Rd
Mail Stop F 4 F 760 2B1
Kng of Prussia, PA 19406


                   FUNDAMENTAL EQUITY FUND - FIDUCIARY SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

HighMark Growth & Income                            38.94%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Capital Growth                             51.16%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Diversified Equity                         5.15%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484


                INTERNATIONAL OPPORTUNITIES FUND - CLASS M SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

SEI Private Trust Company                           10.68%
c/o State Street Bank & Trust
Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Union Bank Tr Nominee                               50.46%
P O Box 85484
San Diego, CA 92186-5484

               INTERNATIONAL OPPORTUNITIES FUND - FIDUCIARY SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

HighMark Growth & Income                            7.16%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Capital Growth                             8.07%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

Lane & Company                                      71.23%
c/o Union Bank of California
Attn: Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484


                     LARGE CAP GROWTH FUND - CLASS A SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

Charles Schwab & Co Inc                             9.77%
FBO Exclusive Customers
101 Montgomery St
San Francisco, CA 94104-4151


                     LARGE CAP GROWTH FUND - CLASS C SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

Pasadena Masonic Lodge # 272                        22.66%
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO                                        26.06%
Daniel Huntsman
Mary E Huntsman
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Pershing LLC                                        7.06%
P. O. Box 2052
Jersey City, NJ  07303-2052


                    LARGE CAP GROWTH FUND - FIDUCIARY SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

HighMark Growth & Income                            6.95%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Capital Growth                             8.12%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

PIMS/Prudential Retirement                          7.31%
As Nominee for the TTEE/Cust PL 820
Bank of Tokyo-Mitsubishi UFJ
1251 Avenue of the Americas
New York, NY 10020-1104

Lane & Company                                      59.67%
c/o Union Bank of California
Attn: Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484


                      LARGE CAP VALUE FUND - CLASS A SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

Charles Schwab & Co Inc                             8.62%
FBO Exclusive Customers
101 Montgomery St
San Francisco, CA 94104-4151


                      LARGE CAP VALUE FUND - CLASS B SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

NFS LLC FEBO                                        13.13%
Steven E Swank
c/o HighMark Funds
Attn: Fund Administration

350 California Street
San Francisco, CA 94104

LPL Financial Services                              8.74%
9785 Towne Centre Drive
San Diego, CA 92121-1968

UBS Financial Services, Inc FBO                     7.34%
The Raydean Randlett 2006
Trust
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


                     LARGE CAP VALUE FUND - FIDUCIARY SHARES


Name and Address                      Percentage of Ownership of Record
----------------                      ---------------------------------

Charles Schwab & Co Inc                             35.98%
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

Mitra & Co FBO 98                                   5.99%
c/o M&I Trust Co NA-Attn: MF
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

PIMS/Prudential Retirement                          7.94%
As Nominee for the TTEE/Cust PL 820
Komatsu America Corp.
One Continental Towers
1701 W Golf Road
Rolling Meadows, IL 60008-4227

Lane & Company                                      25.06%
c/o Union Bank of California
Attn: Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484

                    SMALL CAP ADVANTAGE FUND - CLASS A SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

Wells Fargo Investments LLC                                   6.31%
625 Marquette Ave S 13th Floor
Minneapolis, MN 55402-2323

LPL Financial Services                                       22.86%
(7-0)
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                        9.42%
(2-2)
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                        7.73%
(3-5)
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                        8.22%
(5-1)
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                        7.29%
(6-4)
9785 Towne Centre Drive
San Diego, CA 92121-1968


                    SMALL CAP ADVANTAGE FUND - CLASS C SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

NFS LLC FEBO                                                 11.80%
NFS/FMTC IRA
FBO Muriel G Dunnigan
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO                                                 14.80%
NFS/FMTC IRA

FBO Barney Wisdom
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO                                                 19.11%
NFS/FMTC Rollover IRA
FBO Charles S Taes
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO                                                 20.39%
NFS/FMTC Rollover IRA
FBO Sharon L Jayne
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO                                                 15.40%
NFS/FMTC IRA
FBO Darlene T Compton
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


                   SMALL CAP ADVANTAGE FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

HighMark Growth & Income                                     15.56%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Capital Growth                                      18.16%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

Lane & Company                                               62.93%
c/o Union Bank of California

Attn: Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484

                      SMALL CAP VALUE FUND - CLASS A SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

Charles Schwab & Co Inc                                       5.30%
FBO Exclusive Customers
101 Montgomery St
San Francisco, CA 94104-4151

NFSC FBO # CTN                                               12.25%
BONY Cust for Pas Small Cap FOF
Anthony Cirelli
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


                     SMALL CAP VALUE FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

Charles Schwab & Co Inc                                       6.75%
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

Lane & Company                                               24.57%
c/o Union Bank of CA
Attn: Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484

UBS Financial Services Inc. FBO                               5.09%
White Castle PPL & Tr
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

UBS Financial Services Inc. FBO                               6.22%
White Castle PSP & Tr
c/o HighMark Funds
Attn: Fund Administration
350 California Street

San Francisco, CA 94104

Wachovia Bank FBO                                            11.15%
Various Retirement Plans
1525 West WT Harris Blvd
Charlotte NC 28388-0001

PIMS/Prudential Retirement                                    5.09%
As Nominee for the TTEE/Cust PL 890
General Communication, Inc. Qual
2550 Denali St Ste 1000
Anchorage, AK 99503-2751


                     VALUE MOMENTUM FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

Lane & Company                                               34.17%
c/o Union Bank of California
Attn: Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484

PIMS/Prudential Retirement                                   34.82%
As Nominee For the TTEE/Cust PL 720
Union Bank of California
400 California St FL10
San Francisco, CA 94104-1318


                           BOND FUND - CLASS A SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

Wilmington Trust Company                                     27.73%
Attn Carolyn Nelson
PO Box 8882
Wilmington, DE 19899-8882


                           BOND FUND - CLASS C SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
Orlynn & Sherron Sheen Crut                                  11.61%
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co                                  9.04%
Cust For the IRA of
Beverly J Manner
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

D A Davidson & Co Inc FBO                                     9.81%
Russell Crowell
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

LPL Financial Services                                        5.07%
(9-9)
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                       35.58%
(3-8)
9785 Towne Centre Drive
San Diego, CA 92121-1968

Wells Fargo Investments LLC                                   9.09%
625 Marquette Ave S 13th Floor
Minneapolis, MN 55402-2323

First Clearing, LLC                                           5.64%
Janet Palm (Sep IRA)
FCC as Custodian
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


                          BOND FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

Lane & Company                                               80.84%
c/o Union Bank of California
Attn: Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484

Name and Address                              Percentage of Beneficial Ownership
----------------                              ----------------------------------

BTM UFJ, Ltd DB Plan                                         13.00%
c/o Union Bank of California
Attn: Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484


           CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - CLASS A SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

Charles Schwab & Co Inc                                      5.53%
FBO Exclusive Customers
101 Montgomery St
San Francisco, CA 94104-4151

NFS LLC FEBO                                                 6.07%
Kenneth E Becker 1987 Rev Tr
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


           CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - CLASS B SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

NFS LLC FBO                                                  14.79%
Ingeborg Samsinger
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FBO                                                   6.82%
Tomoko Yamaguchi
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FBO                                                   5.67%
Alice Oku
c/o HighMark Funds
Attn: Fund Administration
350 California Street

San Francisco, CA 94104

           CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - CLASS C SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
LPL Financial Services                                       16.62%
(2-5)
9785 Towne Centre Drive
San Diego, CA 92121-1968

First Clearing, LLC                                           8.87%
Tanaka Revocable Living Trust
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

LPL Financial                                                 8.52%
(6-5)
9785 Towne Centre Drive
San Diego, CA 92121-1968

First Clearing, LLC                                           5.66%
Ed Whitespeare & S L
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

LPL Financial                                                 8.44%
(9-1)
9785 Towne Centre Drive
San Diego, CA 92121-1968

First Clearing, LLC                                           5.57%
Banner Ridge Family
A Partnership
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


          CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

Lane & Company                                               88.33%
c/o Union Bank of California

Attn: Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484

            NATIONAL INTERMEDIATE TAX-FREE BOND FUND - CLASS A SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

NFS LLC FEBO                                                 13.46%
The Naomi L Smith Separate
Prprty
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

LPL Financial Services                                       30.64%
(3-6)
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                       12.26%
(4-9)
9785 Towne Centre Drive
San Diego, CA 92121-1968


           NATIONAL INTERMEDIATE TAX-FREE BOND FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

Lane & Company                                               97.52%
c/o Union Bank of California
Attn: Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484


                      SHORT TERM BOND FUND - CLASS A SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
State Street Bank & Trust Co                                 12.79%
Cust For the IRA Rollover
FBO Henry W Dannenberg
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO #                                               11.07%

NFS/FMTC Sep IRA
FBO George M Baker Jr
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO                                                 6.48%
Lindstedt Living Trust
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Wells Fargo Investments LLC                                  28.54%
625 Marquette Ave S 13th Floor
Minneapolis, MN 55402-2323

Raymond James & Assoc Inc CSDN                               6.39%
FBO Marilyn S Ward MD IRA
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO #                                               11.07%
NFS/FMTC Sep IRA
FBO George M Baker Jr
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO                                                 6.48%
Lindstedt Living Trust
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Wells Fargo Investments LLC                                  28.54%
625 Marquette Ave S 13th Floor
Minneapolis, MN 55402-2323

Raymond James & Assoc Inc CSDN                               6.39%
FBO Marilyn S Ward MD IRA
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


                      SHORT TERM BOND FUND - CLASS C SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
State Street Bank & Trust Co                                 5.37%
Cust For The IRA R/O
FBO Kathy Vesey
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Wedbush Morgan Securities                                    6.08%
1000 Wilshire Blvd
Los Angeles, CA 90017-2457

William R Lesh                                               6.08%
Wedbush Morgan Sec CTDN
IRA Cont
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO                                                 10.32%
NFS/FMTC IRA
FBO Janis Cupp
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Stifle  Nicolaus & Co Inc                                    6.57%
Dianne U Foussac IRA
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

First Clearing, LLC                                          5.76%
Iva R. McDuffy IRA
FCC as Custodian
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

LPL Financial                                                6.47%
9785 Towne Centre Drive
San Diego, CA 92121-1968


                     SHORT TERM BOND FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
HighMark Income Plus                                          5.24%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Growth & Income                                     14.31%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Capital Growth                                       6.12%
Allocation Fund
Omnibus Position

PO Box 85484
San Diego, CA 92186-5484

Lane & Company                                               67.04%
c/o Union Bank of California
Attn: Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484


Name and Address                              Percentage of Beneficial Ownership
----------------                              ----------------------------------

Isuzu Companies Retirement Plan                              10.46%
c/o Union Bank of California
Attn: Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484


              100% U.S. TREASURY MONEY MARKET FUND - CLASS A SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

National Financial Services Corp                             99.87%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598


             100% U.S. TREASURY MONEY MARKET FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
Union Bank                                                   93.88%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602


Name and Address                              Percentage of Beneficial Ownership
----------------                              ----------------------------------
Osborne Construction Co                                       5.58%
c/o Union Bank of California
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

McKesson & OTN Escrow                                         5.46%
c/o Union Bank of California
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

              100% U.S. TREASURY MONEY MARKET FUND - CLASS S SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

National Financial Services Corp                            100.00%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598


             CALIFORNIA TAX-FREE MONEY MARKET FUND - CLASS A SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

National Financial Services Corp                             99.94%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598


                      MONEY MARKET FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

Union Bank                                                   99.58%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602


             CALIFORNIA TAX-FREE MONEY MARKET FUND - CLASS S SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

National Financial Services Corp                            100.00%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598


                 DIVERSIFIED MONEY MARKET FUND - CLASS A SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

National Financial Services Corp                             99.48%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre

200 Liberty St  5FL
New York, NY 10281-5598

                DIVERSIFIED MONEY MARKET FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

Union Bank                                                   75.29%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

PIMS/Prudential retirement                                    8.14%
As Nominee for the TTEE/Cust PL 720
Union Bank of California
400 California St Fl 10
San Francisco, CA 94104-1318


                 DIVERSIFIED MONEY MARKET FUND - CLASS S SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
National Financial Services Corp                            100.00%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598


                TREASURY PLUS MONEY MARKET FUND - CLASS A SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
National Financial Services Corp                            100.00%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598


               TREASURY PLUS MONEY MARKET FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
Union Bank                                                  100.00%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

Name and Address                              Percentage of Beneficial Ownership
----------------                              ----------------------------------
Coherent Inc. - Clearwater Advisors                          29.71%
c/o Union Bank of California
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

Coherent Inc. - Brown Brothers Harr                          22.46%
c/o Union Bank of California
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

Worthington, Kenneth Estate Est                              12.31%
c/o Union Bank of California
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602


                TREASURY PLUS MONEY MARKET FUND - CLASS S SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
PFPC Distributors Inc                                       100.00%
Seed Account
760 Moore Rd
Mail Stop F 4 F 760 2B1
Kng of Prussia, PA 19406


               U.S. GOVERNMENT MONEY MARKET FUND - CLASS A SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
National Financial Services Corp                             99.10%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598


               U.S. GOVERNMENT MONEY MARKET FUND - CLASS B SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
NFS LLC FEBO                                                  6.33%
Union Bank of California Cust
Regular IRA
FBO Fumiko Fukushima
c/o HighMark Funds

Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO                                                  6.80%
Union Bank of California Cust
IRA Rollover
FBO Margarita Omana
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO                                                  7.15%
Union Bank of California Cust
Regular IRA
FBO Bernard Gomberg
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO                                                 50.55%
Evelina V Tan
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO                                                  8.25%
Jacqueline J Fuhrmann
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


               U.S. GOVERNMENT MONEY MARKET FUND - CLASS C SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
Christian Community Foundation DBA                           11.09%
Waterstone
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co                                  8.82%
Cust For The IRA R/O
Lucia A Hnath
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co                                  7.42%
Cust For The IRA R/O
FBO Scott Fisher
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co                                 13.27%
Cust For The IRA Rollover
FBO Thomas Burke
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Morgan Keegan & Co. FBO                                      28.55%
Antoinette M Burke-Sale - Rollover
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


              U.S. GOVERNMENT MONEY MARKET FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
Union Bank                                                   98.28%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602



NAME AND ADDRESS                              PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                               ---------------------------------

INS Co West CU                                               10.04%
c/o Union Bank of California
Attn Fund Accounting

P O Box 85602
San Diego, CA 92186-5602

ION Media Netwks ** Pledged** CU                             7.08%
c/o Union Bank of California
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

Cambiar Opportunity Portfolio CU                             6.15%
c/o Union Bank of California
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602


               U.S. GOVERNMENT MONEY MARKET FUND - CLASS S SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

National Financial Services Corp                            100.00%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598


                  INCOME PLUS ALLOCATION FUND - CLASS C SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
Morgan Keegan & Co. FBO                                      5.65%
Minnie M Odom - IRA
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Raymond James & Assoc Inc                                    5.54%
FBO James Tedeschi
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


                 INCOME PLUS ALLOCATION FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

Lane & Company                                               94.67%
c/o Union Bank of CA

Attn Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484

LPL Financial Services                                       5.33%
9785 Towne Centre Drive
San Diego, CA 92121-1968


Name and Address                              Percentage of Beneficial Ownership
----------------                              ----------------------------------

Conrad Building DB Plan                                      94.67%
c/o Union Bank of CA
Attn Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484


               GROWTH & INCOME ALLOCATION FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

Lane & Company                                               69.86%
c/o Union Bank of CA
Attn Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484

LPL Financial                                                23.01%
(1-6)
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial                                                 5.66%
(2-9)
9785 Towne Centre Drive
San Diego, CA 92121-1968


Name and Address                              Percentage of Beneficial Ownership
----------------                               ---------------------------------

Conrad Building DB Plan                                      69.86%
c/o Union Bank of CA
Attn Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484


                CAPITAL GROWTH ALLOCATION FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

State Street Bank & Trust Co                                 28.45%
Cust For The IRA Rollover

FBO Louis J Nagy
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FBO                                                   9.34%
Leigh Friedman
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Wells Fargo Investments LLC                                  54.73%
625 Marquette Ave S 13th Floor
Minneapolis, MN 55402-2323


               DIVERSIFIED EQUITY ALLOCATION FUND - CLASS A SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
Pershing LLC                                                  5.44%
(3-8)
P O Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                                  7.08%
(7-5)
P O Box 2052
Jersey City, NJ 07303-2052


               DIVERSIFIED EQUITY ALLOCATION FUND - CLASS C SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------

Law Offices of Robert O Friedman                              5.09%
Profit Sharing Plan
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104


              DIVERSIFIED EQUITY ALLOCATION FUND - FIDUCIARY SHARES


Name and Address                               Percentage of Ownership of Record
----------------                               ---------------------------------
Lane & Company                                               8.38%
c/o Union Bank of CA
Attn Kathleen Heilman

PO Box 85484
San Diego, CA 92186-5484

Meagan H McDaries                                            41.51%
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Pershing LLC                                                 50.11%
P O Box 2052
Jersey City, NJ 07303-2052


Name and Address                              Percentage of Beneficial Ownership
----------------                              ----------------------------------
CWGH & P - Sargent                                           8.38%
c/o Union Bank of CA
Attn Kathleen Heilman
PO Box 85484
San Diego, CA 92186-5484

                                   APPENDIX A

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Duff & Phelps ("Fitch IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2 and 3) in each rating category to indicate the security's ranking within the category):

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

Description of the three highest long-term debt ratings by Fitch IBCA:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -  Leading market positions in well-established industries.

               -  High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S & P's description of its three highest short-term debt ratings:

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch IBCA's description of its three highest short-term debt ratings:

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG 1/VMIG 1   This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Short-Term Debt Ratings

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.


The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non investment grade and therefore speculative.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

     The proxy voting policies and procedures of the Adviser and each of the Sub-Advisers are summarized below.

HighMark Capital Management, Inc.


     It is HighMark Capital Management, Inc.'s ("HCM") policy that proxies be voted in a manner that is consistent with the interests of its clients, including each HighMark Fund. A copy of HCM's Proxy Voting Policies and Procedures may be obtained, without charge, by calling 1-800-582-4734.


     For all Funds managed by a sub-adviser pursuant to an agreement with the Adviser, HCM delegates proxy voting to the respective sub-adviser. HCM expects the sub-adviser to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by the sub-adviser which are in compliance with applicable law. As part of its sub-adviser review process, HCM will at least annually review the sub-adviser's voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require the sub-adviser to promptly notify HCM of any material changes to its voting policies or practices.


     For proxies to be voted by the Adviser, HCM utilizes the services of an outside third party, RiskMetrics Group ISS Governance Services ("RiskMetrics"), to vote its proxies pursuant to guidelines set by RiskMetrics and approved by HCM. RiskMetrics' corporate governance policy guiding principals establish a framework to examine all issues with the goal to maximize shareholder value, promote accountability, and mitigate risk. To achieve this goal: 1) RiskMetrics supports strong boards that demonstrate a commitment to creating shareholder value and prefers to see mechanisms that promote independence, accountability, responsiveness, and competence. 2) RiskMetrics evaluates auditors with the goal of ensuring auditor independence from the firm being audited as it is essential to ensure objectivity and reduce the potential for abuse thereby enabling accurate and reliable financial reporting. 3) RiskMetrics protects shareholder interests by examining the adoption of anti-takeover defense proposals or shareholder calls for their removal based on: the right of shareholder approval, the fairness of the voting process, protection of shareholders' right to act, and the ability to evaluate and vote effectively on the aggregate impact of the proposal. 4) RiskMetrics evaluates merger and restructuring transactions giving consideration to economic, operational, and governance factors based on: current shareholders' viewpoints, enhancing shareholder value, independent evaluation, and shareholder approval process. 5) RiskMetrics evaluates executive and director compensation proposals with the overall goal of aligning compensation practices with shareholders' interests. 6) RiskMetrics evaluation of corporate social responsibility issues focuses on the financial aspects of social and environmental proposals.


     RiskMetrics is an agent of HCM and HCM retains the fiduciary duty to vote the proxies in the best interest of clients. HCM expects RiskMetrics to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by

RiskMetrics which are in compliance with applicable law. HCM will at least annually review RiskMetrics' voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require RiskMetrics to promptly notify HCM of any material changes to its voting policies or practices.

     For proxies to be voted by the Adviser, HCM, through its Investment Policy Committee (IPC), reserves the right to withdraw any proxy from RiskMetrics and to vote such proxy according to guidelines established by the IPC. HCM shall withdraw any proposed proxy vote from RiskMetrics in the event that HCM determines that the proposed vote by RiskMetrics would not be consistent with HCM's fiduciary duty to a Fund. Before deciding to vote any proxy the IPC shall determine whether HCM or any of its affiliates have a significant business, personal or family relationship that could give rise to a material conflict of interest with regard to the proxy vote. If a conflict of interest exists, HCM will retain an independent fiduciary to vote the proxy. To determine whether a material conflict exists, the IPC shall perform a reasonable investigation of information relating to possible conflicts of interest by relying on information about HCM and its affiliates that is publicly available or is generally known by HCM's employees, and on other information actually known by any IPC member. IPC members have a duty to disclose to the IPC conflicts of interest of which the member has actual knowledge but which have not been identified by the IPC in its investigation. The IPC cannot pursue investigation of possible conflicts when the information it would need is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the IPC. If a director, officer or employee of HCM, not involved in the proxy voting process, contacts any IPC member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the IPC and the IPC shall contact legal counsel who will be asked to recommend an appropriate course of action. All appropriate records regarding proxy-voting activities are maintained by RiskMetrics. HCM makes its proxy voting records available to each Fund and its shareholders, as required by law. HCM complies with the requirements of the Advisers Act and the Investment Company Act, and rules thereunder, and the fiduciary requirements of ERISA and the Department of Labor
(DOL) guidelines with respect to voting proxies.

     In some instances HCM may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

ARONSON+JOHNSON+ORTIZ
(SUB-ADVISER TO THE LARGE CAP VALUE FUND)

     AJO exercises proxy voting responsibilities on behalf of many of its clients, including the Large Cap Value Fund, pursuant to express or implied authorization in the client's investment management agreement, though some clients retain this authority. In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

     Each client account is voted by the firm's Proxy Manager, and AJO's proxy voting is overseen by the firm's Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with its fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

     AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Its quantitative model does not include subjective analysis of companies and their officers and directors. For detailed analyses of proxy issues, AJO relies primarily on one or more independent third party proxy voting services, and it will generally vote proxies in accordance with the recommendations it receives from these services. AJO has procedures in place to ensure the advice it receives is impartial and in the best interest of its clients. AJO votes each proxy individually and on rare occasions will not follow the third party recommendation. AJO will only vote against the recommendation where it is in the portfolio's best interests to do so and where AJO has no material conflict of interest. AJO relies solely on the third party recommendations in situations where AJO has a material conflict of interest (see "Conflicts of Interest," below).

     In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

     CONFLICTS OF INTEREST. Actual and potential conflicts of interest, including conflicts of interest of a third party proxy service, are monitored by AJO's Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, AJO will vote the proxy in accordance with the third party recommendation, unless the client directs otherwise or, in the case of an ERISA client, revokes AJO's proxy voting authority in writing. In the case where AJO and its primary proxy voting service each has a conflict of interest, the Committee will vote the proxy in accordance with the recommendation of AJO's secondary proxy service.

     RECORD-KEEPING. AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third party service providers or by relying on records available on EDGAR, the SEC's online document filing and retention system.

     VOTE DISCLOSURE. Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf on request. AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

BAILARD, INC.
(SUB-ADVISER TO THE COGNITIVE VALUE FUND, THE ENHANCED GROWTH FUND AND THE INTERNATIONAL OPPORTUNITIES FUND)

Bailard, Inc. has adopted policies and procedures that are reasonably designed to ensure that securities held by certain of its clients, including the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund, are voted in the best interests of these clients. In seeking to avoid material conflicts of interest, the Bailard, Inc. has engaged Glass Lewis & Co. ("Glass Lewis"), a third-party service provider, to vote the Cognitive Value Fund's, the Enhanced Growth Fund's, the International Opportunities Fund's and certain of its other clients' proxies in accordance with Glass Lewis's standard U.S. and international proxy voting guidelines (the "Guidelines").

     These Guidelines generally:

     1. Seek to support Boards of Directors that serve the interests of shareholders by voting for Boards that possess independence, a record of positive performance and members with a breadth and depth of experience;

     2. Seek transparency and integrity in financial reporting by voting for management's recommendations for auditor unless the independence of a returning auditor or the integrity of the audit has been compromised;

     3. Seek to incentivize employees and executives to engage in conduct that will improve the performance of their companies by voting for non-abusive compensation plans (including equity based compensation plans, performance based executive compensation plans and director compensation plans);

     4. Seek to protect shareholders' rights by voting for changes in corporate governance structure only if they are consistent with the shareholders' interests;

     5. Vote against shareholder proposals affecting the day-to-day management of a company or policy decisions related to political, social or environmental issues.

     Bailard, Inc. reserves the right to vote a proxy in the event that a conflict of interest arises such that Glass Lewis' recommendations under the Guidelines with respect to a particular issuer's proxy are no longer impartial. Should a circumstance arise where Bailard, Inc. would have to vote a proxy that poses a material conflict of interest for Bailard, Inc., Bailard, Inc. would not vote the proxy because it believes the cost of voting would be larger than any benefit to its clients.

     Proxies will not be voted when the shareholder would be blocked from trading while the vote is pending (in certain foreign countries), when Bailard, Inc. determines that the cost of voting outweighs the benefit, when proxies are received too late to be properly processed and when proxies have not been translated into English. In the case of certain investment company shares held by the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund, proxies may be voted in the same proportion as the other holders of those investment companies.

LSV ASSET MANAGEMENT
(SUB-ADVISER TO THE SMALL CAP VALUE FUND)

     LSV's standard investment management agreement expressly authorizes LSV to vote proxies on behalf of a client's account, including the account of the Small Cap Value Fund.

Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV's responsibility to vote proxies relating to securities held for the client's account.

     ERISA ACCOUNTS. Unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan's account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.

     Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client's investment. Proxy voting decisions must be made solely in the best interests of the client's account. In voting proxies, LSV is required to consider those factors that may affect the value of the client's investment and may not subordinate the interests of the client to unrelated objectives.

     LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

     LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently RiskMetrics Group ISS Governance Services ("RiskMetrics"). RiskMetrics will implement LSV's proxy voting process, provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring RiskMetrics to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV's use of RiskMetrics is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

     Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.

     LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

     Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

     RECORDKEEPING. In accordance with the recordkeeping rules, LSV will retain:

     (i)   Copies of its proxy voting policies and procedures.

     (ii) A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

     (iii) A record of each vote cast on behalf of a client (maintained by the proxy voting service).

     (iv) A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

     (v) A copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account.

     (vi) LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

     LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV's principal office.

                              FINANCIAL STATEMENTS


     The audited Financial Statements for HighMark Funds for the fiscal year ended July 31, 2008 and the Independent Registered Public Accounting Firm's Report thereon, included in the Annual Report of HighMark Funds, dated as of such date, which have been sent to shareholders of each Fund pursuant to the 1940 Act and filed with the SEC electronically on Form N-CSR on October 10, 2008 (File No. 811-05059; Accession No. 0000935069-08-002448), are incorporated herein by reference. A copy of each such report may be obtained without charge by contacting HighMark Funds, c/o PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, or by telephoning toll free 1-800-433-6884.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, HighMark Funds, certifies that it meets all of the requirements for effectiveness of the registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco and the State of California, on the 24th day of November, 2008.


                                        HighMark Funds


                                        By: /s/ Earle A. Malm II
                                            ------------------------------------
                                            Earle A. Malm II
                                            President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement of HighMark Funds has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                  Capacity                     Date
---------                       ------------------------------   -----------------


/s/ Earle A. Malm II            President (Principal Executive   November 24, 2008
-----------------------------   Officer), Trustee
Earle A. Malm II


/s/ Colleen Cummings            Controller and Chief Financial   November 24, 2008
-----------------------------   Officer (Principal Financial
Colleen Cummings                and Accounting Officer)


*/s/ David Benkert              Trustee                          November 24, 2008
 ----------------------------
David Benkert


*/s/ Thomas L. Braje            Trustee                          November 24, 2008
-----------------------------
Thomas L. Braje


*/s/ David A. Goldfarb          Trustee                          November 24, 2008
 ----------------------------
David A. Goldfarb


*/s/ Evelyn Dilsaver            Trustee                          November 24, 2008
 ----------------------------
Evelyn Dilsaver


*/s/ Michael L. Noel            Trustee                          November 24, 2008
 ----------------------------
Michael L. Noel


*/s/ Robert M. Whitler          Trustee                          November 24, 2008
 ----------------------------
Robert M. Whitler


*By: /s/ Earle A. Malm II
     ------------------------
     Earle A. Malm II

     Attorney-In-Fact, pursuant to powers of attorney incorporated by reference to Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant's Registration Statement on Form N-1A.

                                  EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------
(j)           Consent of Deloitte & Touche LLP